                               TABLE OF CONTENTS



                                            PAGE
                                            ----
Key Features of the Funds..................   2
Expenses...................................   3
Matching the Funds to Your Investment
  Needs....................................   5
Investment Objectives and Policies.........   6
The Indexes................................  11
Management of the Funds....................  13
Distributions and Taxes....................  15
Share Price Calculation....................  17
How the Funds Show Performance.............  17
Tax-Advantaged Retirement Plans............  17
Shareholder Guide..........................  18
  How to Buy Select Shares.................  19
  How to Sell or Exchange Select Shares....  20
Other Important Information................  22
Glossary of Important Terms................  25



TO PLACE ORDERS AND FOR ACCOUNT INFORMATION: Call Charles Schwab & Co., Inc. ("Schwab") at 800-2 NO-LOAD (800-266-5623), 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.


READING THIS PROSPECTUS. Explanations of all italicized terms in this Prospectus are included in the Glossary at the end of this Prospectus. References to "you" and "your" in this Prospectus refer to prospective investors and/or shareholders, while references to "we," "us," "our" and "our Fund" refer to the Select Shares, the Funds, or in some cases, the Trusts.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                              SELECT SHARES OF THE


                              SCHWAB 1000 FUND(R)


                              SCHWAB S&P 500 FUND


                         SCHWAB SMALL-CAP INDEX FUND(R)


                       SCHWAB INTERNATIONAL INDEX FUND(R)



THE SCHWAB 1000 FUND (THE "S-1000 FUND"), THE SCHWAB S&P 500 FUND (THE "S&P FUND"), THE SCHWAB SMALL-CAP INDEX FUND (THE "SMALL-CAP FUND"), AND THE SCHWAB INTERNATIONAL INDEX FUND (THE "INTERNATIONAL FUND," COLLECTIVELY, THE "FUNDS") seek to track or match the price and dividend performance (total return) of their respective indexes. The indexes are the Schwab 1000 Index(R), the S&P 500(R) Index, the Schwab Small-Cap Index(R), and the Schwab International Index(R) (see "The Indexes"). Each Fund invests primarily in common stocks of companies composing its respective index. The S-1000 Fund is a diversified investment portfolio of Schwab Investments. The S&P Fund, the Small-Cap Fund, and the International Fund are each diversified investment portfolios of Schwab Capital Trust. Both Schwab Investments and Schwab Capital Trust are no-load, open-end management investment companies. This prospectus describes only the Select Shares class of each Fund.



ABOUT THIS PROSPECTUS. THIS PROSPECTUS CONCISELY PRESENTS IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE FUNDS. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information about the Funds in Schwab Capital Trust's and Schwab Investments' Statements of Additional Information ("SAIs"), each dated May 19, 1997 (as amended from time to time), which are incorporated by reference into this Prospectus. The SAIs have been filed with the Securities and Exchange Commission ("SEC") and are available along with material incorporated by reference and other related materials using the SEC's World Wide Web address: http://www.sec.gov. This Prospectus is also available electronically by using Schwab's World Wide Web address: http://www.schwab.com. To get a free paper copy of this Prospectus or the SAIs, or a copy of the prospectus describing the other classes of shares of these Funds, call Schwab at 800-2 NO-LOAD, 24 hours a day, or write Schwab at 101 Montgomery Street, San Francisco, CA 94104.



                            PROSPECTUS MAY 19, 1997

                           KEY FEATURES OF THE FUNDS



INDEXING STRATEGY. Each Fund seeks to track or match the price and dividend performance (total return) of its respective index. Each Fund will invest in common stocks of companies composing its respective index and will attempt to minimize trading and other costs. Each Fund seeks investment results that track, rather than beat, the total return of its respective index. Each Fund uses an "indexing" strategy: it buys and sells stocks primarily to match its index, invest cash from Fund share purchases or obtain cash for redemptions of Fund shares. Thus, the Funds and the Investment Manager normally do not judge the merits of any particular stock. Under normal market conditions, the Funds invest at least 80% of their total assets in Index Stocks. (See "Investment Objectives and Policies.")


INDEXES.


- The index for the S-1000 Fund is the Schwab 1000 Index(R), which is composed of the common stocks of the 1,000 largest United States corporations ranked by market capitalization.



- The index for the S&P Fund is the S&P 500(R) Index, a composite index of 500 stocks prepared and published by Standard & Poor's.



- The index for the Small-Cap Fund is the Schwab Small-Cap Index(R), which is composed of the common stocks of the second 1,000 largest United States corporations ranked by market capitalization. ("Small-Cap Issuers").



- The index for the International Fund is the Schwab International Index(R), which represents the performance of common stocks and other equity securities issued by large, publicly traded companies from countries around the world with major developed securities markets, excluding the United States. (See "The Indexes.")



RISKS. Because each Fund invests in substantially all of the common stocks that compose its index, an investment in a Fund exposes you to stock risk, the risk that the price of a stock or stocks may decline. An investment in a Fund also exposes you to market risk, the risk that the market as a whole will decline. In addition, stocks of Small-Cap Issuers generally have greater illiquidity and price volatility than stocks of larger capitalization issuers. International stocks may have greater price volatility and illiquidity than U.S. stocks. (See "Investment Objectives and Policies - Risk Considerations.")


REDUCED TAXES. Taxes can erode the returns a shareholder earns from a mutual fund investment and are an important, and often overlooked, factor when evaluating a mutual fund's performance. For many mutual funds, shareholder tax liability is of minimal concern in the investment management process. In contrast, the Investment Manager of the Funds actively employs specific investment policies designed to minimize realized capital gain distributions. In order to minimize realized capital gain distributions, while achieving a Fund's investment objective, the Investment Manager focuses on individual tax lots in deciding when and how to manage the realization of net capital gains. In addition, the Investment Manager constantly monitors, analyzes and evaluates the portfolio as well as market conditions to carefully manage necessary trading activity and to determine when there are opportunities to harvest capital losses, which can then be used to offset realized capital gains. Through the use of these and other strategies, the Investment Manager seeks to minimize current capital gains distributions to an extent not found in most mutual funds. There can be no assurance that the Investment Manager will succeed in avoiding realized net capital gains. (See "Investment Objective and Policies").


MANAGEMENT. The Investment Manager, Charles Schwab Investment Management, Inc., currently manages the SchwabFunds Family(R) of 26 mutual funds with over $48 billion in assets. (See "Management of the Funds," and for a current list of the SchwabFunds(R), see the Glossary.)



LOW-COST INVESTING. You pay no sales fees or charges when you buy or sell shares of the Funds. In addition, the index fund management strategy is designed to minimize overall operating expenses.



The Select Shares class of the Funds has a lower total operating expense ratio than the other class or classes of the Funds. This is because the Select Shares class has higher minimum investment and balance requirements than the other class or classes. The Investment Manager and Schwab have guaranteed that, through at least February 29, 2000, the total operating expense ratio of the Select Shares of each Fund, as a percentage of average daily net assets, will not exceed the amounts shown in the "Expenses" table. After that, the guarantees may be terminated, modified or continued. (See "Shareholder Guide" and "Management of the Funds - Fees and Expenses.")



SHAREHOLDER SERVICES. Schwab's professional representatives are available toll-free, 24 hours a day at 800-2 NO-LOAD, to service your account. TDD users may contact Schwab at 800-345-2550, 24 hours a day. Schwab's World Wide Web site (address: http://www.schwab.com) is also available for information and trading. (See "Shareholder Guide - How to Buy Select Shares.")



FREE AUTOMATIC INVESTMENT PLAN. Schwab's free Automatic Investment Plan allows you to make regular investments in amounts and at intervals that you select. You avoid the inconvenience, delay and expense associated with checks or bank wires. (See "Shareholder Guide -- Schwab's Automatic Investment Plan," or call 800-2 NO-LOAD, 24 hours a day.)


CONVENIENT REPORTING. You receive regular Schwab statements that combine all your investment activity, including mutual funds, in one report.

RETIREMENT PLANS. Schwab offers tax-advantaged retirement plans for which the Funds may be appropriate investments. (See "Tax Advantaged Retirement Plans.")

                                    EXPENSES

SHAREHOLDER TRANSACTION EXPENSES are the fees and charges you pay for buying or selling shares of a fund. You pay no sales fees or charges when you buy or sell shares of our Funds.

ANNUAL FUND OPERATING EXPENSES include investment management fees paid to the Investment Manager, transfer agency fees and other expenses. These expenses cover, for example, services such as investment research, management of the Funds, maintenance of shareholder records and issuance of shareholder statements. Each class of shares is charged its own annual operating expenses from its income, which is factored into the dividends paid to shareholders and into the Funds' share price. As a shareholder, you are not charged any of these fees directly.

                                           SMALL- INTERNA-
                             S-1000  S&P    CAP   TIONAL
       SELECT SHARES         FUND   FUND   FUND   FUND
---------------------------- -----  -----  -----  -----
SHAREHOLDER
  TRANSACTION EXPENSES
Sales Charge on
  Purchases and Reinvested
  Dividends.................  None   None   None   None
Deferred Sales Charge or
  Redemption Fees 1.........  0.50%   None  0.50%  0.75%
Exchange Fees...............  None   None   None   None
ANNUAL FUND OPERATING
  EXPENSES
  (AS A PERCENTAGE OF
  AVERAGE DAILY NET ASSETS)
  Management Fee
    (after fee
    reduction) 2............  0.21%  0.03%  0.12%  0.17%
  12b-1 Fees................  None   None   None   None
  Other Expenses (after fee
    reduction and expense
    reimbursement) 3,4......  0.14%  0.16%  0.26%  0.30%
                             -----  -----  -----  -----
TOTAL FUND OPERATING
  EXPENSES (AFTER FEE
  REDUCTION AND EXPENSE
  REIMBURSEMENT) 4,5........  0.35%  0.19%  0.38%  0.47%



 1 Applies only to the redemption (including by exchange into other funds) of shares purchased and held less than six months. The fee is paid to the Fund and is designed to protect long-term investors in that Fund from the cost of frequent investments and redemptions by short-term investors. (See "Shareholder Guide -- How to Sell or Exchange Select Shares.") The Funds reserve the right to waive this fee for certain tax-advantaged retirement plans. Call your Schwab representative for more information.



 2 These amounts reflect waivers of a portion of the management fee by the Investment Manager. If there were no such waivers, the maximum management fee for each Fund would be the percentages shown below of the average daily net assets of each Fund:



  S-1000 Fund                                    0.25%
  S&P Fund                                       0.36%
  Small-Cap Fund                                 0.50%
  International Fund                             0.70%



 3 "Other Expenses" are based on estimated amounts for the current fiscal year for the Select Shares after fee reductions and expense reimbursements. If there were no such reductions or reimbursements, the estimated other expenses of the Select Shares for each Fund would be the percentages shown below of the average daily net assets of each class:



  S-1000 Fund                                    0.17%
  S&P Fund                                       0.83%
  Small-Cap Fund                                 0.29%
  International Fund                             0.32%



See "Other Important Information" for information regarding the differing expenses for the Funds' multiple classes of shares.



 4 These amounts reflect the guarantees by Schwab and the Investment Manager that, through at least February 29, 2000, the total operating expenses of the Select Shares for each Fund would not exceed the percentages shown below of the average daily net assets of the class. If there were no such guarantees, the total operating expenses of the Select Shares for each Fund would be the percentages shown below of the average daily net assets of the class. After February 29, 2000, the guarantees may be terminated, modified or continued.



                                      WITH         WITHOUT
                                   GUARANTEES     GUARANTEES
                                   ----------     ----------
  S-1000 Fund                           0.35%          0.42%
  S&P Fund                              0.19%          1.19%
  Small-Cap Fund                        0.38%          0.79%
  International Fund                    0.47%          1.02%

 5 You may be charged a fee if applicable minimum balances are not maintained in your Schwab brokerage or Schwab One(R) account. Schwab Individual Retirement Accounts ("IRAs") with balances of $10,000 or more by September 15, 1997 will not be charged Schwab's $29 annual IRA account fee for the life of the account. Schwab Keogh plans are currently charged an annual fee of $45. See "Other Important Information - Classes of Shares" for information regarding the other classes of shares of the Funds.



EXAMPLES. You would pay the following expenses on a $1,000 investment in the Select Shares of each Fund assuming: (1) 5% annual return and (2) redemption at the end of the period.


                             1 YEAR     3 YEARS
                             ------     -------
S-1000 Fund................    $4         $11
S&P Fund...................    $2         $ 6
Small-Cap Fund.............    $4         $12
International Fund.........    $5         $15


THIS IS AN EXAMPLE ONLY AND DOES NOT REPRESENT PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THE EXPENSES SHOWN IN THE EXAMPLE. This example reflects the voluntary guarantees by Schwab and the Investment Manager referred to in Footnote (4) above. Please remember that, while this example assumes a 5% annual return on investment, the actual returns may be more or less than the 5% used in this example.



The purpose of the table above is to help you understand the various costs and expenses you will bear directly or indirectly when you invest in the Funds.


                           MATCHING THE FUNDS TO YOUR
                                INVESTMENT NEEDS

THE FUNDS MAY BE APPROPRIATE FOR A VARIETY OF INVESTMENT PROGRAMS. The consistent long-term performance of index funds which attempt to track or match, rather than beat, the market makes the Funds appropriate choices as broad-based "core" portfolio holdings around which to build your overall portfolio. Used together, these Funds can be your portfolio's basic building blocks. These Funds provide a straightforward way to obtain exposure to three major asset classes (large companies, small companies, and international) which are often used as core components of asset allocation plans. A study of the performance of pension funds indicated that over 90% of the performance was determined by asset mix. 1


Index fund investors also recognize that the performance of the overall market was hard to beat over the past ten years - less than 20% of actively managed funds outperformed the S&P 500(R) Index for the ten years ended December
1996. 2


THE FUNDS MAY BE ESPECIALLY SUITABLE FOR LONG-TERM INVESTORS. Typical uses for the Funds may include saving for retirement or college funding. The Funds are also appropriate for use in IRAs and other retirement plans.


Because the Funds will ordinarily invest in a large number of common stocks, they may be especially appropriate for investors with long-term investment objectives. While common

---------------

 1 Financial Analysts Journal; Brinson, Singer, Beebower; May-June 1991.


 2 Source: Morningstar, Inc., based on the performance of 584 actively managed
   U.S. equity funds as of December 31, 1996.

stock prices tend to rise and decline for short or extended periods, historically they have generally risen over the long term. As a result, stocks have, over time, historically provided many investors with higher returns than most alternative securities investments.



The International Fund can be used to supplement and diversify a domestic equity portfolio. This Fund offers a convenient way to invest a portion of your assets internationally, while at the same time achieving a level of diversification of countries and companies that would be difficult and costly to achieve with individual securities. Internationally diversified investors have historically reduced their risk and at the same time earned significantly higher returns.


We designed the Funds for long-term investors. You should not use the Funds to speculate on short-term market movements. Doing so can disrupt our investment strategy and operations. It also raises costs for other Fund investors. As a result, we may refuse any purchase or buy exchange order that we deem to be disruptive to the Funds or their investments.

                             INVESTMENT OBJECTIVES
                                  AND POLICIES


SCHWAB 1000 FUND.(R) The investment objective of the S-1000 Fund is to match the price and dividend performance (total return) of the Schwab 1000 Index(R), an index created to represent the performance of publicly traded common stocks of the 1,000 largest United States companies.



SCHWAB S&P 500 FUND. The investment objective of the S&P Fund is to seek to track the price and dividend performance (total return) of common stocks of U.S. companies, as represented by the S&P 500(R) Index.



SCHWAB SMALL-CAP INDEX FUND(R). The investment objective of the Small-Cap Fund is to attempt to track the price and dividend performance (total return) of the Schwab Small-Cap Index(R), an index created to represent the performance of common stocks of the second 1,000 largest United States corporations, ranked by market capitalization. As a matter of fundamental policy, the Small-Cap Fund will invest at least 65% of its total assets in common stocks, or other equity securities including preferred stocks, rights and warrants.



SCHWAB INTERNATIONAL INDEX FUND(R). The investment objective of the International Fund is to attempt to track the price and dividend performance (total return) of the Schwab International Index(R), an index created to represent the performance of common stocks and other equity securities, including preferred stocks, rights, and warrants, issued by large, publicly traded companies from countries around the world with major developed securities markets, excluding the United States. As a matter of fundamental policy, the International Fund will invest at least 65% of its total assets in common stocks, or other equity securities including preferred stocks, rights and warrants of companies located in at least three countries other than the U.S.


Each Fund's investment objective is fundamental and cannot be changed without shareholder approval. While there is no assurance that the Funds will achieve their investment objectives, they will endeavor to do so by following the investment policies set forth below.


INDEXING STRATEGY. The Funds seek investment results that track, rather than beat, the total return of their respective index. While most equity mutual funds are actively managed, each Fund uses an "indexing" strategy: it buys and sells stocks primarily to match its index.

Thus, the Funds and the Investment Manager normally do not judge the merits of any particular stock like active managers do.



Under normal market conditions, each Fund invests at least 80% of its total assets in Index Stocks. A Fund generally tries to match its Index Stock holdings to those Index Stocks' weightings in its index. In extraordinary circumstances, each Fund may exclude an Index Stock from its holdings and include a similar stock in its place if it believes that doing so will help achieve its investment objective. Each Fund may purchase securities of companies with which it may be affiliated to the extent that these companies are represented in its index.


Although the Funds focus on Index Stocks, they may buy and sell other equity securities and other types of instruments. They may also buy and sell short-term debt securities for cash management purposes. In addition, each Fund may use options and futures contracts to adjust its correlation to its index.


TAX EFFICIENCY. The Funds are managed to minimize their realized capital gains. This feature can make a real difference in your after-tax return, especially if you are in a high tax bracket. The Funds have adopted a number of policies that help reduce their portfolio turnover ratios and minimize the level of realized capital gains. These policies include selling the highest tax cost securities first, not automatically rebalancing the portfolio to reflect changes in their indexes and trading only round-lots or large blocks of securities. These policies will be utilized only to the extent they do not have a material affect on a Fund's ability to track or match the performance of their index. By deferring the realization of capital gains, where possible, until shares are sold by an investor, those unrealized gains can accumulate in a Fund, helping to build the value of a shareholder's investment. In addition, shareholders are given greater control over the timing of the recognition of such gains and the impact on their tax situations. There can be no assurance that the Investment Manager will succeed in avoiding realized net capital gains.



FUND PERFORMANCE. While each Fund's performance will not precisely match its index's performance, each Fund will attempt to maximize the correlation between its performance and that of its index. Factors such as the size of a Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows into and out of a Fund, a Fund's policy of minimizing transaction costs and current capital gains tax liability, and changes in the securities markets and the indexes are expected by the Investment Manager to account for any differences between a Fund's performance and that of its index.


Over the long term, the Investment Manager seeks a correlation between the performance of each Fund and that of its index of 0.9 or better. A figure of 1.0 would indicate perfect correlation. The Investment Manager monitors the correlation between each Fund and its index performance on a regular basis. In the unlikely event that a correlation of 0.9 or better is not achieved, the Board of Trustees of a Fund will consider alternative arrangements.


RISK CONSIDERATIONS. Because each Fund invests in substantially all of the common stocks composing its index, investing in the Funds will expose you to stock risk. Prices of many stocks or of a single stock may decline over short or even long periods. However, diversity of stock holdings tends to reduce some elements of stock risk. Because a Fund owns so many different stocks, it is less sensitive to the decline of any one of them than if it invested in fewer stocks. A wide range of industries also tends to lessen the impact of one industry's decline. Even so, these factors cannot protect you from all possible losses.



While each Fund's diversification strategy helps protect shareholders from individual stock and industry risk, it does not protect shareholders from volatility caused by movement in the market as a whole. Because each Fund is designed to closely track or match its index's market performance, a Fund's performance will fall and rise accordingly. It's important to note that the market can fluctuate significantly.


An indexing strategy requires commitment to riding out the market's short-term swings in order to recognize its long-term growth potential. For this reason, the Funds are best viewed as long-term investments.


Also, to better track the investment results of each Fund's index, a Fund may engage in certain stock futures contracts and options, which are types of derivative transactions. Their potential return and risk can vary widely from type to type. See "Investment Securities" in the SAI for details about the derivatives that the Funds use and the limits on them. You should pay special attention to these descriptions of derivatives, for these investments carry more risk potential than a Fund's other investments.


EQUITY SECURITIES. Equity securities are ownership interests in the net worth of a corporation. They include common stocks, preferred stocks, convertible securities and warrants. In the past, they have outperformed most other securities over time, though their prices can be volatile in the short term. Market conditions or other company, political and economic news often can cause large changes in a stock's price for the short term or long term. Smaller company securities are especially sensitive to these factors. The greater price volatility of smaller company securities may result from the fact that there may be less market liquidity, less publicly available information or fewer investors who monitor the activities of these companies. As a result, their prices have historically been more volatile.


INTERNATIONAL STOCKS. Because the International Fund will be invested primarily in international equity securities, its price volatility may be even greater than if it were invested in U.S. equity securities. When the International Fund invests in such securities, they usually will be denominated in a foreign currency, and the International Fund may temporarily hold foreign currencies. Thus, the value of the International Fund's shares will be affected by changes in currency exchange rates. The value of the International Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the International Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between foreign currencies and the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political factors. Changes in the foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the International Fund. Accordingly, the International Fund's ability to achieve its investment objective will depend, to some extent, on exchange rate behavior.


Other risks and considerations of international investing include: differences in accounting, auditing and financial reporting standards; gen-erally higher transaction costs on foreign portfolio transactions; small trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on the International Fund's security holdings, which may reduce dividend income payable to shareholders; the possibility of expropriation, nationalization or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability which could affect U.S. investment in foreign countries; and potential restrictions on the flow of international capital.


SHORT-TERM DEBT SECURITIES. While the Funds try to remain invested in Index Stocks as fully as possible, each must manage its cash flows resulting from the purchase and sale of each Fund's shares. Thus, the Funds may also invest in U.S. Dollar denominated short-term bonds and money market instruments. The Funds may buy debt securities of or guaranteed by the U.S. government, its agencies or related bodies. They may also use certificates of deposit, time deposits and bankers' acceptances. The Funds may also buy commercial paper if the commercial paper has one of an NRSRO's top two ratings or has comparable quality if it is unrated. The Funds may enter into repurchase agreements using any of these debt securities.



FUTURES AND OPTIONS. The Funds may also buy futures contracts on stocks and stock indexes and options contracts (including options on futures contracts) to accommodate cash flows or when, in the opinion of the Investment Manager, available cash balances do not permit economically efficient stock purchases. Moreover, each Fund may sell futures and options to "close out" futures and options it purchased or to protect against a decrease in the price of securities it owns but intends to sell. Futures contracts and options may be used to maintain cash reserves while simulating full investment; to facilitate trading; or to seek higher investment returns or simulate full investment when a futures contract is considered more advantageous than the underlying security or index. Each Fund may enter into futures contracts and options thereon provided that the aggregate deposits required on these contracts do not exceed 5% of its total assets.



Futures contracts and options pose certain risks. The risk of loss in trading futures and options contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage that can be involved in futures and options pricing. As a result, a relatively small price movement in a futures or options contract may result in immediate and substantial loss (or gain) to the investor. While futures contracts and options can be used as leveraged instruments, the Funds may not use futures contracts or options to leverage their portfolios. When investing in futures and options contracts, each Fund will segregate cash, cash-equivalents or liquid, high quality debt instruments in the amount of the underlying obligation.


Since the Funds will not use futures and options contracts for the purposes of leveraging their portfolios, the Investment Manager does not believe that the Funds are subject to the degree of risk frequently associated with futures and options transactions.


ILLIQUID SECURITIES. As a fundamental policy, each Fund may invest up to 10% of its net assets in illiquid securities. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. See the SAIs for more information.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Funds may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. Generally, the Funds will not pay for securities or start earning interest on them until the Funds receive them. Securities purchased on a when-issued or delayed delivery basis are recorded as assets. During the period between the agreement date and the settlement date, the value of such securities may change as the prices of securities in the stock market increase or decrease or as interest rates change. Default by the other party to the agreement may result in a loss to the Funds.


REPURCHASE AGREEMENTS. The Funds may engage in repurchase agreements. In a repurchase agreement, a Fund buys a security at one price and agrees to sell it back at a higher price. In the event of a bankruptcy or other default of a repurchase agreement counterparty, the Funds may incur expenses in enforcing their rights and could experience losses, including a decline in the value of the underlying securities and loss of income.


BORROWING POLICY. The S&P Fund may borrow money only for temporary purposes to meet redemption requests that it cannot otherwise meet without immediately selling portfolio securities. The other Funds may borrow money for temporary purposes to meet redemption requests or for extraordinary or emergency purposes. Each Fund may borrow up to one-third of its total assets and pledge up to one-third of its total assets to secure such borrowings. The Funds may not borrow to leverage. Each Fund's borrowing and pledging policies are fundamental.


SECURITIES LENDING. To increase its income, each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions that borrow securities. No more than one-third of a Fund's total assets may be represented by loaned securities. The Funds' loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government securities equal at all times to at least 100% of the market value of the loaned securities plus accrued interest.



INVESTMENT COMPANIES. The Funds may buy shares of other investment companies, including those managed by CSIM, the Investment Manager. In the aggregate, no more than 10% of a Fund's total assets may be invested in other investment companies, and an investment in any one investment company will be limited to 5% of a Fund's total assets. Because other investment companies employ an investment adviser and other service providers, such investments by a Fund may cause shareholders to bear duplicative fees.


CURRENCY HEDGING. The International Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The International Fund expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities (so-called "transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

For transaction hedging purposes, the International Fund enters into foreign currency transactions with respect to specific receivables or payables of the International Fund arising in connection with the purchase or sale of its portfolio securities. By transaction hedging, the International Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, and the transaction's settlement date. When it engages in position hedging, the International Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or against an increase in the value of currency for securities which the International Fund expects to purchase).


When it engages in portfolio and/or transaction hedging, the International Fund may buy or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate, enter into contracts to buy or sell foreign currencies at a future date ("forward contracts") and buy or sell foreign currency futures contracts ("futures contracts"). The International Fund may also buy exchange-listed and over-the-counter call and put options on futures contracts and on foreign currencies.



Hedging transactions involve costs and may result in losses, and the International Fund's ability to engage in hedging transactions may be limited by tax considerations. Transaction and position hedging do not eliminate fluctuations in the prices of the underlying securities that the International Fund owns or expects to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. See "Investment Securities" in Schwab Capital Trust's SAI for more information.


                                  THE INDEXES


THE SCHWAB 1000 INDEX(R). The Schwab 1000 Index was developed to represent the total return of publicly traded common stocks of United States companies. To be included in the Schwab 1000 Index, a company must satisfy all of the following criteria:



1. it must be an "operating company" (i.e., not an investment company) incorporated in the United States, its territories or possessions;



2. a liquid market for its common shares must exist on the New York Stock Exchange, American Stock Exchange or the NASDAQ/NMS; and



3. its market value must place it among the top 1,000 such companies as measured by market capitalization.



As of January 31, 1997, the aggregate market capitalization of Index Stocks included in the Schwab 1000 Index was approximately $7.044 trillion. This represents approximately 85% of the total market value of all publicly traded United States companies, as represented by the Wilshire 5000 Index.



THE SCHWAB SMALL-CAP INDEX(R). The Schwab Small-Cap Index was developed in 1993 to represent the total return of common stocks of small-cap issuers. To be included in the Schwab Small-Cap Index, a company must satisfy all of the following criteria:


1. it must be an "operating company" (i.e., not an investment company) incorporated in the United States, its territories or possessions;

2. a liquid market for its common shares must exist on the New York Stock Exchange, the American Stock Exchange or the NASDAQ/NMS; and

3. its market value must place it among the second 1,000 such companies as measured by market capitalization (i.e., from the company with a rank of 1,001 through the company with a rank of 2,000).

As of January 31, 1997, the aggregate market capitalization of Index Stocks included in the Schwab Small-Cap Index(R) was approximately $580 billion. This represents approximately 7% of the total market value of all publicly traded United States companies, as represented by the Wilshire 5000 Index.


THE SCHWAB INTERNATIONAL INDEX(R). The Schwab International Index was developed in 1993 to represent the total return of common stocks and other equity securities issued by large publicly traded companies from countries around the world with major developed securities markets, excluding the United States. Currently the countries included in the Schwab International Index are Australia, Belgium, Canada, Denmark, France, Germany, Hong Kong, Italy, Japan, the Netherlands, Singapore, Spain, Sweden, Switzerland and the United Kingdom. To be included in the Schwab International Index, a company must satisfy all of the following criteria:


1. it must be an "operating company" (i.e., not an investment company) whose principal trading market is in a country with major developed securities markets outside the United States;


2. a liquid market for its shares must exist;


3. its market value must place it among the top 350 such companies as measured by market capitalization, provided that the total of all companies from any country may not exceed 35% of the Schwab International Index on a rebalancing date.

As of January 31, 1997 the aggregate market capitalization of Index Stocks included in the Schwab International Index was approximately $4.4 trillion. This represents approximately 23% of the total market value of all publicly traded non-U.S. companies.


THE SCHWAB 1000 INDEX(R), THE SCHWAB SMALL-CAP INDEX AND THE SCHWAB INTERNATIONAL INDEX. A particular stock's weighting in the Schwab 1000 Index, the Schwab Small-Cap Index and the Schwab International Index is based on its relative total market value (i.e., its market price per share multiplied by the number of shares outstanding), divided by the total market value of the index. The Schwab 1000 Index, the Schwab Small-Cap Index and the Schwab International Index were developed and are maintained by Schwab. They serve as a standard of comparison for their respective Fund's performance. Schwab receives no compensation from the Funds for maintaining these indexes.



The performance (i.e., the market value of all Index Stocks) of the Schwab 1000 Index, the Schwab Small-Cap Index and the Schwab International Index is calculated and made available each Business Day by Schwab. The total return of the Schwab 1000 Index, the Schwab Small-Cap Index and the Schwab International Index is computed monthly (using beginning of month capitalization weightings and assuming reinvestment of dividends) and may be reported from time to time to each Fund's shareholders.

Schwab reviews and, as necessary, revises the lists of companies whose securities are included in the Schwab 1000 Index(R), the Schwab Small-Cap Index(R) and the Schwab International Index(R) at least annually. Companies known by Schwab to meet or no longer meet the inclusion criteria will be added or deleted as appropriate. Schwab will also modify each index as necessary to account for corporate actions (e.g., new issues, repurchases, stock dividends/splits, tenders, mergers, swaps, spin-offs or Chapter 11 bankruptcy filings made because of a company's inability to continue operating as a going concern). Schwab may change the Schwab 1000 Index and the Schwab Small-Cap Index inclusion criteria if it determines that doing so would cause the Schwab 1000 Index and the Schwab Small-Cap Index to be more representative of the domestic equity market. Schwab may also change Schwab International Index inclusion criteria if it determines that doing so would cause the Schwab International Index to be more representative of the large, publicly traded international company equity market. In the future, each Trust's Board of Trustees, subject to shareholder approval, may select another index should it decide that taking such action would be in the best interests of a Fund's shareholders.



THE S&P 500(R) INDEX. The S&P 500 Index is a widely recognized, unmanaged index of the prices of 500 large company common stocks selected by Standard & Poor's. The Index Stocks of the 50 largest companies of the S&P 500 Index account for approximately 49% of this index. For the 20 years ended 1996, the S&P 500 Index provided an average annual total return of 14.49%.* Total return figures for the S&P 500 Index assume reinvestment of all dividends paid by stocks included in the S&P 500 Index. These figures do not include fees such as those charged by the S&P Fund. They also do not include taxes, brokerage or other fees that you would pay if you invested directly in all the stocks of the S&P 500 Index.


*Source: Morningstar, December 1996. Past performance of the S&P 500 Index does not necessarily reflect future performance results of the S&P 500 Index or the S&P Fund.

                            MANAGEMENT OF THE FUNDS


Responsibility for overall management of the Funds rests with the Trustees and officers of the Trusts. Professional investment management for each Fund is provided by the Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. In addition to providing day-to-day management of each Fund, the Investment Manager provides general investment advice regarding a Fund's investment strategies and performs expense management, accounting and recordkeeping, and other administrative services necessary to the operation of a Fund. The Schwab 1000 Index, the Schwab Small-Cap Index, and the Schwab International Index are all maintained by the Investment Manager. Formed in 1989, the Investment Manager is a wholly owned subsidiary of The Charles Schwab Corporation. The Investment Manager serves as the investment adviser and administrator of the mutual funds in the SchwabFunds Family(R), a family of 26 mutual funds with aggregate net assets exceeding $48 billion as of April 21, 1997.



TRANSFER AGENT AND SHAREHOLDER SERVICES. Pursuant to separate agreements, Schwab serves as shareholder services agent and transfer agent for each Fund. Schwab provides information and services to shareholders, which include reporting share ownership, sales and dividend activity and associated tax information, responding to daily inquiries, effecting the transfer of a Fund's shares and facilitating effective cash management of shareholders' Schwab account balances. It also furnishes such office space and equipment, telephone facilities, personnel and informational literature distribution as necessary and appropriate in providing the described shareholder and transfer agency information and services.


Schwab is also each Fund's distributor but receives no compensation for its services as such.


Schwab was established in 1971 and is one of America's largest discount brokers. The firm provides low-cost securities brokerage and related financial services to over 4.1 million active customer accounts and has over 230 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab and the Investment Manager are wholly owned subsidiaries of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman, Chief Executive Officer and a director of The Charles Schwab Corporation. As a result of his beneficial ownership interests in and other relationships with the Charles Schwab Corporation and its affiliates, Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.



Geri Hom is Vice President of the Investment Manager and Senior Portfolio Manager for each Fund. She joined Schwab in March 1995 as Portfolio
Manager -- Equities and currently manages the four Schwab index funds and co-manages the three Schwab Asset Director(R) Funds with approximately $3 billion in assets. For four years before joining Schwab, she was a Principal for Wells Fargo Nikko Investment Advisors. For the prior seven years, she was Vice President and Manager of the Domestic Equity Portfolio Management Group for Wells Fargo Nikko. She holds a B.A. in business education from San Francisco State University.


Stephen B. Ward, Senior Vice President and Chief Investment Officer, has overall responsibility for the management of each Fund's portfolio. Steve joined the Investment Manager as Vice President and Portfolio Manager in April 1991 and was promoted to his current position in August 1993. Prior to joining the Investment Manager, Steve was Vice President and Portfolio Manager at Federated Investors. He holds an M.B.A. from the Wharton School and a B.A. in economics from Virginia Tech., and has been a chartered financial analyst since 1985.

FEES AND EXPENSES. Pursuant to its Investment Advisory and Administration Agreements with the Trusts, the Investment Manager is entitled to receive from each Fund a graduated annual investment advisory fee, payable monthly, according to the following schedules:


     S-1000 Fund: 0.30% of the Fund's average daily net assets not in excess of $500 million and 0.22% of such assets over $500 million.


     S&P Fund: 0.36% of the Fund's average daily net assets not in excess of $1 billion; 0.33% of the next $1 billion; and 0.31% of net assets over $2 billion.


     Small-Cap Fund: 0.50% of the Fund's average daily net assets not in excess of $300 million and 0.45% of net assets over $300 million.



     International Fund: 0.70% of the Fund's average daily net assets not in excess of $300 million and 0.60% of net assets over $300 million.

The Investment Manager voluntarily waives a portion of each Fund's investment advisory fee. These voluntary waivers may be discontinued at any time.



For its services as Transfer Agent, Schwab is entitled to receive an annual fee of 0.05% of each Fund's average daily net assets. In addition, for shareholder services provided, Schwab is entitled to receive from the Select Shares an annual fee of 0.05% of the average daily net assets of that class of shares. Schwab may waive certain expenses incurred by each class of the Funds for these services in order to limit its ratio of operating expenses to average net assets.



The Investment Manager and Schwab guarantee that, through at least February 29, 2000, total operating expenses of each Fund allocable to the Select Shares will not exceed the percentages of the average daily net assets of that class of shares as shown below:



    S-1000 Fund:                   0.35%
    S&P Fund:                      0.19%
    Small-Cap Fund                 0.38%
    International Fund             0.47%



For purposes of these guarantees, "operating expenses" do not include interest expenses, taxes, extraordinary expenses, foreign taxes paid or withheld and capital items such as costs of purchase or sale of portfolio securities, including brokerage fees or commissions. These expense limits will serve to maintain or lower the Select Shares expenses and thus maintain or increase total return to shareholders.


Schwab serves as the distributor for each Fund but receives no compensation for this service.

OTHER EXPENSES. The Trusts pay the expenses of their operations, including the fees and expenses of independent auditors, legal counsel and custodian; the costs of calculating net asset values, brokerage commissions or transaction costs; taxes; registration fees; and the fees and expenses of qualifying each Trust and its shares for distribution. The expenses will generally be allocated among each Trust's investment portfolios or classes on the basis of relative net assets at the time the expense is incurred. However, expenses directly attributable to a particular Fund or class will be charged to that Fund or class. The differing expenses applicable to the different classes of shares of the Fund will cause the performance of the classes to differ.


PORTFOLIO BROKERAGE. When placing orders for each Fund's securities transactions, the Investment Manager will use its judgment to obtain best price and execution. The full range and quality of brokerage services available are considered in making these determinations. For securities transactions in which Schwab is not a principal, the Investment Manager may use Schwab or another qualified affiliated broker or dealer to execute a Fund's transactions when it reasonably believes that commissions (or prices) charged and transaction quality will be at least comparable to those available from other qualified brokers or dealers.


                            DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS. Each Fund will distribute substantially all of its net investment income and net capital gains, if any, on an annual basis, as determined by the Trusts' Board of Trustees.

The value of your shares reflects any net investment income or net capital gains that the Funds have earned but not yet distributed, so their value will be reduced when distributions are paid. If you elect to receive these distributions in cash, the value of your Fund holdings as a whole will decrease. If you choose to reinvest your distributions, the reduced value of your shares will be offset by the value of new shares purchased with reinvested distributions.

FEDERAL INCOME TAX INFORMATION. The following is only a brief summary for general information purposes of how some federal income tax laws affect you and the Funds. Thus, you should consult with your own tax adviser about your particular tax situation.


The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, each Fund distributes substantially all of its net investment taxable income and net capital gain (if any) each year and meets certain other requirements. As a regulated investment company, the Funds will pay no federal income taxes insofar as their earnings are distributed to their shareholders.



Dividends that the Funds pay to you from net investment income are generally taxable to you as ordinary income. So are distributions of each Fund's net short-term capital gains in excess of any net long-term capital losses. Distributions that a Fund designates as long-term capital gains (net of capital losses) are generally taxable to you as long-term capital gains no matter how long you own your Fund shares. However, any loss on the sale or exchange of shares held for six months or less shall, to the extent of any long-term capital gain distributions received with respect to such shares, be treated as a long-term capital loss. If a shareholder is not subject to income tax, generally the shareholder will not be taxed on amounts distributed by a Fund, including any foreign taxes paid by the Fund and passed through, as described below. These tax rules apply whether distributions are received in cash or reinvested.



You should be aware that an exchange of Fund shares for shares of other SchwabFunds(R) will be treated as a taxable event for federal income tax purposes. However, an exchange between the different classes of shares of one of the Funds should not be treated as a taxable event.



Income received by the International Fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If, as expected, more than 50% of the value of the International Fund's total assets at the close of its taxable year consists of securities issued by foreign corporations, the International Fund is permitted to elect to "pass through" to the International Fund's shareholders the amount of foreign income taxes paid by the International Fund. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their pro rata share of foreign taxes paid by the International Fund, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes (subject to certain limitations described in Code section 904), but not both. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.


We will provide you with a record of all distributions, purchases and sales on your regular Schwab brokerage account statement. Each year we will notify you of the federal income tax treatment of all distributions made that year to your account.

                            SHARE PRICE CALCULATION


The price of a single share of a class of each Fund on any given day is the net asset value ("NAV") per share of that class of shares. We determine NAVs each Business Day at the close of trading on the New York Stock Exchange, generally at 4:00 p.m. (Eastern time). We determine the price of each class of shares by first valuing the total assets of a Fund attributable to that class, then subtracting that class' share of any liabilities and dividing the balance by the number of shares outstanding of that class. For the International Fund, the price is then expressed in U.S. dollars by translating the Fund's assets using the mean price for the U.S. dollar, as quoted by generally reliable sources.


The Funds value their portfolio securities based on market quotes if they are readily available. If they are not readily available, the Investment Manager assigns fair values pursuant to guidelines adopted in good faith by the Board of Trustees. The Board of Trustees regularly reviews these values.

Purchase or redemption orders and exchange requests will be executed at the NAV next determined after receipt by the Transfer Agent or its authorized agent.

                         HOW THE FUNDS SHOW PERFORMANCE

From time to time a Fund may advertise the total return of each class of shares. These figures reflect past results and are not intended to predict future performance.

The total return of a class of shares of a Fund measures its overall change in value over a period, including share price movements, and assumes all dividends and capital gains have been reinvested. Average annual total return reflects the hypothetical annually compounded return mandated by the SEC. Other reported total return figures may differ in that they may report non-standard periods or represent aggregate or cumulative return over a stated length of time.


The performance of a class of shares of a Fund may be compared to that of other mutual funds tracked by mutual fund rating services, various indexes of investment performance (including the Schwab 1000 Index(R), the S&P 500(R) Index, the Schwab Small-Cap Index(R), and the Schwab International Index(R)), United States Treasury obligations, bank certificates of deposit, the Consumer Price Index, corporate bonds and other investments for which reliable performance data is available. The performance of a class of a Fund may also be compared to averages, performance rankings, or other information prepared by Lipper Analytical Services, Inc. and Morningstar, Inc.



Each class of a Fund is subject to different expenses. As a result, their performances will differ.


                        TAX-ADVANTAGED RETIREMENT PLANS

Schwab offers tax-advantaged retirement plans for which the Funds may be particularly appropriate investments. Schwab's retirement plans allow participants to defer taxes while helping them build their retirement savings.


SCHWAB IRA. The Schwab IRA is a retirement plan with a wide choice of investments offering people with earned income the opportunity to compound earnings on a tax-deferred basis. Currently, Schwab's $29 annual IRA account fee is assessed on September 15th of each year and Schwab IRA accounts with balances of $10,000 or more on or before that date will not be charged the fee for the life of the account.



SCHWAB KEOGH. The Schwab Keogh is a tax-advantaged plan for self-employed individuals and their employees that permits the employer to make annual tax-deductible contributions of up to $30,000. Schwab Keogh plans are currently charged an annual fee of $45.


SCHWAB CORPORATE RETIREMENT PLANS. A well designed retirement program can help a company attract and retain valuable employees. Call 800-2 NO-LOAD, 24 hours a day for more information.

                               SHAREHOLDER GUIDE


You may buy shares of a Fund through an account maintained with Schwab or through any other entity that has been designated by Schwab. The following information regarding the purchase, exchange and redemption of the Select Shares of the Funds through a Schwab account relates solely to transactions through Schwab accounts and should not be read to apply to transactions through other designated entities. For more information, see "Purchase and Redemption of Shares" in the SAIs.



NEW INVESTORS TO SCHWAB need to open a Schwab account by completing and signing an account application. Mail it, together with your check, to the address indicated on the application.



EXISTING SCHWAB INVESTORS must have funds in their Schwab account to buy Select Shares. Schwab will charge your account a $15 service fee for any check returned because of insufficient or uncollected funds or because of a stop payment order.



Within your Schwab account, you have access to other investments available at Schwab, such as stocks, bonds and other mutual funds. The Securities Investor Protection Corporation ("SIPC") will provide account protection in an amount up to $500,000 for your securities, including Fund shares, that you hold in a Schwab account. Of course, SIPC account protection does not protect you from share price fluctuations.



SCHWAB ACCOUNT MINIMUMS AND ASSOCIATED FEES. Schwab accounts require an initial minimum investment and minimum maintenance balance of $1,000 ($500 for custodial accounts). A quarterly fee of $7.50 will be charged to Schwab brokerage accounts that fall below this minimum for three consecutive months in any quarter. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last six months, or if the shareholder's combined account balances at Schwab total $10,000 or more.



Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum of $5,000 account equity. Schwab One accounts containing less than $5,000 account equity are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last twelve months.



FUND MINIMUM INVESTMENT REQUIREMENTS. The minimum initial investment for the Select Shares of the Funds is $50,000 and subsequent investments must be at least $1,000. A minimum balance of $40,000 must be maintained. These minimums may not be applicable to certain customers of Schwab Institutional's Services for Investment Managers or Schwab's Retirement Plan Services.

For information regarding the minimum investment requirements of the other classes of the Funds, see "Other Important Information - Classes of Shares" in this Prospectus.



Each Fund, in its sole discretion and without prior notice to you, reserves the right to reject orders to buy shares, to change or waive the minimum investment and balance requirements and to withdraw or suspend any part of that Fund's offering made by this Prospectus. Orders to buy shares must be accepted by a Fund to be effective and are not binding until the Fund confirms or accepts them in writing.



                            HOW TO BUY SELECT SHARES


You may place Select Shares purchase and redemption orders as well as request exchanges by calling 800-2 NO-LOAD, where trained representatives are available to answer questions about the Select Shares and your account. The privilege to initiate transactions by telephone, as discussed below, is available automatically through your Schwab account.


Schwab also enables you to execute your trading requests through electronic products and services such as StreetSmart(R), e.Schwab(TM), The Equalizer(R), Telebroker(R) and the World Wide Web (address: http://www.schwab.com). Some of the information and services available at this Web site are portfolio information; on-line trading of mutual funds, stocks and other securities; access to the Mutual Fund Center where you can view current mutual fund performance; and other important information about funds.



We will follow reasonable procedures to confirm that your telephone instructions are genuine. If we do not follow reasonable procedures to confirm that your telephone order is genuine, we may be liable for any losses you may suffer from unauthorized or fraudulent orders. These procedures may include requiring a form of personal identification, providing written confirmation of your telephone instructions and recording all telephone transactions. You should be aware that telephone transactions may be difficult to implement during periods of drastic economic or market changes. If you experience difficulties in reaching us by telephone, you can mail your orders as set forth below.



Whether by phone, by mail or electronically, you must always provide the following information:

- your Schwab account number.

- the name of the Fund and class of shares you wish to buy.


- the amount you wish to invest


- the distribution option you have selected (see below)


BY PHONE

- Call 800-2 NO-LOAD.


- Place a buy order for your account.


- TDD users may contact Schwab at 800-345-2550, 24 hours a day.


BY MAIL
- Include a letter of instruction with the information requested above, signed by one of the registered account holders in the exact form specified on the account.
- Make your check payable to Charles Schwab & Co., Inc.
- Mail to 101 Montgomery Street, San Francisco, CA 94104.
- Once you mail your letter, you may not modify or cancel your instructions.

ELECTRONICALLY

- Refer to product information on StreetSmart(R), e.Schwab(TM), The Equalizer(R), TeleBroker(R) and SchwabLink(R) for details.

- World Wide Web address: http://www.schwab.com

BY WIRE

- Call 800-2 NO-LOAD for instructions.


AUTOMATICALLY

- Use Schwab's Automatic Investment Plan.

- Sign up for this service when you open your account.


SELECTING A DISTRIBUTION OPTION. You may select from the three distribution options listed below when you first become a shareholder in the Select Shares of the Funds. If you already are a shareholder and wish to change your distribution option, please call 800-2 NO-LOAD for assistance.


1. AUTOMATIC REINVESTMENT: Both income dividends and any capital gains distributions will be reinvested in additional Select Shares of your Fund. This option will be selected automatically unless you specify another option. If you are purchasing Select Shares through Schwab's Automatic Investment Plan, you must choose this distribution option for the Select Shares of your Fund.


2. CASH DIVIDENDS/REINVESTED CAPITAL GAINS: Income dividends will be paid in cash, and any capital gains will be reinvested in additional shares of the Select Shares class of your Fund.


3. ALL CASH: Income dividends and any capital gains distributions will both be paid in cash.


The Funds reinvest distributions at the net asset value determined on the ex-dividend date. Cash distributions will be credited to your Schwab account and will be held there or mailed to you, depending on the account standing instructions applicable to your account.


SCHWAB'S AUTOMATIC INVESTMENT PLAN ("AIP") allows you to make periodic investments in the Select Shares and other non-money market SchwabFunds(R) (and certain other funds available through Schwab) automatically and conveniently. You can make automatic investments in any amount, from $100 to $50,000, once you meet the investment minimum for your class of shares. Automatic investments are made from your Schwab account, and you may select from the following methods to make automatic investments: using the uninvested cash in your Schwab account; using the proceeds of redemption of shares of the Schwab Money Fund linked to your Schwab account; or using the Schwab MoneyLink(R) Transfer Service. For more detailed information about this service or to establish your AIP, call 800-2 NO-LOAD, 24 hours a day.


As long as you are purchasing Select Shares of the Funds through AIP, all distributions paid must be reinvested in additional Select Shares of the Funds and may not be received in cash.



                     HOW TO SELL OR EXCHANGE SELECT SHARES



You can sell your Select Shares at any time by telephone, by mail or electronically. When you sell your shares, you may receive more or less than the amount you invested.



EXCHANGE OF SHARES. The exchange privilege allows you to exchange your Select Shares for shares of any other SchwabFunds class or series available to investors in your state if your purchase meets the class or Fund's eligibility requirements. Thus, you can conve-niently modify your investments if your goals or market conditions change. An exchange of Select Shares of a Fund for shares of other SchwabFunds(R) will be treated as a taxable event for federal income tax purposes. However, an exchange between the different classes of shares of a Fund should not be treated as a taxable event. Note that you must meet the minimum initial or subsequent investment requirements applicable to the shares you wish to receive in an exchange. The Funds reserve the right on 60 days' written notice to modify, limit or terminate the exchange privilege.



EARLY WITHDRAWAL FEE PAID TO THE FUNDS. The Funds are meant to be long-term investments. Frequent trading by short-term investors increases the Funds' costs. To offset the costs of short-term trading and to ensure that long-term investors do not bear these costs, the S-1000 Fund and the Small-Cap Fund each assess a 0.50% early withdrawal fee, and the International Fund assesses a 0.75% early withdrawal fee upon redemption or exchange proceeds attributable to shares purchased and held less than six months. These Funds will not charge a redemption fee for exchanges between different classes of shares of the same Fund. To benefit a Fund's shareholders directly, the early withdrawal fee is paid directly to the Funds and does not apply to the redemption or exchange of shares acquired through reinvestment of dividends or capital gains distributions. Solely for purposes of calculating the amount (if any) of the early withdrawal fee, shares will be treated as redeemed on a "first-in first-out" basis, except that shares acquired through dividend reinvestment will be treated as redeemed first. This method of calculating the fee should result in the lowest total early withdrawal fee. The Funds reserve the right to waive this fee for certain tax-advantaged retirement plans.


Whether by phone, by mail or electronically, the following information is always needed:

- your Schwab account number;


- the number of shares you want to sell or exchange;


- the name of the Fund and class of shares (if applicable) from which you want to sell or exchange shares;


- the name of the Fund and class of shares (if applicable) into which shares are to be exchanged; and

- if exchanging shares, the distribution option you select.

BY PHONE
- Call 800-2 NO-LOAD.
- Place a sell or exchange request for your account.
- TDD users may contact Schwab at 800-345-2550, 24 hours a day.

BY MAIL
- Include a letter of instruction with the information requested above, signed by one of the registered account holders in the exact form specified on the account.
- Mail to 101 Montgomery Street, San Francisco, CA 94104.
- Once your letter is mailed, you may not modify or cancel your instructions.

ELECTRONICALLY


- Refer to product information on StreetSmart(R), e.Schwab(TM), The Equalizer(R), TeleBroker(R) and SchwabLink(R) for details.

- World Wide Web address: http://www.schwab.com


PAYMENT. Payment for redeemed shares will be credited directly to your Schwab account no later than 7 days after the Transfer Agent or its authorized agent receives your sell instructions in proper form. Proceeds will then be held in your Schwab account or mailed to you depending on the account standing instructions you have selected. For information on how to wire funds from your Schwab account to your bank, call 800-2 NO-LOAD.


If you purchased shares by check, your sales proceeds may be held in your Schwab account until your check clears (which may take up to 15 days). Depending on the type of Schwab account you have, your money may earn interest during any holding period.


The Fund may suspend redemption rights or postpone payments when trading on the New York Stock Exchange is restricted or is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist or for any other circumstances as the SEC may permit. The Fund may also elect to invoke a 7-day period for cash settlement of individual redemption requests. (See "Purchase and Redemption of Shares" in the SAIs.)


                          OTHER IMPORTANT INFORMATION

The S-1000 Fund is a diversified investment portfolio of Schwab Investments. Schwab Investments is a business trust formed under the laws of Massachusetts on October 26, 1990. It may issue an unlimited number of shares of beneficial interest in one or more series or classes. Currently it offers shares of seven series.


The S&P Fund, the Small-Cap Fund, and the International Fund are each diversified investment portfolios of Schwab Capital Trust. Schwab Capital Trust is a business trust formed under the laws of Massachusetts on May 7, 1993. It may issue an unlimited number of shares of beneficial interest in one or more series or classes. Currently it offers shares of ten series.



CLASSES OF SHARES. The S-1000 Fund, the Small-Cap Fund, and the International Fund each offer two different classes of shares. The S&P Fund offers three different classes of shares. Although all classes of a Fund invest in the same portfolio of stocks, the classes' operating expense ratios are different, and therefore their return and per share net asset value are also different. Each class also has differing minimum initial and subsequent investment requirements or other requirements for investing. Schwab is entitled to an annual shareholder services fee of 0.20% of the average daily net assets of each Fund's Investor Shares. Schwab is entitled to an annual shareholder services fee of 0.05% of the average daily net assets of the e.Shares(TM) of the S&P Fund. The minimum initial investment requirement for all of the other classes of the Funds is $1,000 ($500 for IRAs, other retirement plans, and custodial accounts) and the minimum subsequent investment requirement is $100.



Due to the relatively high cost of maintaining accounts with smaller holdings, the Select Shares class of each Fund reserves the right to redeem your Select Shares if, as a result of redemptions, the aggregate value of your account drops below the $40,000 minimum balance requirement. You will be given 30 days' advance written notice and a chance to increase your Select Shares balance to the minimum requirement before your Select Shares are redeemed. Select Shares will be redeemed automatically should the Schwab account in which they are carried be closed.



The Board of Trustees of each Trust may authorize the issuance of shares of additional series or classes if it deems it desirable. Shares within each series have equal, noncumulative voting rights and have equal rights as to distributions, assets and liquidation of such series except to the extent that such voting rights or rights as to distributions, assets and liquidation vary among classes of a series.



There is a remote possibility that one Fund may become liable for a misstatement about another Fund in this Prospectus. The Board of Trustees of each Trust has considered the risks and believe that it is in shareholders' best interest to offer these Funds in a single prospectus.


SHAREHOLDER MEETINGS. The Trusts are not required to hold annual shareholders' meetings and do not intend to do so. The Trusts may, however, hold special meetings in connection with certain matters. These include changing a Fund's fundamental policies, electing or removing Trustees or approving or amending any investment advisory agreement. In addition, shareholders may remove a Trustee at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

YOUR VOTING RIGHTS. If we were to make changes to a Fund's management or fundamental policies, we would ask you to vote as a shareholder. If we hold a meeting and you cannot attend, you can vote by proxy. Before the meeting, the Fund will send you proxy materials that explain the issues to be decided and include a voting card for you to return. Shareholders have one vote for each share owned. Unless permitted by the 1940 Act, shareholders will vote by series and not in the aggregate. For example, when voting to approve an investment advisory agreement for a series, only shareholders of that series may vote. When voting to elect Trustees, shareholders of all the series vote in the aggregate. In addition, holders of each class of shares will vote exclusively as a class on any matter relating solely to their arrangement as a class and on any matter in which the interest of that class differs from the interest of any other class in that Fund.

SHARE CERTIFICATES. To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.


S&P 500(R) LICENSE. The S&P Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the S&P Fund or any member of the public regarding the advisability of investing in securities generally or in the S&P Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the S&P Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the S&P Fund. S&P has no obligation to take the needs of the S&P Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of S&P Fund shares, the timing of the issuance or sale of S&P Fund shares or in the determination or calculation of the equation by which the S&P Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P Fund's shares.



S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the S&P Fund, its shareholders or any other person or entity from the use of the S&P 500(R) Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.



ANNUAL AND SEMI-ANNUAL REPORT MAILINGS. Twice a year, each Fund provides you with a report showing the performance of the Fund and each class of its shares and outlining its investments. To reduce mailing costs, we combine these mailings by household. If a household has multiple accounts and the same record address for all the accounts, we send mailings for all accounts at that address in a single package. If you do not want us to combine mailings for your account, please write to SchwabFunds(R) at the address on the front of this Prospectus. To request a free copy of any Fund's Annual or Semi-Annual Reports, call 800-2 NO-LOAD.

                          GLOSSARY OF IMPORTANT TERMS

BOND: a debt obligation that requires the issuer to pay a fixed sum of money each year (the interest payments) until maturity. Upon maturity, the bond comes due and the principal (the amount borrowed) must be paid. Floating or variable rate bonds have an interest rate that rises or falls if general interest rates or some other security (such as Treasury bills) rises or falls.


BUSINESS DAY: any day the New York Stock Exchange is open for business. A Business Day normally begins at 9:30 a.m. (Eastern time) when the Exchange opens and usually ends at 4:00 p.m. (Eastern time) when it closes.



CAPITAL GAIN OR LOSS: the increase or decrease in the value of a security relative to the original purchase price. A gain is realized when the security that has increased in value is sold. An unrealized gain or loss occurs when the value of a security increases or decreases, but the security is not sold. If a security is held for more than 12 months and then sold at a profit, that profit is a realized long-term capital gain. If it is sold at a profit after being held for less than 12 months, that profit is a realized short-term capital gain.



CODE: the Internal Revenue Code of 1986, as amended.


CSIM: the Fund's Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104.

DISTRIBUTION: payment the Fund makes to shareholders. There are two kinds of distributions: dividends, or the profits (after expenses) from the Fund's investments, and capital gain distributions.

DIVERSIFIED: under the 1940 Act, a diversified fund generally may not invest more than 5% of its assets in the securities of any one issuer and may not hold more than 10% of the voting shares of any one issuer with respect to 75% of the value of its total assets. Certain minor exceptions apply to this policy, which are described in the SAI.

FUNDAMENTAL: a policy that cannot be changed without the approval of a majority of the shareholders of the Fund.


INDEX STOCK: common stocks and other equity securities, including preferred stocks, rights, and warrants that comprise an Index.



INTERNATIONAL FUND: the Schwab International Index Fund(R).



INVESTMENT MANAGER: Charles Schwab Investment Management, Inc. (or CSIM), 101 Montgomery Street, San Francisco, CA 94104.



MARKET RISK: the risk that all securities of the same general class (i.e. stocks and bonds) will decline.



MONEY MARKET INSTRUMENT: short-term liquid debt such as Treasury bills and commercial paper.



NET ASSET VALUE (NAV): on a per share basis, the value of one share in a fund or class of a fund. This value is determined by adding the total fund or class assets, subtracting all liabilities and then dividing the resulting amount by the number of shares outstanding.



1940 ACT: the Investment Company Act of 1940, as amended.


NRSRO: nationally recognized statistical rating organization.

PORTFOLIO: the total stocks, bonds and other securities held by an individual investor, a mutual fund or a financial institution.

RISK: the possibility of losing all or part of an investment, that the value of an investment will decrease or that there will be little or no return on an investment.

S-1000 FUND: the Schwab 1000 Fund(R).

SCHWAB 1000 INDEX(R): an index composed of the common stocks of the 1,000 largest United States corporations ranked by market capitalization.

S&P FUND: the Schwab S&P 500 Fund.

S&P 500(R) INDEX: an index of 500 stocks selected, calculated and published by Standard & Poor's ("S&P"). S&P is neither an affiliate nor sponsor of the Funds, and inclusion of a stock in the Index does not necessarily imply that it is a good investment. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Schwab Capital Trust.

SAI: Statement of Additional Information, as amended from time to time, for either Schwab Capital Trust or Schwab Investments.

SCHWAB: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104.

SCHWABFUNDS(R): Schwab's family of proprietary funds, currently consisting of the following funds:


Equity and Allocation Funds:
--------------------------------
Schwab 1000 Fund(R) - Investor Shares

Schwab 1000 Fund - Select Shares

Schwab International Index Fund(R) - Investor Shares

Schwab International Index Fund - Select Shares

Schwab Small-Cap Index Fund(R) - Investor Shares

Schwab Small-Cap Index Fund - Select Shares

Schwab S&P 500 Fund - Investor Shares

Schwab S&P 500 Fund - e.Shares

Schwab S&P 500 Fund - Select Shares

Schwab Analytics Fund

Schwab OneSource Portfolios - International

Schwab OneSource Portfolios - Growth Allocation

Schwab OneSource Portfolios - Balanced Allocation

Schwab Asset Director(R) - High Growth Fund

Schwab Asset Director(R) - Balanced Growth Fund

Schwab Asset Director(R) - Conservative Growth Fund


Bond Funds:
--------------
Schwab Long-Term Government Bond Fund

Schwab Short/Intermediate Tax-Free Bond Fund

Schwab Long-Term Tax-Free Bond Fund

Schwab California Short/Intermediate Tax-Free Bond Fund

Schwab California Long-Term Tax-Free Bond Fund


Money Market Funds:
-------------------------
Schwab Money Market Fund

Schwab Government Money Fund

Schwab U.S. Treasury Money Fund

Schwab Value Advantage Money Fund(R) - Investor Shares

Schwab Value Advantage Money Fund Sweep Shares

Schwab Municipal Money Fund - Sweep Shares

Schwab Municipal Money Fund - Value Advantage Shares


Schwab California Municipal Money Fund - Sweep Shares


Schwab California Municipal Money Fund - Value Advantage Shares

Schwab Retirement Money Fund(R)
Schwab Institutional Advantage Money Fund(R)

Schwab New York Municipal Money Fund - Sweep Shares


Schwab New York Municipal Money Fund - Value Advantage Shares(TM)



SCHWAB INTERNATIONAL INDEX(R): an index which represents the performance of common stocks and other equity securities issued by large, publicly traded companies from countries around the world with major developed securities markets, excluding the United States.



SCHWAB SMALL-CAP INDEX(R): an index composed of the common stocks of the second 1,000 largest United States corporations ranked by market capitalization.



SECURITIES AND EXCHANGE COMMISSION (SEC): established by Congress to administer the Securities Act of 1933, the Investment Company Act of 1940 and other securities-related laws.



SMALL-CAP FUND: the Schwab Small-Cap Index Fund(R).



STOCK RISK: the possibility that stock prices in general or particular will decline over short or even extended periods.



TOTAL RETURN: the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. Cumulative total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.



TRANSFER AGENT: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104.



TRUST: Schwab Capital Trust or Schwab Investments, each a no-load, open-end management investment company.


VOLATILITY: a measure of the magnitude and frequency of changes in securities values. Statistically, volatility is the measure of the spread of the prices or yields around the mean of the prices or yields.

------------------------------------------------------
NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY STATEMENTS ABOUT THIS OFFERING NOT CONTAINED IN THIS PROSPECTUS. IF ANYONE GIVES ANY OTHER INFORMATION OR MAKES ANY OTHER REPRESENTATIONS, DO NOT RELY ON SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR.
------------------------------------------------------
THIS PROSPECTUS IS NOT AN OFFER IN ANY STATE IN WHICH SUCH AN OFFER MAY NOT LAWFULLY BE MADE, NOR IS IT AN OFFER TO ANY PERSON TO WHOM SUCH AN OFFER MAY NOT LAWFULLY BE MADE.
------------------------------------------------------

                                        [SCHWABFUNDS LOGO]

                                        [SELECT SHARES LOGO]

                                                PROSPECTUS
                                                May 19, 1997


                                         *      Schwab S&P 500 Fund

                                                Schwab 1000 Fund(R)

                                                Schwab Small-Cap
                                                Index Fund(R)

                                                Schwab International
                                                Index Fund(R)

[SCHWABFUNDS(R) LOGO]
101 Montgomery Street
San Francisco, CA 94104


TF4694 (5/97) Printed in recycled paper

                               TABLE OF CONTENTS

                                            PAGE
                                            ----
Key Features of the Funds..................   2
Expenses...................................   3
Financial Highlights.......................   6
Matching the Funds to Your Investment
  Needs....................................   8
Investment Objectives and Policies.........   8
The Indexes................................  14
Management of the Funds....................  16
Distributions and Taxes....................  18
Share Price Calculation....................  19
How the Funds Show Performance.............  20
Tax-Advantaged Retirement Plans............  20
Shareholder Guide..........................  20
  How to Buy Investor and Select Shares....  21
  How to Buy e.Shares......................  23
  How to Sell or Exchange Investor and
    Select Shares..........................  23
  How to Sell or Exchange e.Shares.........  25
Other Important Information................  25
Glossary of Important Terms................  28

TO PLACE ORDERS AND FOR ACCOUNT INFORMATION: Call Charles Schwab & Co., Inc. ("Schwab") at 800-2 NO-LOAD (800-266-5623), 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

READING THIS PROSPECTUS. Explanations of all italicized terms in this Prospectus are included in the Glossary at the end of this Prospectus. References to "you" and "your" in this Prospectus refer to prospective investors and/or shareholders, while references to "we," "us," "our" and "our Fund" refer to the Shares, the Funds, or in some cases, the Trusts.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            PROSPECTUS MAY 19, 1997

                               SCHWAB INDEX FUNDS

                    INVESTOR SHARES AND SELECT SHARES OF THE
                              SCHWAB 1000 FUND(R)
                         SCHWAB SMALL-CAP INDEX FUND(R)
                    AND SCHWAB INTERNATIONAL INDEX FUND(R);

                                INVESTOR SHARES,
                     E.SHARES(TM) AND SELECT SHARES OF THE
                              SCHWAB S&P 500 FUND

THE SCHWAB 1000 FUND (THE "S-1000 FUND"), THE SCHWAB S&P 500 FUND (THE "S&P FUND"), THE SCHWAB SMALL-CAP INDEX FUND (THE "SMALL-CAP FUND"), AND THE SCHWAB INTERNATIONAL INDEX FUND (THE "INTERNATIONAL FUND"; COLLECTIVELY, THE "FUNDS") seek to track or match the price and dividend performance (total return) of their respective indexes. The indexes are the Schwab 1000 Index(R), the S&P 500(R) Index, the Schwab Small-Cap Index(R), and the Schwab International Index(R) (see "The Indexes"). Each Fund invests primarily in common stocks of companies composing its respective index. The S-1000 Fund is a diversified investment portfolio of Schwab Investments. The S&P Fund, the Small-Cap Fund, and the International Fund are each diversified investment portfolios of Schwab Capital Trust. Both Schwab Investments and Schwab Capital Trust are no-load, open-end management investment companies.

ABOUT THIS PROSPECTUS. THIS PROSPECTUS CONCISELY PRESENTS IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE FUNDS. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information about the Funds in Schwab Capital Trust's and Schwab Investments' Statements of Additional Information ("SAIs"), each dated May 19, 1997 (as amended from time to time), which are incorporated by reference into this Prospectus. The SAIs have been filed with the Securities and Exchange Commission ("SEC") and are available along with material incorporated by reference and other related materials using the SEC's World Wide Web address: http://www.sec.gov. This Prospectus is also available electronically by using Schwab's World Wide Web address: http://www.schwab.com. To get a free paper copy of this Prospectus or the SAIs, call Schwab at 800-2 NO-LOAD, 24 hours a day, or write Schwab at 101 Montgomery Street, San Francisco, CA 94104.

                           KEY FEATURES OF THE FUNDS

INDEXING STRATEGY. Each Fund seeks to track or match the price and dividend performance (total return) of its respective index. Each Fund will invest in common stocks of companies composing its respective index and will attempt to minimize trading and other costs. Each Fund seeks investment results that track, rather than beat, the total return of its respective index. Each Fund uses an "indexing" strategy: it buys and sells stocks primarily to match the respective index, invest cash from Fund share purchases or obtain cash for redemptions of Fund shares. Thus, the Funds and the Investment Manager normally do not judge the merits of any particular stock. Under normal market conditions, the Funds invest at least 80% of their total assets in Index Stocks. (See "Investment Objectives and Policies.")

INDEXES.

- The index for the S-1000 Fund is the Schwab 1000 Index(R), which is composed of the common stocks of the 1,000 largest United States corporations ranked by market capitalization.

- The index for the S&P Fund is the S&P 500(R) Index, a composite index of 500 stocks prepared and published by Standard & Poor's.

- The index for the Small-Cap Fund is the Schwab Small-Cap Index(R), which is composed of the common stocks of the second 1,000 largest United States corporations ranked by market capitalization ("Small-Cap Issuers").

- The index for the International Fund is the Schwab International Index(R), which represents the performance of common stocks and other equity securities issued by large, publicly traded companies from countries around the world with major developed securities markets, excluding the United States. (See "The Indexes.")

RISKS. Because each Fund invests in substantially all of the common stocks that compose its index, an investment in a Fund exposes you to stock risk, the risk that the price of a stock or stocks may decline. An investment in a Fund also exposes you to market risk, the risk that the market as a whole will decline. In addition, stocks of Small-Cap Issuers generally have greater illiquidity and price volatility than stocks of larger capitalization issuers. International stocks may have greater price volatility and illiquidity than U.S. stocks. (See "Investment Objectives and Policies -- Risk Considerations.")

REDUCED TAXES. Taxes can erode the returns a shareholder earns from a mutual fund investment and are an important, and often overlooked, factor when evaluating a mutual fund's performance. For many mutual funds, shareholder tax liability is of minimal concern in the investment management process. In contrast, the Investment Manager of the Funds actively employs specific investment policies designed to minimize realized capital gain distributions. In order to minimize realized capital gain distributions, while achieving a Fund's investment objective, the Investment Manager focuses on individual tax lots in deciding when and how to manage the realization of net capital gains. In addition, the Investment Manager constantly monitors, analyzes and evaluates the portfolio as well as market conditions to carefully manage necessary trading activity and to determine when there are opportunities to harvest capital losses, which can then be used to offset realized capital gains. Through the use of these and other strategies, the

Investment Manager seeks to minimize current capital gains distributions to an extent not found in most mutual funds. There can be no assurance that the Investment Manager will succeed in avoiding realized net capital gains. (See "Investment Objective and Policies.")

MANAGEMENT. The Investment Manager, Charles Schwab Investment Management, Inc., currently manages the SchwabFunds Family(R) of 26 mutual funds with over $48 billion in assets. (See "Management of the Funds," and for a current list of the SchwabFunds(R), see the Glossary.)

LOW-COST INVESTING. Each Fund offers two classes of shares: Investor Shares and Select Shares. Investor Shares require a $1,000 minimum initial investment and Select Shares require a $50,000 minimum initial investment. The S&P Fund also offers e.Shares(TM), which require a $1,000 minimum initial investment but are only available to clients of Schwab Institutional and The Schwab Trust Company that can execute trading and information requests through SchwabLink(R). You pay no sales fees or charges when you buy or sell any of the shares of these Funds. In addition, the index fund management strategy is designed to minimize overall operating expenses.

The total operating expense ratios of the Select Shares are lower than those of the other classes of the Funds because of their higher minimum investment and balance requirements ($50,000 and $40,000, respectively) than the other class or classes. The total operating expense ratio of the e.Shares is lower than that of the Investor Shares of the S&P 500 Fund because e.Shares are only available electronically. The Investment Manager and Schwab have guaranteed that, through at least February 29, 2000, the total operating expense ratio of each class of these Funds, as a percentage of average daily net assets, will not exceed the amounts shown in the "Expenses" table. After that, the guarantees may be terminated, modified or continued. (See "Shareholder Guide" and "Management of the Funds -- Fees and Expenses.")

SHAREHOLDER SERVICES. Schwab's professional representatives are available toll-free 24 hours a day at 800-2 NO-LOAD to service your account. TDD users may contact Schwab at 800-345-2550, 24 hours a day. Schwab's World Wide Web site (address: http://www.schwab.com) is also available for information and trading. (See "Shareholder Guide.")

FREE AUTOMATIC INVESTMENT PLAN. Schwab's free Automatic Investment Plan allows you to make regular investments in amounts and at intervals that you select. You avoid the inconvenience, delay and expense associated with checks or bank wires. (See "Shareholder Guide -- Schwab's Automatic Investment Plan," or call 800-2 NO-LOAD, 24 hours a day.)

CONVENIENT REPORTING. You receive regular Schwab statements that combine all your investment activity, including mutual funds, in one report.

RETIREMENT PLANS. Schwab offers tax-advantaged retirement plans for which the Funds may be appropriate investments. (See "Tax Advantaged Retirement Plans.")

                                    EXPENSES

SHAREHOLDER TRANSACTION EXPENSES are the fees and charges you pay for buying or selling shares of a fund. You pay no sales fees or charges when you buy or sell shares of our Funds.

ANNUAL FUND OPERATING EXPENSES include investment management fees paid to the Investment Manager, transfer agency fees and other expenses. These expenses cover, for example, services such as investment research, management of the Funds, maintenance of shareholder records and issuance of shareholder statements. Each class of shares is charged its own annual operating expenses from its income, which is factored into the dividends paid to shareholders and into the Funds' share price. As a shareholder, you are not charged any of these fees directly.

                                                          INVESTOR SHARES                              SELECT SHARES
                                                  -------------------------------  e.SHARES(TM) -------------------------------
                                                                 SMALL-  INTERNA-     -----                    SMALL-  INTERNA-
                                                  S-1000   S&P    CAP     TIONAL       S&P      S-1000   S&P    CAP     TIONAL
                                                   FUND   FUND    FUND     FUND       FUND       FUND   FUND    FUND     FUND
                                                  ------  -----  ------  --------     -----     ------  -----  ------  --------
SHAREHOLDER TRANSACTION EXPENSES
Sales Charge on Purchases and
  Reinvested Dividends..........................    None   None    None      None      None      None    None    None      None
Deferred Sales Charge or Redemption Fees 1......    0.50%  None    0.50%     0.75%     None      0.50%   None    0.50%     0.75%
Exchange Fees...................................    None   None    None      None      None      None    None    None      None
ANNUAL FUND OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE DAILY NET ASSETS)
  Management Fee (after fee reduction) 2........    0.21%  0.03%   0.12%     0.17%     0.03%     0.21%   0.03%   0.12%     0.17%
  12b-1 Fees....................................    None   None    None      None      None      None    None    None      None
  Other Expenses (after fee reduction
    and expense reimbursement) 3,4..............    0.25%  0.32%   0.37%     0.41%     0.25%     0.14%   0.16%   0.26%     0.30%
                                                   -----  -----   -----     -----     -----     -----   -----   -----     -----
TOTAL FUND OPERATING EXPENSES (AFTER FEE
  REDUCTION AND EXPENSE REIMBURSEMENT) 4,5......    0.46%  0.35%   0.49%     0.58%     0.28%     0.35%   0.19%   0.38%     0.47%

1 Applies only to the redemption (including by exchange into other funds) of shares purchased and held less than six months. The fee is paid to the Fund and is designed to protect long-term investors in that Fund from the cost of frequent investments and redemptions by short-term investors. (See "Shareholder Guide -- How to Sell or Exchange Investor and Select Shares.") The Funds reserve the right to waive this fee for certain tax-advantaged retirement plans. Call your Schwab representative for more information.

2 These amounts, which have been restated for the Investor Shares and the e.Shares, reflect waivers of a portion of the management fee by the Investment Manager. If there were no such waivers, the maximum management fee for each Fund would be the percentages shown below of the average daily net assets of each Fund:

   S-1000 Fund                                   0.25%
   S&P Fund                                      0.36%
   Small-Cap Fund                                0.50%
   International Fund                            0.70%

3 These amounts, which have been restated for the Investor Shares, reflect reductions or reimbursements by the Investment Manager and Schwab. If there were no such reductions or reimbursements, the other expenses would be the percentages shown below of the average daily net assets of each class:

   S-1000 Fund -- Investor Shares                0.32%
   S-1000 Fund -- Select Shares*                 0.17%
   S&P Fund -- Investor Shares*                  0.53%
   S&P Fund -- e.Shares(TM)                      0.83%
   S&P Fund -- Select Shares*                    0.83%
   Small-Cap Fund -- Investor Shares             0.44%
   Small-Cap Fund -- Select Shares*              0.29%
   International Fund -- Investor Shares         0.47%
   International Fund -- Select Shares*          0.32%

 * estimated

(4) These amounts reflect the guarantees by Schwab and the Investment Manager that, through at least February 29, 2000, the total operating expenses of each class will not exceed the percentages shown below of the average daily net assets of each class. If there were no such guarantees, the total operating expenses of each class would be the percentages shown below of the average daily net assets of each class. After February 29, 2000, the guarantees may be terminated, modified or continued.

                                        WITH       WITHOUT
                                     GUARANTEES   GUARANTEES
                                     ----------   ----------
   S-1000 Fund -- Investor Shares       0.46%        0.57%
   S-1000 Fund -- Select Shares         0.35%        0.42%
   S&P Fund -- Investor Shares          0.35%        0.89%
   S&P Fund -- e.Shares                 0.28%        1.19%
   S&P Fund -- Select Shares            0.19%        1.19%
   Small-Cap Fund -- Investor
     Shares                             0.49%        0.94%
   Small-Cap Fund -- Select Shares      0.38%        0.79%
   International Fund -- Investor
     Shares                             0.58%        1.17%
   International Fund -- Select
     Shares                             0.47%        1.02%

(5) You may be charged a fee if applicable minimum balances are not maintained in your Schwab brokerage or Schwab One(R) account. Schwab Individual Retirement Accounts ("IRAs") with balances of $10,000 or more by September 15, 1997 will not be charged Schwab's $29 annual IRA account fee for the life of the account. Schwab Keogh plans are currently charged an annual fee of $45.

EXAMPLES. You would pay the following expenses on a $1,000 investment in the Shares of each Fund assuming: (1) 5% annual return and (2) redemption at the end of the period.

                                                            10
                             1 YEAR   3 YEARS   5 YEARS    YEARS
                             ------   -------   -------   -------
   S-1000 Fund -- Investor
     Shares                    $5       $15       $26       $58
   S-1000 Fund -- Select
     Shares                    $4       $11       N/A       N/A
   S&P Fund -- Investor
     Shares                    $4       $11       N/A       N/A
   S&P Fund -- e.Shares        $3       $ 9       N/A       N/A
   S&P Fund -- Select
     Shares                    $2       $ 6       N/A       N/A
   Small-Cap Fund --
     Investor Shares           $5       $16       $27       $62
   Small-Cap Fund -- Select
     Shares                    $4       $12       N/A       N/A
   International Fund --
     Investor Shares           $6       $19       $32       $73
   International Fund --
     Select Shares             $5       $15       N/A       N/A

THIS IS AN EXAMPLE ONLY AND DOES NOT REPRESENT PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THE EXPENSES SHOWN IN THE EXAMPLE. This example reflects the voluntary guarantees by Schwab and the Investment Manager referred to in Footnote (4) above. Please remember that, while this example assumes a 5% annual return on investment, the actual returns may be more or less than the 5% used in this example.

The purpose of the table above is to help you understand the various costs and expenses you will bear directly or indirectly when you invest in the Funds. (See "Management of the Funds -- Fees and Expenses.")

                              FINANCIAL HIGHLIGHTS

Set forth below is the table containing information as to income and capital changes for a share outstanding for the periods indicated below. This information has been audited by Price Waterhouse LLP, the Trusts' independent accountants, whose unqualified report appears with the financial statements in the SAIs.

                                                                                NET
                                                                            REALIZED &
                                                     NET ASSET              UNREALIZED
                       FISCAL                          VALUE       NET      GAIN (LOSS)  TOTAL FROM
                       PERIOD                        BEGINNING  INVESTMENT      ON       INVESTMENT
                       ENDED                         OF PERIOD    INCOME    INVESTMENTS  OPERATIONS
---------------------------------------------------- ---------  ----------  -----------  ----------
SCHWAB S&P 500 FUND - INVESTOR SHARES
 October 31,
   1996 3 ..........................................  $ 10.00     $ 0.08       $0.80       $ 0.88
 E.SHARES(TM)
 October 31,
   1996 3 ..........................................    10.00       0.04        0.85         0.89
SCHWAB SMALL-CAP INDEX FUND(R) - INVESTOR SHARES
 October 31,
   1996.............................................    11.70       0.07        1.88         1.95
   1995.............................................    10.05       0.10        1.61         1.71
   1994 4 ..........................................    10.00       0.06          --         0.06
SCHWAB INTERNATIONAL INDEX FUND(R) - INVESTOR SHARES
 October 31,
   1996.............................................    11.13       0.16        1.07         1.23
   1995.............................................    10.89       0.14        0.22         0.36
   1994.............................................    10.15       0.11        0.69         0.80
   1993 5 ..........................................    10.00       0.03        0.12         0.15
SCHWAB 1000 FUND(R) - INVESTOR SHARES
 August 31,
   1996.............................................    15.68       0.24        2.45         2.69
   1995.............................................    13.08       0.26        2.48         2.74
   1994.............................................    12.80       0.26        0.28         0.54
   1993 6 ..........................................    11.96       0.17        0.79         0.96
 December 31,
   1992.............................................    11.26       0.24        0.71         0.95
   1991 7 ..........................................    10.00       0.15        1.26         1.41


                                                                    DISTRI-             NET
                                                       DIVIDENDS     BUTION            ASSET
                       FISCAL                          FROM NET       FROM     TOTAL   VALUE   TOTAL
                       PERIOD                         INVESTMENT    REALIZED  DISTRI-  END OF  RETURN
                       ENDED                            INCOME       GAINS    BUTIONS  PERIOD  (%) 1
----------------------------------------------------  -----------   --------  -------  ------  ------
SCHWAB S&P 500 FUND - INVESTOR SHARES
 October 31,
   1996 3 ..........................................          --         --       --   $10.88    8.80
 E.SHARES(TM)
 October 31,
   1996 3 ..........................................          --         --       --    10.89    8.90
SCHWAB SMALL-CAP INDEX FUND(R) - INVESTOR SHARES
 October 31,
   1996.............................................       (0.06)        --    (0.06)   13.59   16.73
   1995.............................................       (0.06)        --    (0.06)   11.70   17.11
   1994 4 ..........................................       (0.01)        --    (0.01)   10.05    0.63
SCHWAB INTERNATIONAL INDEX FUND(R) - INVESTOR SHARES
 October 31,
   1996.............................................       (0.13)        --    (0.13)   12.23   11.07
   1995.............................................       (0.12)        --    (0.12)   11.13    3.35
   1994.............................................       (0.04)     (0.02)   (0.06)   10.89    7.89
   1993 5 ..........................................          --         --       --    10.15    1.50
SCHWAB 1000 FUND(R) - INVESTOR SHARES
 August 31,
   1996.............................................       (0.23)        --    (0.23)   18.14   17.27
   1995.............................................       (0.14)        --    (0.14)   15.68   21.23
   1994.............................................       (0.26)        --    (0.26)   13.08    4.28
   1993 6 ..........................................       (0.12)        --    (0.12)   12.80    8.06
 December 31,
   1992.............................................       (0.25)        --    (0.25)   11.96    8.52
   1991 7 ..........................................       (0.15)        --    (0.15)   11.26   14.25

                                                                                  RATIO OF
                                                                                    NET
                                                          NET        RATIO OF    INVESTMENT
                                                        ASSETS      EXPENSES TO  INCOME TO   PORTFOLIO
                       FISCAL                           END OF      AVERAGE NET   AVERAGE     TURNOVER     AVERAGE
                       PERIOD                           PERIOD        ASSETS     NET ASSETS     RATE     COMMISSION
                       ENDED                            (000S)        (%) 2        (%) 3         %          RATE
----------------------------------------------------  -----------   -----------  ----------  ----------  -----------
SCHWAB S&P 500 FUND - INVESTOR SHARES
 October 31,
   1996 3 ..........................................  $   243,772       0.49*       1.89*           1       $0.02
 E.SHARES(TM)
 October 31,
   1996 3 ..........................................       36,331       0.28*       1.82*           1        0.02
SCHWAB SMALL-CAP INDEX FUND(R) - INVESTOR SHARES
 October 31,
   1996.............................................      209,125       0.59        0.56           23        0.03
   1995.............................................      122,074       0.68        0.68           24          --
   1994 4 ..........................................       68,128       0.67*       0.68           16          --
SCHWAB INTERNATIONAL INDEX FUND(R) - INVESTOR SHARES
 October 31,
   1996.............................................      246,778       0.69        1.50            6        0.01
   1995.............................................      179,612       0.85        1.45            0          --
   1994.............................................      142,355       0.90        1.14            6          --
   1993 5 ..........................................      106,085       0.60*       2.15*           2          --
SCHWAB 1000 FUND(R) - INVESTOR SHARES
 August 31,
   1996.............................................    1,560,059       0.49        1.66            2        0.03
   1995.............................................      826,714       0.54        2.03            2          --
   1994.............................................      554,061       0.51        2.06            3          --
   1993 6 ..........................................      515,272       0.45*       2.21*           1          --
 December 31,
   1992.............................................      370,980       0.35        2.45            1          --
   1991 7 ..........................................      192,206         --*       3.21*           1          --

 1  Not Annualized

(2) The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced and absorbed by the Investment Manager and Schwab. Had these expenses not been reduced and absorbed, each Fund's expense and net investment income ratios would have been:

                                                                                                    RATIO OF EXPENSES TO
    FUND/CLASS                                                              FISCAL PERIOD ENDED     AVERAGE NET ASSETS(%)
    ----------                                                              -------------------     ---------------------
    SCHWAB S&P 500 FUND - INVESTOR SHARES                                   October 31, 1996(3)              0.89*
    SCHWAB S&P 500 FUND - E.SHARES                                          October 31, 1996(3)              1.19*
    SCHWAB SMALL-CAP INDEX FUND - INVESTOR SHARES                           October 31, 1996                 0.94
                                                                            October 31, 1995                 1.02
                                                                            October 31, 1994(4)              1.19*
    SCHWAB INTERNATIONAL INDEX FUND - INVESTOR SHARES                       October 31, 1996                 1.17
                                                                            October 31, 1995                 1.22
                                                                            October 31, 1994                 1.30
                                                                            October 31, 1993(5)              2.10*
    SCHWAB 1000 FUND - INVESTOR SHARES                                      August 31, 1996                  0.57
                                                                            August 31, 1995                  0.63
                                                                            August 31, 1994                  0.56
                                                                            August 31, 1993(6)               0.49*
                                                                            December 31, 1992                0.52
                                                                            December 31, 1991(7)             1.05*

                                                                            RATIO OF NET INVESTMENT INCOME
     FUND/CLASS                                                                TO AVERAGE NET ASSETS(%)
     ----------                                                              ------------------------------

    SCHWAB S&P 500 FUND - INVESTOR SHARES                                                1.49*
    SCHWAB S&P 500 FUND - E.SHARES                                                       0.91*
    SCHWAB SMALL-CAP INDEX FUND - INVESTOR SHARES                                        0.21
                                                                                         0.34
                                                                                         0.16*
    SCHWAB INTERNATIONAL INDEX FUND - INVESTOR SHARES                                    1.02
                                                                                         1.08
                                                                                         0.74
                                                                                         0.65*
    SCHWAB 1000 FUND - INVESTOR SHARES                                                   1.58
                                                                                         1.94
                                                                                         2.01
                                                                                         2.17*
                                                                                         2.28
                                                                                         2.16*


 3  Period from May 1, 1996 (commencement of operations) to October 31, 1996.
 4  Period from December 3, 1993 (commencement of operations) to October 31,
    1994.
 5  Period from September 9, 1993 (commencement of operations) to October 31,
    1993.
 6  Eight month period ended August 31, 1993.
 7  Period from April 2, 1991 (commencement of operations) to December 31, 1991.
* Annualized.

On May 1, June 1 and June 30, 1995, the sub-advisory agreement between Dimensional Fund Advisors Inc. and the Investment Manager was terminated with respect to the Schwab Small-Cap Index Fund(R), the Schwab 1000 Fund(R) and the Schwab International Index Fund(R), respectively, and the Investment Manager assumed sole responsibility for providing investment advisory services to these Funds.

                           MATCHING THE FUNDS TO YOUR
                                INVESTMENT NEEDS

THE FUNDS MAY BE APPROPRIATE FOR A VARIETY OF INVESTMENT PROGRAMS. The consistent long-term performance of index funds which attempt to track or match, rather than beat, the market makes the Funds appropriate choices as broad-based "core" portfolio holdings around which to build your overall portfolio. Used together, these Funds can be your portfolio's basic building blocks. These Funds provide a straightforward way to obtain exposure to three major asset classes (large companies, small companies and international) which are often used as core components of asset allocation plans. A study of the performance of pension funds indicated that over 90% of the performance was determined by asset mix. 1

Index fund investors also recognize that the performance of the overall market was hard to beat over the past ten years -- less than 20% of actively managed funds outperformed the S&P 500(R) Index for the ten years ended December
1996. 2

THE FUNDS MAY BE ESPECIALLY SUITABLE FOR LONG-TERM INVESTORS. Typical uses for the Funds may include saving for retirement or college funding. The Funds are also appropriate for use in IRAs and other retirement plans.

Because the Funds will ordinarily invest in a large number of common stocks, they may be especially appropriate for investors with long-term investment objectives. While common stock prices tend to rise and decline for short
---------------

 1 Financial Analysts Journal: Brinson, Singer, Beebower: May-June 1991.

 2 Source: Morningstar, Inc., based on the performance of 584 actively managed
   U.S. equity funds as of December 31, 1996.

or extended periods, historically they have generally risen over the long term. As a result, stocks have, over time, historically provided many investors with higher returns than most alternative securities investments.

The International Fund can be used to supplement and diversify a domestic equity portfolio. This Fund offers a convenient way to invest a portion of your assets internationally, while at the same time achieving a level of diversification of countries and companies that would be difficult and costly to achieve with individual securities. Internationally diversified investors have historically reduced their risk and at the same time earned significantly higher returns.

We designed the Funds for long-term investors. You should not use the Funds to speculate on short-term market movements. Doing so can disrupt our investment strategy and operations. It also raises costs for other Fund investors. As a result, we may refuse any purchase or buy exchange order that we deem to be disruptive to the Funds or their investments.

                             INVESTMENT OBJECTIVES
                                  AND POLICIES

SCHWAB 1000 FUND(R). The investment objective of the S-1000 Fund is to match the price and dividend performance (total return) of the Schwab 1000 Index(R), an index created to represent the performance of publicly traded common stocks of the 1,000 largest United States companies.

SCHWAB S&P 500 FUND. The investment objective of the S&P Fund is to seek to track the price and dividend performance (total return) of common stocks of U.S. companies, as represented by the S&P 500 Index.

SCHWAB SMALL-CAP INDEX FUND(R). The investment objective of the Small-Cap Fund is to attempt to track the price and dividend performance (total return) of the Schwab Small-Cap Index(R), an index created to represent the performance of common stocks of the second 1,000 largest United States corporations, ranked by market capitalization. As a matter of fundamental policy, the Small-Cap Fund will invest at least 65% of its total assets in common stocks, or other equity securities including preferred stocks, rights and warrants.

SCHWAB INTERNATIONAL INDEX FUND(R). The investment objective of the International Fund is to attempt to track the price and dividend performance (total return) of the Schwab International Index(R), an index created to represent the performance of common stocks and other equity securities, including preferred stocks, rights, and warrants, issued by large, publicly traded companies from countries around the world with major developed securities markets, excluding the United States. As a matter of fundamental policy, the International Fund will invest at least 65% of its total assets in common stocks, or other equity securities including preferred stocks, rights and warrants of companies located in at least three countries other than the U.S.

Each Fund's investment objective is fundamental and cannot be changed without shareholder approval. While there is no assurance that the Funds will achieve their investment objectives, they will endeavor to do so by following the investment policies set forth below.

INDEXING STRATEGY. The Funds seek investment results that track, rather than beat, the total return of their respective indexes. While most equity mutual funds are actively managed, each Fund uses an "indexing" strategy: it buys and sells stocks primarily to match its index. Thus, the Funds and the Investment Manager normally do not judge the merits of any particular stock like active managers do.

Under normal market conditions, each Fund invests at least 80% of its total assets in Index Stocks. A Fund generally tries to match its Index Stock holdings to those Index Stocks' weightings in its index. In extraordinary circumstances, each Fund may exclude an Index Stock from its holdings and include a similar stock in its place if it believes that doing so will help achieve its investment objective. Each Fund may purchase securities of companies with which it may be affiliated to the extent that these companies are represented in its index.

Although the Funds focus on Index Stocks, they may buy and sell other equity securities and other types of instruments. They may also buy and sell short-term debt securities for cash management purposes. In addition, each Fund may use options and futures contracts to adjust its correlation to its index.

TAX EFFICIENCY. The Funds are managed to minimize their realized capital gains. This feature can make a real difference in your after-tax return, especially if you are in a high tax bracket. The Funds have adopted a number of policies that help reduce their portfolio turnover ratios and minimize the level of realized capital gains. These policies include selling the highest tax-cost securities first, not automatically rebalancing the portfolio to reflect changes in their indexes and trading only round-lots or large blocks of securities. These policies will be utilized only to the extent they do not have a material effect on a Fund's ability to track or match the performance of its index. By deferring the realization of capital gains, where possible, until shares are sold by an investor, those unrealized gains can accumulate in a Fund, helping to build the value of a shareholder's investment. In addition, shareholders are given greater control over the timing of the recognition of such gains and the impact on their tax situations. There can be no assurance that the Investment Manager will succeed in avoiding realized net capital gains.

FUND PERFORMANCE. While each Fund's performance will not precisely match its index's performance, each Fund will attempt to maximize the correlation between its performance and that of its index. Factors such as the size of a Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows into and out of a Fund, a Fund's policy of minimizing transaction costs and current capital gains tax liability, and changes in the securities markets and the indexes are expected by the Investment Manager to account for any differences between a Fund's performance and that of its index.

Over the long term, the Investment Manager seeks a correlation between the performance of each Fund and that of its index of 0.9 or better. A figure of 1.0 would indicate perfect correlation. The Investment Manager monitors the correlation between each Fund and its index performance on a regular basis. In the unlikely event that a correlation of 0.9 or better is not achieved, the Board of Trustees of a Fund will consider alternative arrangements.

RISK CONSIDERATIONS. Because each Fund invests in substantially all of the common stocks composing its index, investing in the Funds will expose you to stock risk. Prices of many stocks or of a single stock may decline over short or even long periods. However, diversity of stock holdings tends to reduce some elements of stock risk. Because a Fund owns so many different stocks, it is less sensitive to the decline of any one of them than if it invested in fewer stocks. A wide range of industries also tends to lessen the impact of one industry's decline. Even so, these factors cannot protect you from all possible losses.

While each Fund's diversification strategy helps protect shareholders from individual stock and industry risk, it does not protect shareholders from volatility caused by movement in the market as a whole. Because each Fund is designed to closely track or match its index's market performance, a Fund's performance will fall and rise accordingly. It's important to note that the market can fluctuate significantly.

An indexing strategy requires commitment to riding out the market's short-term swings in order to recognize its long-term growth potential. For this reason, the Funds are best viewed as long-term investments.

Also, to better track the investment results of each Fund's index, a Fund may engage in certain stock futures contracts and options, which are types of derivative transactions. Their potential return and risk can vary widely from type to type. See "Investment Securities" in the SAI for details about the derivatives that the Funds use and the limits on them. You should pay special attention to these descriptions of derivatives, for these investments carry more risk potential than a Fund's other investments.

EQUITY SECURITIES. Equity securities are ownership interests in the net worth of a corporation. They include common stocks, preferred stocks, convertible securities and warrants. In the past, they have outperformed most other securities over time, though their prices can be volatile in the short term. Market conditions or other company, political and economic news often can cause large changes in a stock's price for the short term or long term. Smaller company securities are especially sensitive to these factors. The greater price volatility of smaller company securities may result from the fact that there may be less market liquidity, less publicly available information or fewer investors who monitor the activities of these companies. As a result, their prices have historically been more volatile.

INTERNATIONAL STOCKS. Because the International Fund will be invested primarily in international equity securities, its price volatility may be even greater than if it were invested in U.S. equity securities. When the International Fund invests in such securities, they usually will be denominated in a foreign currency, and the International Fund may temporarily hold foreign currencies. Thus, the value of the International Fund's shares will be affected by changes in currency exchange rates. The value of the International Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the International Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between foreign currencies and the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political factors. Changes in the foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the International Fund. Accordingly, the International Fund's ability to achieve its investment objective will depend, to some extent, on exchange rate behavior.

Other risks and considerations of international investing include: differences in accounting, auditing and financial reporting standards; generally higher transaction costs on foreign portfolio transactions; small trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on the International Fund's security holdings, which may reduce dividend income payable to shareholders; the possibility of expropriation, nationalization or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability which could affect U.S. investment in foreign countries; and potential restrictions on the flow of international capital.

SHORT-TERM DEBT SECURITIES. While the Funds try to remain invested in Index Stocks as fully as possible, each must manage its cash flows resulting from the purchase and sale of each Fund's shares. Thus, the Funds may also invest in U.S. Dollar denominated short-term bonds and money market instruments. The Funds may buy debt securities of or guaranteed by the U.S. government, its agencies or related bodies. They may also use certificates of deposit, time deposits and banker's acceptances. The Funds may also buy commercial paper if the commercial paper has one of an NRSRO's top two ratings or has comparable quality if it is unrated. The Funds may enter into repurchase agreements using any of these debt securities.

FUTURES AND OPTIONS. The Funds may also buy futures contracts on stocks and stock indexes and options contracts (including options on futures contracts) to accommodate cash flows or when, in the opinion of the Investment Manager, available cash balances do not per-mit economically efficient stock purchases. Moreover, each Fund may sell futures and options to "close out" futures and options it purchased or to protect against a decrease in the price of securities it owns but intends to sell. Futures contracts and options may be used to maintain cash reserves while simulating full investment; to facilitate trading; or to seek higher investment returns or simulate full investment when a futures contract is considered more advantageous than the underlying security or index. Each Fund may enter into futures contracts and options thereon provided that the aggregate deposits required on these contracts do not exceed 5% of its total assets.

Futures contracts and options pose certain risks. The risk of loss in trading futures and options contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage that can be involved in futures and options pricing. As a result, a relatively small price movement in a futures or options contract may result in immediate and substantial loss (or gain) to the investor. While futures contracts and options can be used as leveraged instruments, the Funds may not use futures contracts or options to leverage their portfolios. When investing in futures and options contracts, each Fund will segregate cash, cash-equivalents or liquid, high quality debt instruments in the amount of the underlying obligation.

Since the Funds will not use futures and options contracts for the purposes of leveraging their portfolios, the Investment Manager does not believe that the Funds are subject to the degree of risk frequently associated with futures and options transactions.

ILLIQUID SECURITIES. As a fundamental policy, each Fund may invest up to 10% of its net assets in illiquid securities. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. (See the SAIs for more information.)

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Funds may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. Generally, the Funds will not pay for securities or start earning interest on them until the Funds receive them. Securities purchased on a when-issued or delayed delivery basis are recorded as assets. During the period between the agreement date and the settlement date, the value of such securities may change as the prices of securities in the stock market increase or decrease or as interest rates change. Default by the other party to the agreement may result in a loss to the Funds.

REPURCHASE AGREEMENTS. The Funds may engage in repurchase agreements. In a repurchase agreement, a Fund buys a security at one price and agrees to sell it back at a higher price. In the event of a bankruptcy or other default of a repurchase agreement party, the Funds may incur expenses in enforcing their rights and could experience losses, including a decline in the value of the underlying securities and loss of income.

BORROWING POLICY. The S&P Fund may borrow money only for temporary purposes to meet redemption requests that it cannot otherwise meet without immediately selling portfolio securities. The other Funds may borrow money for temporary purposes to meet redemption requests or for extraordinary or emergency purposes. Each Fund may borrow up to one-third of its total assets and pledge up to one-third of its total assets to secure such borrowings. The Funds may not borrow to leverage. Each Fund's borrowing and pledging policies are fundamental.

SECURITIES LENDING. To increase its income, each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions that borrow securities. No more than one-third of a Fund's total assets may be represented by loaned securities. The Funds' loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government securities equal at all times to at least 100% of the market value of the loaned securities plus accrued interest.

INVESTMENT COMPANIES. The Funds may buy shares of other investment companies, including those managed by CSIM, the Investment Manager. In the aggregate, no more than 10% of a Fund's total assets may be invested in other investment companies, and an investment in any one investment company will be limited to 5% of a Fund's total assets. Because other investment companies employ investment advisers and other service providers, such investments by a Fund may cause shareholders to bear duplicative fees.

CURRENCY HEDGING. The International Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The International Fund expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities (so-called "transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

For transaction hedging purposes, the International Fund enters into foreign currency transactions with respect to specific receivables or payables of the International Fund arising in connection with the purchase or sale of its portfolio securities. By transaction hedging, the International Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, and the transaction's settlement date. When it engages in position hedging, the International Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or against an increase in the value of currency for securities which the International Fund expects to purchase).

When it engages in portfolio and/or transaction hedging, the International Fund may buy or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate, enter into contracts to buy or sell foreign currencies at a future date ("forward contracts") and buy or sell foreign currency futures contracts ("futures contracts"). The International Fund may also buy exchange-listed and over-the-counter call and put options on futures contracts and on foreign currencies.

Hedging transactions involve costs and may result in losses, and the International Fund's ability to engage in hedging transactions may be limited by tax considerations. Transaction and position hedging do not eliminate fluctuations in the prices of the underlying securities that the International Fund owns or expects to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. (See "Investment Securities" in Schwab Capital Trust's SAI for more information.)

                                  THE INDEXES

THE SCHWAB 1000 INDEX(R). The Schwab 1000 Index was developed to represent the total return of publicly traded common stocks of United States companies. To be included in the Schwab 1000 Index, a company must satisfy all of the following criteria:

1. it must be an "operating company" (i.e., not an investment company) incorporated in the United States, its territories or possessions;

2. a liquid market for its common shares must exist on the New York Stock Exchange, the American Stock Exchange or the NASDAQ/ NMS; and

3. its market value must place it among the top 1,000 such companies as measured by market capitalization.

As of January 31, 1997, the aggregate market capitalization of Index Stocks included in the Schwab 1000 Index was approximately $7.044 trillion. This represents approximately 85% of the total market value of all publicly traded United States companies, as represented by the Wilshire 5000 Index.

THE SCHWAB SMALL-CAP INDEX(R). The Schwab Small-Cap Index was developed in 1993 to represent the total return of common stocks of small-cap issuers. To be included in the Schwab Small-Cap Index, a company must satisfy all of the following criteria:

1. it must be an "operating company" (i.e., not an investment company) incorporated in the United States, its territories or possessions;

2. a liquid market for its common shares must exist on the New York Stock Exchange, the American Stock Exchange or the NASDAQ/NMS; and

3. its market value must place it among the second 1,000 such companies as measured by market capitalization (i.e., from the company with a rank of 1,001 through the company with a rank of 2,000).

As of January 31, 1997, the aggregate market capitalization of Index Stocks included in the Schwab Small-Cap Index was approximately $580 billion. This represents approximately 7% of the total market value of all publicly traded United States companies, as represented by the Wilshire 5000 Index.

THE SCHWAB INTERNATIONAL INDEX(R). The Schwab International Index was developed in 1993 to represent the total return of common stocks and other equity securities issued by large publicly traded companies from countries around the world with major developed securities markets, excluding the United States. Currently the countries included in the Schwab International Index are Australia, Belgium, Canada, Denmark, France, Germany, Hong Kong, Italy, Japan, the Netherlands, Singapore, Spain, Sweden, Switzerland and the United Kingdom. To be included in the Schwab International Index, a company must satisfy all of the following criteria:

1. it must be an "operating company" (i.e., not an investment company) whose princi-pal trading market is in a country with major developed securities markets outside the United States;

2. a liquid market for its shares must exist;

3. its market value must place it among the top 350 such companies as measured by market capitalization, provided that the total of all companies from any country may not exceed 35% of the Schwab International Index on a rebalancing date.

As of January 31, 1997 the aggregate market capitalization of Index Stocks included in the Schwab International Index was approximately $4.4 trillion. This represents approximately 23% of the total market value of all publicly traded non-U.S. companies.

THE SCHWAB 1000 INDEX(R), THE SCHWAB SMALL-CAP INDEX(R), AND THE SCHWAB INTERNATIONAL INDEX(R). A particular stock's weighting in the Schwab 1000 Index, the Schwab Small-Cap Index and the Schwab International Index is based on its relative total market value (i.e., its market price per share multiplied by the number of shares outstanding), divided by the total market value of the index. The Schwab 1000 Index, the Schwab Small-Cap Index and the Schwab International Index were developed and are maintained by Schwab. They serve as a standard of comparison for their respective Fund's performance. Schwab receives no compensation from the Funds for maintaining the indexes.

The performance (i.e., the market value of all Index Stocks) of the Schwab 1000 Index, the Schwab Small-Cap Index and the Schwab International Index is calculated and made available each Business Day by Schwab. The total return of the Schwab 1000 Index, the Schwab Small-Cap Index and the Schwab International Index is computed monthly (using beginning of month capitalization weightings and assuming reinvestment of dividends) and may be reported from time to time to each Fund's shareholders.

Schwab reviews and, as necessary, revises the lists of companies whose securities are included in the Schwab 1000 Index, the Schwab Small-Cap Index and the Schwab International Index at least annually. Companies known by Schwab to meet or no longer meet the inclusion criteria will be added or deleted as appropriate. Schwab will also modify each index as necessary to account for corporate actions (e.g., new issues, repurchases, stock dividends/splits, tenders, mergers, swaps, spin-offs or Chapter 11 bankruptcy filings made because of a company's inability to continue operating as a going concern). Schwab may change the Schwab 1000 Index and the Schwab Small-Cap Index inclusion criteria if it determines that doing so would cause the Schwab 1000 Index and the Schwab Small-Cap Index to be more representative of the domestic equity market. Schwab may also change Schwab International Index inclusion criteria if it determines that doing so would cause the Schwab International Index to be more representative of the large, publicly traded international company equity market. In the future, each Trust's Board of Trustees, subject to shareholder approval, may select another index should it decide that taking such action would be in the best interests of a Fund's shareholders.

THE S&P 500(R) INDEX. The S&P 500 Index is a widely recognized, unmanaged index of the prices of 500 large company common stocks selected by Standard & Poor's. The Index Stocks of the 50 largest companies of the S&P 500 Index account for approximately 49% of the index. For the 20 years ended 1996, the

S&P 500(R) Index provided an average annual total return of 14.49%.* Total return figures for the S&P 500 Index assume reinvestment of all dividends paid by stocks included in the S&P 500 Index. These figures do not include fees such as those charged by the S&P Fund. They also do not include taxes, brokerage or other fees that you would pay if you invested directly in all the stocks of the S&P 500 Index.

* Source: Morningstar, December 1996. Past performance of the S&P 500 Index does not necessarily reflect future performance results of the S&P 500 Index or the S&P Fund.

                            MANAGEMENT OF THE FUNDS

Responsibility for overall management of the Funds rests with the Trustees and officers of the Trusts. Professional investment management for each Fund is provided by the Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. In addition to providing day-to-day management of each Fund, the Investment Manager provides general investment advice regarding a Fund's investment strategies and performs expense management, accounting and recordkeeping, and other administrative services necessary to the operation of a Fund. The Schwab 1000 Index(R), the Schwab Small-Cap Index(R), and the Schwab International Index(R) are all maintained by the Investment Manager. Formed in 1989, the Investment Manager is a wholly owned subsidiary of The Charles Schwab Corporation. The Investment Manager serves as the investment adviser and administrator of the mutual funds in the SchwabFunds Family(R), a family of 26 mutual funds with aggregate net assets exceeding $48 billion as of April 21, 1997.

TRANSFER AGENT AND SHAREHOLDER SERVICES. Pursuant to separate agreements, Schwab serves as shareholder services agent and transfer agent for each Fund. Schwab provides information and services to shareholders, which include reporting share ownership, sales and dividend activity and associated tax information, responding to daily inquiries, effecting the transfer of a Fund's shares and facilitating effective cash management of shareholders' Schwab account balances. It also furnishes such office space and equipment, telephone facilities, personnel and informational literature distribution as necessary and appropriate in providing the described shareholder and transfer agency information and services.

Schwab is also each Fund's distributor but receives no compensation for its services as such.

Schwab was established in 1971 and is one of America's largest discount brokers. The firm provides low-cost securities brokerage and related financial services to over 4.1 million active customer accounts and has over 230 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab and the Investment Manager are wholly owned subsidiaries of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman, Chief Executive Officer and a director of The Charles Schwab Corporation. As a result of his beneficial ownership interests in and other relationships with the Charles Schwab Corporation and its affiliates, Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.

Geri Hom is Vice President of the Investment Manager and Senior Portfolio Manager for each Fund. She joined Schwab in March 1995 as Portfolio Manager -- Equities and currently manages the four Schwab index funds and co-manages the three Schwab Asset Director(R) Funds with approximately $3 billion in assets. For four years before joining Schwab, she was a Principal for Wells Fargo Nikko Investment Advisors. For the prior seven years, she was Vice President and Manager of the Domestic Equity Portfolio Management Group for Wells Fargo Nikko. She holds a B.A. in business education from San Francisco State University.

Stephen B. Ward, Senior Vice President and Chief Investment Officer, has overall responsibility for the management of each Fund's portfolio. Steve joined the Investment Manager as Vice President and Portfolio Manager in April 1991 and was promoted to his current position in August 1993. Prior to joining the Investment Manager, Steve was Vice President and Portfolio Manager at Federated Investors. He holds an M.B.A. from the Wharton School and a B.A. in economics from Virginia Tech., and has been a chartered financial analyst since 1985.

FEES AND EXPENSES. Pursuant to its Investment Advisory and Administration Agreements with the Trusts, the Investment Manager is entitled to receive from each Fund a graduated annual investment advisory fee, payable monthly, according to the following schedules:

     S-1000 Fund: 0.30% of the Fund's average daily net assets not in excess of $500 million and 0.22% of such assets over $500 million.

     S&P Fund: 0.36% of the Fund's average daily net assets not in excess of $1 billion; 0.33% of the next $1 billion; and 0.31% of net assets over $2 billion.

     Small-Cap Fund: 0.50% of the Fund's average daily net assets not in excess of $300 million and 0.45% of net assets over $300 million.

     International Fund: 0.70% of the Fund's average daily net assets not in excess of $300 million and 0.60% of net assets over $300 million.

The Investment Manager voluntarily waives a portion of each Fund's investment advisory fee. These voluntary waivers may be discontinued at any time.

For its services as Transfer Agent, Schwab is entitled to receive an annual fee of 0.05% of each Fund's average daily net assets. In addition, for shareholder services provided, Schwab is entitled to receive an annual fee of 0.20% for Investor Shares and 0.05% for Select Shares and e.Shares(TM) of the average daily net assets of that class.

Schwab may waive certain expenses incurred by each class of the Funds for these services in order to limit its ratio of operating expenses to average net assets.

The Investment Manager and Schwab guarantee that, through at least February 29, 2000, total operating expenses of each class of shares will not exceed the percentages of the average daily net assets of that class of shares as shown below:

S-1000 Fund -- Investor Shares                   0.46%
S-1000 Fund -- Select Shares                     0.35%
S&P Fund -- Investor Shares                      0.35%
S&P Fund -- e.Shares                             0.28%
S&P Fund -- Select Shares                        0.19%
Small-Cap Fund -- Investor Shares                0.49%
Small-Cap Fund -- Select Shares                  0.38%
International Fund -- Investor Shares            0.58%
International Fund -- Select Shares              0.47%

For purposes of these guarantees, "operating expenses" do not include interest expenses, taxes, extraordinary expenses, foreign taxes paid or withheld and capital items such as costs of purchase or sale of portfolio securities, including brokerage fees or commissions. These expense limits will serve to maintain or lower each class' expenses and thus maintain or increase the total return to shareholders.

Schwab serves as the distributor for each Fund but receives no compensation for this service.

OTHER EXPENSES. The Trusts pay the expenses of their operations, including the fees and expenses of independent auditors, legal counsel and custodian; the costs of calculating net asset values, brokerage commissions or transaction costs; taxes; registration fees; and the fees and expenses of qualifying each Trust and its shares for distribution. The expenses will generally be allocated among each Trust's investment portfolios or classes on the basis of relative net assets at the time the expense is incurred. However, expenses directly attributable to a particular Fund or class will be charged to that Fund or class. The differing expenses applicable to the different classes of shares of the Fund will cause the performance of the classes to differ.

PORTFOLIO BROKERAGE. When placing orders for each Fund's securities transactions, the Investment Manager will use its judgment to obtain best price and execution. The full range and quality of brokerage services available are considered in making these determinations. For securities transactions in which Schwab is not a principal, the Investment Manager may use Schwab or another qualified affiliated broker or dealer to execute a Fund's transactions when it reasonably believes that commissions (or prices) charged and transaction quality will be at least comparable to those available from other qualified brokers or dealers.

                            DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS. Each Fund will distribute substantially all of its net investment income and net capital gains, if any, on an annual basis, as determined by the Trusts' Board of Trustees.

The value of your shares reflects any net investment income or net capital gains that the Funds have earned but not yet distributed, so their value will be reduced when distributions are paid. If you elect to receive these distributions in cash, the value of your Fund holdings as a whole will decrease. If you choose to reinvest your distributions, the reduced value of your shares will be offset by the value of new shares purchased with reinvested distributions.

FEDERAL INCOME TAX INFORMATION. The following is only a brief summary for general information purposes of how some of the federal income tax laws affect you and the Funds. Thus, you should consult with your own tax adviser about your particular tax situation.

The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, each Fund distributes substantially all of its net investment taxable income and net capital gain (if any) each year and meets certain other requirements. As a regulated investment company, the Funds will pay no federal income taxes insofar as its earnings are distributed to its shareholders.

Dividends that the Funds pay to you from net investment income are generally taxable to you as ordinary income. So are distributions of each Fund's net short-term capital gains in excess of any net long-term capital losses. Distributions that a Fund designates as long-term capital gains (net of capital losses) are generally taxable to you as long-term capital gains no matter how long you own your Fund shares. However, any loss on the sale or exchange of shares held for six months or less shall, to the extent of any long-term capital gain distributions received with respect to such shares, be treated as a long-term capital loss. If a shareholder is not subject to income tax, generally the shareholder will not be taxed on amounts distributed by a Fund, including any foreign taxes paid by the Fund and passed through, as described below. These tax rules apply whether distributions are received in cash or reinvested.

You should be aware that an exchange of Fund shares for shares of other SchwabFunds(R) will be treated as a taxable event for federal income tax purposes. However, an exchange between the different classes of shares of one of the Funds should not be treated as a taxable event.

Income received by the International Fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If, as expected, more than 50% of the value of the International Fund's total assets at the close of its taxable year consists of securities issued by foreign corporations, the International Fund is permitted to elect to "pass through" to the International Fund's shareholders the amount of foreign income taxes paid by the International Fund. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their pro rata share of foreign taxes paid by the International Fund, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes (subject to certain limitations described in Code section 904), but not both. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

We will provide you with a record of all distributions, purchases and sales on your regular Schwab brokerage account statement. Each year we will notify you of the federal income tax treatment of all distributions made that year to your account.

                            SHARE PRICE CALCULATION

The price of a single share of a class of each Fund on any given day is the net asset value ("NAV") per share of that class of shares. We determine NAVs each Business Day at the close of trading on the New York Stock Exchange, generally at 4:00 p.m. (Eastern time). We determine the price of each class of shares by first valuing the total assets of a Fund attributable to that class, then subtracting that class' share of any liabilities and dividing the balance by the number of shares outstanding of that class. For the International Fund, the price is then expressed in U.S. dollars by translating the Fund's assets using the mean price for the U.S. dollar, as quoted by generally reliable sources.

The Funds value their portfolio securities based on market quotes if they are readily available. If they are not readily available, the Investment Manager assigns fair values pursuant to guidelines adopted in good faith by the Board of Trustees. The Board of Trustees regularly reviews these values.

Purchase or redemption orders and exchange requests will be executed at the NAV next determined after receipt by the Transfer Agent or its authorized agent.

                               HOW THE FUNDS SHOW
                                  PERFORMANCE

From time to time a Fund may advertise the total return of each class of shares. These figures reflect past results and are not intended to predict future performance.

The total return of a class of shares of a Fund measures its overall change in value over a period, including share price movements, and assumes all dividends and capital gains have been reinvested. Average annual total return reflects the hypothetical annually compounded return mandated by the SEC. Other reported total return figures may differ in that they may report non-standard periods or represent aggregate or cumulative return over a stated length of time.

The performance of a class of shares of a Fund may be compared to that of other mutual funds tracked by mutual fund rating services, various indexes of investment performance (including the Schwab 1000 Index(R), the S&P 500(R) Index, the Schwab Small-Cap Index(R), and the Schwab International Index(R)), United States Treasury obligations, bank certificates of deposit, the Consumer Price Index, corporate bonds and other investments for which reliable performance data is available. The performance of a class of a Fund may also be compared to averages, performance rankings, or other information prepared by Lipper Analytical Services, Inc. and Morningstar, Inc.

Each class of a Fund is subject to different expenses. As a result, their performances will differ.

                                 TAX-ADVANTAGED
                                RETIREMENT PLANS

Schwab offers tax-advantaged retirement plans for which the Funds may be particularly appropriate investments. Schwab's retirement plans allow participants to defer taxes while helping them build their retirement savings.

SCHWAB IRA. The Schwab IRA is a retirement plan with a wide choice of investments offering people with earned income the opportunity to compound earnings on a tax-deferred basis. Currently, Schwab's $29 annual IRA account fee is assessed on September 15th of each year and Schwab IRA accounts with balances of $10,000 or more, on or before that date, will not be charged the fee for the life of the account.

SCHWAB KEOGH. The Schwab Keogh is a tax-advantaged plan for self-employed individuals and their employees that permits the employer to make annual tax-deductible contributions of up to $30,000. Schwab Keogh plans are currently charged an annual fee of $45.

SCHWAB CORPORATE RETIREMENT PLANS. A well designed retirement program can help a company attract and retain valuable employees. Call 800-2 NO-LOAD, 24 hours a day for more information.

                               SHAREHOLDER GUIDE

You may buy shares of a Fund through an account maintained with Schwab or through any other entity that has been designated by Schwab. The following information regarding the purchase, exchange and redemption of Fund shares through a Schwab account relates solely to transactions through Schwab accounts and should not be read to apply to transactions through other designated entities. For more information, see "Purchase and Redemption of Shares" in the SAIs.

NEW INVESTORS TO SCHWAB need to open a Schwab account by completing and signing an account application. Mail it, together with your check, to the address indicated on the application.

EXISTING SCHWAB INVESTORS must have funds in their Schwab account to buy shares in any of the Funds. Schwab will charge your account a $15 service fee for any check returned because of insufficient or uncollected funds or because of a stop payment order.

Within your Schwab account, you have access to other investments available at Schwab, such as stocks, bonds and other mutual funds. The Securities Investor Protection Corporation ("SIPC") will provide account protection in an amount up to $500,000 for your securities, including Fund shares, that you hold in a Schwab account. Of course, SIPC account protection does not protect you from share price fluctuations.

SCHWAB ACCOUNT MINIMUMS AND ASSOCIATED FEES. Schwab accounts require an initial minimum investment and minimum maintenance balance of $1,000 ($500 for custodial accounts). A quarterly fee of $7.50 will be charged to Schwab brokerage accounts that fall below this minimum for three consecutive months in any quarter. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last six months, or if the shareholder's combined account balances at Schwab total $10,000 or more.

Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum of $5,000 account equity. Schwab One accounts containing less than $5,000 account equity are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last twelve months.

FUND MINIMUM INVESTMENT REQUIREMENTS. The minimum initial investment for the Select Shares of the Funds is $50,000 and subsequent investments must be at least $1,000. A minimum balance of $40,000 must be maintained. The minimum initial investment for the Investor Shares and the e.Shares(TM) of the Funds is $1,000 ($500 for IRA, other retirement plans and custodial accounts). Subsequent investments for the Investor Shares and e.Shares must be at least $100. The minimums for the Select Shares may not be applicable to certain customers of Schwab Institutional's Services for Investment Managers or Schwab's Retirement Plan Services.

Each Fund, in its sole discretion and without prior notice to you, reserves the right to reject orders to buy shares, to change or waive the minimum investment and balance requirements and to withdraw or suspend any part of that Fund's offering made by this Prospectus. Orders to buy shares must be accepted by a Fund to be effective and are not binding until the Fund confirms or accepts them in writing.

                     HOW TO BUY INVESTOR AND SELECT SHARES

You may place Investor Shares and Select Shares purchase and redemption orders as well as request exchanges by calling 800-2 NO-LOAD, where trained representatives are available to answer questions about Investor Shares, Select Shares and your account. The privilege to initiate transactions by telephone, as discussed below, is available automatically through your Schwab account.

Schwab also enables you to execute your trading requests through electronic products and services such as StreetSmart(R), e.Schwab(TM),

The Equalizer(R), Telebroker(R) and the World Wide Web (address: http://www.schwab.com). Some of the information and services available at this Web site are portfolio information; on-line trading of mutual funds, stocks and other securities; as well as access to the Mutual Fund Center where you can view current mutual fund performance; and other important information about funds.

We will follow reasonable procedures to confirm that your telephone instructions are genuine. If we do not follow reasonable procedures to confirm that your telephone order is genuine, we may be liable for any losses you may suffer from unauthorized or fraudulent orders. These procedures may include requiring a form of personal identification, providing written confirmation of your telephone instructions and recording all telephone transactions. You should be aware that telephone transactions may be difficult to implement during periods of drastic economic or market changes. If you experience difficulties in reaching us by telephone, you can mail your orders as set forth below.

METHODS OF BUYING INVESTOR AND SELECT SHARES. Whether by phone, by mail or electronically, you must always provide the following information:
- your Schwab account number.
- the name of the Fund and class of shares you wish to buy.
- the amount you wish to invest
- the distribution option you have selected (see below)

BY PHONE
- Call 800-2 NO-LOAD.
- Place a buy order for your account.
- TDD users may contact Schwab at 800-345-2550, 24 hours a day.

BY MAIL
- Include a letter of instruction with the information requested above, signed by one of the registered account holders in the exact form specified on the account.
- Make your check payable to Charles Schwab & Co., Inc.
- Mail to 101 Montgomery Street, San Francisco, CA 94104.
- Once you mail your letter, you may not modify or cancel your instructions.

ELECTRONICALLY
- Refer to product information on StreetSmart(R), e.Schwab(TM), The Equalizer, TeleBroker and SchwabLink(R) for details.
- World Wide Web address: http://www.schwab.com

BY WIRE
- Call 800 2 NO-LOAD for instructions.

AUTOMATICALLY (Investor Shares and Select Shares only)
- Use Schwab's Automatic Investment Plan.
- Sign up for this service when you open your account.

SELECTING A DISTRIBUTION OPTION. You may select from the three distribution options listed below when you first become a shareholder in the Funds. If you already are a shareholder and wish to change your distribution option, please call 800-2 NO-LOAD for assistance.

1. AUTOMATIC REINVESTMENT: Both income dividends and any capital gains distributions will be reinvested in additional shares of your class of shares of the Fund. This option will be selected automatically unless you specify another option. If you are purchasing shares through Schwab's Automatic Investment Plan, you must choose this distribution option.

2. CASH DIVIDENDS/REINVESTED CAPITAL GAINS: Income dividends will be paid in cash, and any capital gains will be reinvested in additional shares of your class of shares of your Fund.

3. ALL CASH: Income dividends and any capital gains distributions will both be paid in cash.

The Funds reinvest distributions at the NAV determined on the ex-dividend date. Cash distributions will be credited to your Schwab account and will be held there or mailed to you, depending on the account standing instructions applicable to your account.

SCHWAB'S AUTOMATIC INVESTMENT PLAN ("AIP") allows you to make periodic investments in the Investor Shares and the Select Shares and other non-money market SchwabFunds(R) (and certain other funds available through Schwab) automatically and conveniently. You can make automatic investments in any amount, from $100 to $50,000, once you meet the investment minimum for your class of shares. Automatic investments are made from your Schwab account, and you may select from the following methods to make automatic investments: using the uninvested cash in your Schwab account; using the proceeds of redemption of shares of the Schwab Money Fund linked to your Schwab account; or using the Schwab MoneyLink(R) Transfer Service. For more detailed information about this service or to establish your AIP, call 800-2 NO-LOAD, 24 hours a day.

As long as you are purchasing Investor Shares or Select Shares of the Funds through AIP, all distributions paid must be reinvested in additional shares of that class of the Funds and may not be received in cash.

                            HOW TO BUY E.SHARES(TM)

The e.Shares are available to clients of Schwab Institutional and The Schwab Trust Company and to certain tax-advantaged retirement plans, all of whom can communicate with Schwab through SchwabLink(R). Transactions in e.Shares are not available by telephone, by mail or in person.

To enter your transactions, follow the specific transaction instructions in the SchwabLink user manual. In the event you experience electronic or mechanical difficulties with SchwabLink, you should contact the Schwab Institutional trading desk at 800-367-5198 for assistance.

                        HOW TO SELL OR EXCHANGE INVESTOR
                               AND SELECT SHARES

You can sell your Investor Shares and Select Shares at any time by telephone, by mail or electronically. When you sell your shares, you may receive more or less than the amount you invested.

EXCHANGE OF SHARES. The exchange privilege allows you to exchange your Investor Shares and Select Shares for shares of any other SchwabFunds class or series available to investors in your state if your purchase meets the class or Fund's eligibility requirements. Thus, you can conveniently modify your investments if your goals or market conditions change. An exchange of shares of a Fund for shares of other SchwabFunds will be treated as a taxable event for federal income tax purposes. However, an exchange between the different classes of shares of a Fund should not be treated as a taxable event. Note that you must meet the minimum initial or subsequent investment requirements applicable to the shares you wish to receive in an exchange. The Funds reserve the right on 60 days' written notice to modify, limit or terminate the exchange privilege.

EARLY WITHDRAWAL FEE PAID TO THE FUNDS. The Funds are meant to be long-term investments. Frequent trading by short-term investors increases the Funds' costs. To offset the costs of short-term trading and to ensure that long-term investors do not bear these costs, the S-1000 Fund and the Small-Cap Fund each assess a 0.50% early withdrawal fee, and the International Fund assesses a 0.75% early withdrawal fee upon redemption or exchange proceeds attributable to shares purchased and held less than six months. These Funds will not charge a redemption fee for exchanges between different classes of shares of the same Fund. To benefit a Fund's shareholders directly, the early withdrawal fee is paid directly to the Fund and does not apply to the redemption or exchange of shares acquired through reinvestment of dividends or capital gains distributions. Solely for purposes of calculating the amount (if any) of the early withdrawal fee, shares will be treated as redeemed on a "first-in first-out" basis, except that shares acquired through dividend reinvestment will be treated as redeemed first. This method of calculating the fee should result in the lowest total early withdrawal fee. The Funds reserve the right to waive this fee for certain tax-advantaged retirement plans.

METHODS OF SELLING OR EXCHANGING INVESTOR AND SELECT SHARES. Whether by phone, by mail or electronically, the following information is always needed:

- your Schwab account number;

- the number of shares you want to sell or exchange;

- the name of the Fund and class of shares (if applicable) from which you want to sell or exchange shares;

- the name of the Fund and class of shares (if applicable) into which shares are to be exchanged; and

- if exchanging shares, the distribution option you select.

BY PHONE

- Call 800-2 NO-LOAD.

- Place a sell or exchange request for your account.

- TDD users may contact Schwab at 800-345-2550, 24 hours a day.

BY MAIL

- Include a letter of instruction with the information requested above, signed by one of the registered account holders in the exact form specified on the account.

- Mail to 101 Montgomery Street, San Francisco, CA 94104.

- Once your letter is mailed, you may not modify or cancel your instructions.

ELECTRONICALLY

- Refer to product information on StreetSmart(R), e.Schwab(TM), The Equalizer(R), TeleBroker(R) and SchwabLink(R) for details.

- World Wide Web address: http://www.schwab.com

                      HOW TO SELL OR EXCHANGE E.SHARES(TM)

To sell or exchange your e.Shares through SchwabLink(R), the following information is needed:
- your SchwabLink master account number and subaccount number;
- the number of shares you want to sell or exchange;
- the name of the Fund and class of shares (if applicable) from which you want to sell or exchange shares;
- the name of the Fund and class of shares (if applicable) into which shares are to be exchanged; and
- if exchanging shares, the distribution option you select.

To enter your transaction, follow the specific transaction instructions in the SchwabLink user manual. Transactions in e.Shares are not available by telephone, by mail or in person. In the event you experience electronic or mechanical difficulties with SchwabLink, you should contact the Schwab Institutional trading desk at 800-367-5198 for assistance.

PAYMENT. Payment for redeemed shares will be credited directly to your Schwab account no later than 7 days after the Transfer Agent or its authorized agent receives your sell instructions in proper form. Proceeds will then be held in your Schwab account or mailed to you depending on the account standing instructions you have selected. For information on how to wire funds from your Schwab account to your bank, call 800-2 NO-LOAD.

If you purchased shares by check, your sales proceeds may be held in your Schwab account until your check clears (which may take up to 15 days). Depending on the type of Schwab account you have, your money may earn interest during any holding period.

The Fund may suspend redemption rights or postpone payments when trading on the New York Stock Exchange is restricted or is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist or for any other circumstances as the SEC may permit. The Fund may also elect to invoke a 7-day period for cash settlement of individual redemption requests. (See "Purchase and Redemption of Shares" in the SAIs.)

                          OTHER IMPORTANT INFORMATION

The S-1000 Fund is a diversified investment portfolio of Schwab Investments. Schwab Investments is a business trust formed under the laws of Massachusetts on October 26, 1990. It may issue an unlimited number of shares of beneficial interest in one or more series or classes. Currently it offers shares of seven series.

The S&P Fund, the Small-Cap Fund, and the International Fund are each diversified investment portfolios of Schwab Capital Trust. Schwab Capital Trust is a business trust formed under the laws of Massachusetts on May 7, 1993. It may issue an unlimited number of shares of beneficial interest in one or more series or classes. Currently it offers shares of ten series.

CLASSES OF SHARES. The S-1000 Fund, the Small-Cap Fund, and the International Fund each offer two different classes of shares. The S&P Fund offers three different classes of shares. Although all classes of a Fund invest in the same portfolio of stocks, the classes' operating expense ratios are different, and therefore their return and per share net asset value are also different. Each class also has differing mini-mum initial and subsequent investment requirements or other requirements for investing.

Due to the relatively high cost of maintaining accounts with smaller holdings, the Select Shares class of each Fund reserves the right to redeem your Select Shares if, as a result of redemptions, the aggregate value of your account drops below the $40,000 minimum balance requirement. You will be given 30 days' advance written notice and a chance to increase your Select Shares balance to the minimum requirement before your Select Shares are redeemed. All shares of the Funds will be redeemed automatically should the Schwab account in which they are carried be closed.

The Board of Trustees of each Trust may authorize the issuance of shares of additional series or classes if it deems it desirable. Shares within each series have equal, noncumulative voting rights and have equal rights as to distributions, assets and liquidation of such series except to the extent that such voting rights or rights as to distributions, assets and liquidation vary among classes of a series.

There is a remote possibility that one Fund may become liable for a misstatement about another Fund in this Prospectus. The Board of Trustees of each Trust has considered the risks and believe that it is in shareholders' best interest to offer these Funds in a single prospectus.

SHAREHOLDER MEETINGS. The Trusts are not required to hold annual shareholders' meetings and do not intend to do so. The Trusts may, however, hold special meetings in connection with certain matters. These include changing a Fund's fundamental policies, electing or removing Trustees or approving or amending any investment advisory agreement. In addition, shareholders may remove a Trustee at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

YOUR VOTING RIGHTS. If we were to make changes to a Fund's management or fundamental policies, we would ask you to vote as a shareholder. If we hold a meeting and you cannot attend, you can vote by proxy. Before the meeting, the Fund will send you proxy materials that explain the issues to be decided and include a voting card for you to return. Shareholders have one vote for each share owned. Unless permitted by the 1940 Act, shareholders will vote by series and not in the aggregate. For example, when voting to approve an investment advisory agreement for a series, only shareholders of that series may vote. When voting to elect Trustees, shareholders of all the series vote in the aggregate. In addition, holders of each class of shares will vote exclusively as a class on any matter relating solely to their arrangement as a class and on any matter in which the interest of that class differs from the interest of any other class in that Fund.

SHARE CERTIFICATES. To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.

S&P 500(R) LICENSE. The S&P Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the S&P Fund or any member of the public regarding the advisability of investing in securities generally or in the S&P Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the S&P Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500(R) Index, which is determined, composed and calculated by S&P without regard to the S&P Fund. S&P has no obligation to take the needs of the S&P Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of S&P Fund shares, the timing of the issuance or sale of S&P Fund shares or in the determination or calculation of the equation by which the S&P Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P Fund's shares.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the S&P Fund, its shareholders or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

ANNUAL AND SEMI-ANNUAL REPORT MAILINGS. Twice a year, each Fund provides you with a report showing the performance of the Fund and each class of its shares and outlining its investments. To reduce mailing costs, we combine these mailings by household. If a household has multiple accounts and the same record address for all the accounts, we send mailings for all accounts at that address in a single package. If you do not want us to combine mailings for your account, please write to SchwabFunds(R) at the address on the front of this Prospectus. To request a free copy of any Fund's Annual or Semi-Annual Reports, call 800-2 NO-LOAD.

                          GLOSSARY OF IMPORTANT TERMS

BOND: a debt obligation that requires the issuer to pay a fixed sum of money each year (the interest payments) until maturity. Upon maturity, the bond comes due and the principal (the amount borrowed) must be paid. Floating or variable rate bonds have an interest rate that rises or falls if general interest rates or some other security (such as Treasury bills) rises or falls.

BUSINESS DAY: any day the New York Stock Exchange is open for business. A Business Day normally begins at 9:30 a.m. (Eastern time) when the Exchange opens and usually ends at 4:00 p.m. (Eastern time) when it closes.

CAPITAL GAIN OR LOSS: the increase or decrease in the value of a security relative to the original purchase price. A gain is realized when the security that has increased in value is sold. An unrealized gain or loss occurs when the value of a security increases or decreases, but the security is not sold. If a security is held for more than 12 months and then sold at a profit, that profit is a realized long-term capital gain. If it is sold at a profit after being held for less than 12 months, that profit is a realized short-term capital gain.

CODE:  the Internal Revenue Code of 1986, as amended.

CSIM: the Fund's Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104.

DISTRIBUTION: payment the Fund makes to shareholders. There are two kinds of distributions: dividends, or the profits (after expenses) from the Fund's investments, and capital gain distributions.

DIVERSIFIED: under the 1940 Act, a diversified fund generally may not invest more than 5% of its assets in the securities of any one issuer and may not hold more than 10% of the voting shares of any one issuer with respect to 75% of the value of its total assets. Certain minor exceptions apply to this policy, which are described in the SAIs.

FUNDAMENTAL: a policy that cannot be changed without the approval of a majority of the shareholders of the Fund.

INDEX STOCK: common stocks and other equity securities, including preferred stocks, rights, and warrants that comprise an index.

INTERNATIONAL FUND: the Schwab International Index Fund(R).

INVESTMENT MANAGER: Charles Schwab Investment Management, Inc. (or CSIM), 101 Montgomery Street, San Francisco, CA 94104.

MARKET RISK: the risk that all securities of the same general class (i.e., stocks and bonds) will decline.

MONEY MARKET INSTRUMENT: short-term liquid debt such as Treasury bills and commercial paper.

NET ASSET VALUE (NAV): on a per share basis, the value of one share in a fund or class of a fund. This value is determined by adding the total fund or class assets, subtracting all liabilities and then dividing the resulting number by the number of shares outstanding.

1940 ACT: the Investment Company Act of 1940, as amended.

NRSRO: nationally recognized statistical rating organization.

PORTFOLIO: the total stocks, bonds and other securities held by an individual investor, a mutual fund or a financial institution.

RISK: the possibility of losing all or part of an investment, that the value of an investment will decrease or that there will be little or no return on an investment.

S-1000 FUND: the Schwab 1000 Fund(R).

SCHWAB 1000 INDEX(R): an index composed of the common stocks of the 1,000 largest United States corporations ranked by market capitalization.

S&P FUND: the Schwab S&P 500 Fund.

S&P 500(R) INDEX: an index of 500 stocks selected, calculated and published by Standard & Poor's ("S&P"). S&P is neither an affiliate nor sponsor of the Funds, and inclusion of a stock in the Index does not necessarily imply that it is a good investment. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Schwab Capital Trust.

SAI: Statement of Additional Information, as amended from time to time, for either Schwab Capital Trust or Schwab Investments

SCHWAB: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104.

SCHWABFUNDS(R): Schwab's family of proprietary funds, currently consisting of the following funds:

Equity and Allocation Funds:
----------------------------
Schwab 1000 Fund - Investor Shares
Schwab 1000 Fund - Select Shares
Schwab International Index Fund(R) - Investor Shares
Schwab International Index Fund - Select Shares
Schwab Small-Cap Index Fund(R) - Investor Shares
Schwab Small-Cap Index Fund - Select Shares
Schwab S&P 500 Fund - Investor Shares
Schwab S&P 500 Fund - e.Shares(TM)
Schwab S&P 500 Fund - Select Shares
Schwab Analytics Fund(TM)
Schwab OneSource Portfolios - International
Schwab OneSource Portfolios - Growth Allocation
Schwab OneSource Portfolios - Balanced Allocation
Schwab Asset Director(R) - High Growth Fund
Schwab Asset Director(R) - Balanced Growth Fund
Schwab Asset Director(R) - Conservative Growth Fund
Bond Funds:
-----------
Schwab Short/Intermediate Government Bond Fund
Schwab Long-Term Government Bond Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund
Money Market Funds:
-------------------
Schwab Money Market Fund
Schwab Government Money Fund
Schwab U.S. Treasury Money Fund
Schwab Value Advantage Money Fund(R) - Investor Shares
Schwab Municipal Money Fund - Sweep Shares
Schwab Municipal Money Fund - Value Advantage Shares
Schwab California Municipal Money Fund - Sweep Shares

Schwab California Municipal Money Fund - Value Advantage Shares
Schwab Retirement Money Fund(R)
Schwab Institutional Advantage Money Fund(R)
Schwab New York Municipal Money Fund - Sweep Shares
Schwab New York Municipal Money Fund - Value Advantage Shares(TM)

SCHWAB INTERNATIONAL INDEX(R): an index which represents the performance of common stocks and other equity securities issued by large, publicly traded companies from countries around the world with major developed securities markets, excluding the United States.

SCHWAB SMALL-CAP INDEX(R): an index composed of the common stocks of the second 1,000 largest United States corporations ranked by market capitalization.

SECURITIES AND EXCHANGE COMMISSION (SEC): established by Congress to administer the Securities Act of 1933, the Investment Company Act of 1940 and other securities-related laws.

SMALL-CAP FUND: the Schwab Small-Cap Index Fund(R).

STOCK RISK: the possibility that stock prices in general or particular will decline over short or even extended periods.

TOTAL RETURN: the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. Cumulative total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

TRANSFER AGENT: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104.

TRUST: Schwab Capital Trust or Schwab Investments, each a no-load, open-end management investment company.

VOLATILITY: a measure of the magnitude and frequency of changes in securities values. Statistically, volatility is the measure of the spread of the prices or yields around the mean of the prices or yields.

--------------------------------------------------------------------------------
NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY STATEMENTS ABOUT THIS OFFERING NOT CONTAINED IN THIS PROSPECTUS. IF ANYONE GIVES ANY OTHER INFORMATION OR MAKES ANY OTHER REPRESENTATIONS, DO NOT RELY ON SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR.
--------------------------------------------------------------------------------
THIS PROSPECTUS IS NOT AN OFFER IN ANY STATE IN WHICH SUCH AN OFFER MAY NOT LAWFULLY BE MADE, NOR IS IT AN OFFER TO ANY PERSON TO WHOM SUCH AN OFFER MAY NOT LAWFULLY BE MADE.
--------------------------------------------------------------------------------

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

                                        SCHWAB EQUITY
                                        -------------

                                        INDEX FUNDS
                                        -----------


                                        PROSPECTUS
                                        May 19, 1997





                                                - SCHWAB S&P 500 FUND

                                                - SCHWAB 1000 FUND(R)

                                                - SCHWAB SMALL-CAP
                                                  INDEX FUND(R)

                                                - SCHWAB INTERNATIONAL
                                                  INDEX FUND(R)

SCHWABFUNDS(R)
101 Montgomery Street
San Francisco, California 94104

3048 (5/97) CRS 11209
Printed on recycled paper.

                                               [SCHWABFUNDS(R) Logo]

                       STATEMENT OF ADDITIONAL INFORMATION

                               SCHWAB INVESTMENTS
                 101 Montgomery Street, San Francisco, CA 94104

                                  MAY 19, 1997

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectuses, which may be amended from time to time, dated December 31, 1996, for the Schwab Long-Term Government Bond Fund, the Schwab Short/Intermediate Government Bond Fund, the Schwab Long-Term Tax-Free Bond Fund, the Schwab Short/Intermediate Tax-Free Bond Fund, the Schwab California Long-Term Tax-Free Bond Fund, and the Schwab California Short/Intermediate Tax-Free Bond Fund; and the Prospectuses, which may be amended from time to time, dated May 19, 1997 for the Investor Shares and Select Shares of the Schwab 1000 Fund(R), seven separately managed investment portfolios (each a "Fund" and, collectively, the "Funds") of Schwab Investments (the "Trust").


         Prior to May 19, 1997, the Schwab 1000 Fund was not offered in multiple classes of shares. The existing shares of that Fund are redesignated as Investor Shares. The other Funds of the Trust are not offered in multiple classes of shares.

         To obtain a copy of any of these Prospectuses, please contact Charles Schwab & Co., Inc. ("Schwab") at 800-2 NO-LOAD, 24 hours a day or 101 Montgomery Street, San Francisco, California 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day. These Prospectuses are also available electronically by using our World Wide Web address: http://www.schwab.com.

                                 SCHWABFUNDS(R)
                                  800-2 NO-LOAD

                                TABLE OF CONTENTS

                                                                                   Page
                                                                                   ----
INVESTMENT SECURITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
MANAGEMENT OF THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
PORTFOLIO TRANSACTIONS AND TURNOVER. . . . . . . . . . . . . . . . . . . . . . .    24
TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    26
SHARE PRICE CALCULATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    29
TOTAL RETURN AND YIELD . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    31
SCHWABFUNDS INVESTMENT STRATEGIES. . . . . . . . . . . . . . . . . . . . . . . .    33
GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    37
PURCHASE AND REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . .    40
OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    40
APPENDIX - RATINGS OF INVESTMENT SECURITIES. . . . . . . . . . . . . . . . . . .    41
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   F-1

                              INVESTMENT SECURITIES

                           U.S. GOVERNMENT SECURITIES

         Direct obligations of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. While obligations of certain U.S. Government agencies and instrumentalities are similarly backed, those of others, such as the Federal National Mortgage Association and the Student Loan Marketing Association, are only supported by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the agency's obligations or the credit of the issuing agency or instrumentality. There can be no assurance that the U.S. Government would provide financial support to U.S. Government sponsored agencies or instrumentalities if it were not obligated to do so by law. A Fund will invest in U.S. Government securities not backed by the full faith and credit of the U.S. Treasury only when Charles Schwab Investment Management, Inc. (the "Investment Manager") is satisfied that the credit risk with respect to their issuer is minimal.

                                   GOVERNMENT
                          "MORTGAGE BACKED" SECURITIES

         Government "mortgage-backed" (or government guaranteed mortgage-related) securities are among the U.S. Government securities in which the Funds may invest. Mortgages backing the securities purchased by the Funds include, among others, conventional 30-year fixed rate mortgages, graduated payment mortgages, 15-year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Funds may purchase mortgage-related securities at a premium or at a discount. Principal and interest payments on the mortgage-related securities are guaranteed by the government to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a Fund's shares.

         GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA") are mortgage securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

         The National Housing Act authorized GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

         FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

         GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

         FNMA Securities. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages the FHA insures. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

                          OTHER ASSET-BACKED SECURITIES

         Each Fund may invest a portion of its assets in debt obligations known as "Asset-Backed Securities" that are rated in one of the four highest rating categories by a nationally recognized statistical rating organization (e.g., Standard & Poor's Corporation or Moody's Investors Service, Inc.) or, if not so rated, deemed to be of equivalent quality by the Investment Manager pursuant to guidelines adopted by the Board of Trustees. The credit quality of most Asset-Backed Securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities) and the amount and quality of any credit support provided to the securities. The rate of principal payments on Asset-Backed Securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any Asset-Backed Security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-Backed Securities may be classified as "Pass-Through Certificates" or "Collateralized Obligations."

         "Pass-Through Certificates" are Asset-Backed Securities that represent undivided fractional ownership interests in the underlying pool of assets. Pass-Through Certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because Pass-Through Certificates represent ownership interests in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

         Asset-Backed Securities issued in the form of debt instruments, also known as Collateralized Obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such Asset-Backed Securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the Asset-Backed Securities and any credit support provided. As a result, although payments on such Asset-Backed Securities are obligations of the issuers, in the event of default on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related Asset-Backed Securities.

                              METHODS OF ALLOCATING
                                   CASH FLOWS

         While many Asset-Backed Securities are issued with only one class of security, many others are issued in more than one class, each with different payment terms. Multiple class Asset-Backed Securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is typically accomplished by creating one or more classes with a right to payments on the Asset-Backed Security that is subordinate to that of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics that differ both from those of each other and from those of the underlying assets. Examples include so-called "multi-tranche CMOs" (collateralized mortgage obligations) with serial maturities such that all principal payments received on the mortgages underlying the securities are first paid to the class with the earliest stated maturity, and then sequentially to the class with the next stated maturity, "Strips" (Asset-Backed Securities that entitle the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with a class or classes having characteristics that mimic the characteristics of non-Asset-Backed Securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.

                             TYPES OF CREDIT SUPPORT

         Asset-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made timely. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, or through a combination of such approaches. Examples of Asset-Backed Securities with credit support that arises out of the structure of the transaction include "senior-subordinated securities" (multiple class Asset-Backed Securities with certain classes subordinate to other classes as to the payment of principal thereon, so that defaults on the underlying assets are borne first by the holders of the subordinated class) and Asset-Backed Securities that have "reserve funds" (cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "overcollateralized" (the scheduled payments on, or the principal amount of, the underlying assets substantially exceed that required to make payment on the Asset-Backed Securities and pay any servicing or other fees). The degree of credit support provided on each issue is generally based on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an Asset-Backed Security.

                        CREDIT CARD RECEIVABLE SECURITIES

         Each Fund may invest in Asset-Backed Securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying accounts are passed through to the security holder and principal payments received on such accounts are used to fund the transfer of additional credit card charges made on an account to the pool of assets supporting the related Credit Card Receivable Securities. The initial fixed period may usually be shortened upon the occurrence of specified events that signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. Competitive and general economic factors could adversely affect the rate at which new receivables are created in an account and conveyed to an issuer, shortening the expected weighted average life of the related Credit Card Receivable Security, and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could have a similar effect on the weighted average life and yield.

         Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on accounts. In addition, unlike most other Asset-Backed Securities, accounts are unsecured obligations of the cardholder.

                              MUNICIPAL SECURITIES

         "Municipal Securities" are debt securities issued by a state, its political subdivisions, agencies, authorities, and corporations. Municipal Securities issued by or on behalf of the State of California, its subdivisions, agencies or authorities are referred to herein as "California Municipal Securities."

         Municipal Securities that the Schwab Long-Term Tax-Free Bond Fund and the Schwab Short/Intermediate Tax-Free Bond Fund (the "Municipal Bond Funds") may purchase, and California Municipal Securities that the Schwab California Long-Term Tax-Free Bond Fund and the Schwab California Short/Intermediate Tax-Free Bond Fund (the "California Municipal Bond Funds") may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

         Municipal Securities include securities issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. The Municipal Bond Funds and the California Municipal Bond Funds may not be desirable investments for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users for whom dividends attributable to interest on such bonds may not be tax-exempt. Shareholders should consult their own tax advisers regarding the potential effect on them (if any) of any investment in these Funds.

         Municipal Securities are generally classified as "general obligation" or "revenue." General obligation notes are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue notes are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds that are Municipal Securities are in most cases revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds.

         Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes are typically sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality's issuance of a longer-term bond in the future. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Municipal Bond Funds and the California Municipal Bond Funds may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

         The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or the consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

         Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

                                  RISK FACTORS:
                         CALIFORNIA MUNICIPAL SECURITIES

         In addition to general economic pressures which affect the State of California's (the "State") ability to raise revenues to meet its financial obligations, certain State constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could also result in the adverse effects described below. The following information is only a brief summary, is not a complete description and is based on information drawn from official statements and prospectuses relating to securities offerings of the State that have come to the attention of the Trust and were available before the date of this Statement of Additional Information. The Trust has not independently verified the accuracy and completeness of the information contained in those statements and prospectuses.

         As used in this section, "California Municipal Securities" includes issues that are secured by a direct payment obligation of the State and obligations of issuers that rely in whole or in part on State revenues for payment of their obligations. Property tax revenues and part of the State's General Fund surplus are distributed to counties, cities and their various taxing entities; whether and to what extent a portion of the State's General Fund will be distributed in the future to them is unclear.

         Overview. After suffering through a severe recession, since the start of 1994 California's economy has been on a steady recovery. Employment increased by over 500,000 in 1994 and 1995, and the pre-recession employment level is expected to be matched in 1996. The strongest growth has been in export-related industries, business services, electronics, entertainment, and tourism, which has offset the recession-related losses which were heaviest in aerospace and defense-related industries, finance and insurance.

         The recession seriously affected State tax revenues and caused an increase in expenditures for health and welfare programs. As a result, from the late 1980s through 1992-1993, the State experienced recurring budget deficits. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated a budget deficit of about $2.8 billion at its peak at June 30, 1993. One consequence of the large budget imbalances was to significantly reduce the State's available cash resources and force the State to use a series of external borrowings to meet its cash needs.

         As a result of the deterioration in the State's budget and cash situation, the State's credit ratings have been reduced. Since October 1992, all three major nationally recognized statistical rating organizations lowered the State's general obligation bond rating from the highest ranking of "AAA." The State's general obligation bonds are now rated "A+" by Standard and Poor's Corporation ("S&P"), "A1" by Moody's Investors Service, Inc. ("Moody's") and "A+" by Fitch Investors Service, Inc. ("Fitch").

         State Appropriations Limit. Subject to certain exceptions, the State is subject to an annual appropriations limit imposed by its Constitution on "proceeds of taxes." Various expenditures, including but not limited to debt service on certain bonds and appropriations for qualified capital outlay projects, are not included in the appropriations limit.

                              1994-1995 FISCAL YEAR

         Revenues. The 1994-1995 Budget Act projected General Fund revenues and transfers of

$41.9 billion, or about $2.1 billion more than 1993-1994, as revised. This projection included the receipt of approximately $760 million in new federal aid to reimburse the State for certain costs related to refugees and undocumented foreign immigrants. Only about $33 million of this amount was received, with another $98 million scheduled to be received in the 1995-1996 fiscal year. The 1994-1995 Budget Act also projected Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-1994.

         Expenditures. The 1994-1995 Budget Act projected General Fund expenditures of $40.9 billion (a $1.6 billion increase from projected 1993-1994 expenditures), in order to keep a balanced budget which pays off the accumulated deficit, within available revenues. The 1994-1995 Budget Act also projected Special Fund expenditures of $12.3 billion, a 4.7% decrease from 1993-1994. The 1994-1995 Budget Act balanced the budget with a number of major adjustments, including the receipt of about $1.1 billion from the federal government for health and welfare costs and an increase of about $526 million in Proposition 98 General Fund support for K-14 schools.

         Cash resources at the beginning of the 1994-1995 fiscal year were insufficient to meet all obligations without external borrowing, such as occurred in 1992. The 1994-1995 Budget Act assumed that the State would use a cash flow borrowing program in 1994-1995 which combined one-year notes and two-year warrants, which have now been issued. Issuance of the warrants allows the State to defer repayment of about $1 billion of its accumulated budget deficit into 1995-1996. Additional legislation was passed with the 1994-1995 Budget Act designed to ensure that the warrants will be repaid in the 1995-1996 fiscal year.

         As a result of the improving economy, the State Department of Finance's final estimates for the fiscal year showed revenues and transfers of $42.7 billion and expenditures of $42 billion.

                              1995-1996 FISCAL YEAR

         Notwithstanding the improved economy, because of serious policy differences, the 1995-1996 Budget Act was not enacted until August 3, 1995, 34 days after the start of the fiscal year.

         Revenues. The 1995-1996 Budget Act projected General Fund revenues and transfers of $44.1 billion, a 3.5% increase from 1994-1995. The 1995-1996 Budget Act projected that the General Fund will end the 1995-1996 fiscal year with a slight surplus of $28 million at June 30, 1996, and that all of the accumulated budget deficits will have been repaid. In May 1996, the State Department of Finance updated the 1995-1996 projections, and estimated that there would be revenues and transfers of about $46.1 billion but, due to increased expenditures, there would instead be a deficit of about $70 million in the budget reserve at June 30, 1996. Principal features of the 1995-1996 Budget Act included an increase in Proposition 98 funding for K-14 schools of about $1.2 billion, reductions in health and welfare costs of about $900 million (about $500 million of which depends upon federal legislative approval), and receipt of an additional $494 million in federal aid for costs of illegal immigrants (above commitments already made by the federal government; only $31 million of this was received in 1995-1996). Special Fund revenues were estimated at $12.7 billion.

         Expenditures. The 1995-1996 Budget Act projected General Fund expenditures of $43.4 billion, a 4% increase from 1994-1995. Special Fund expenditures of $13 billion have been appropriated. The May 1996 State Department of Finance revisions projected that expenditures for 1995-1996 would increase to about $45.4 billion.

                              1996-97 FISCAL YEAR

         The Governor's proposed budget for 1996-1997 projected General Fund revenues and transfers of about $45.6 billion and proposed total General Fund appropriations of about $45.2 billion. The Governor's proposed budget renewed a proposal, which had been rejected by the Legislature in 1995, for a 15% cut in personal and corporate tax rates, phased in over a three-year period. In May 1996, the State Department of Finance updated revenue estimates to $47.1 billion for 1996-1997, assuming enactment of the Governor's proposed tax cut, and expenditure estimates to $46.5 billion.

         Revenues. The 1996-1997 Budget Act, enacted on July 15, 1996, rejected the Governor's proposed 15% tax cut (but did include a 5% cut in bank and corporation taxes). Consequently, revenues for 1996-1997 were increased to an estimated $47.6 billion. Special fund revenues are estimated to be $13.3 billion. The 1996-1997 Budget Act appropriated a budget reserve of $305 million at June 30, 1997. This budget reserve assumed savings of about $660 million in the State's health and welfare costs based on changes to federal law, including welfare reform. The federal welfare reform legislation passed in August 1996 is projected to provide only about $360 million of the assumed $660 million in savings, however, subject to further adjustment based on how the State implements changes to its welfare system. Other principal features of the 1996-1997 Budget Act include an increase in Proposition 98 funding for K-14 schools of about $1.6 billion, and about $700 million in new federal aid for costs of illegal immigrants (with about $540 million to be received during 1996-
1997).

         Expenditures. The 1996-1997 Budget Act includes General Fund appropriations of about $47.2 billion, a 4% increase over the final estimated 1995-1996 expenditures. Special Fund expenditures are budgeted at $12.6 billion.

         The foregoing discussions of the 1994-1995, 1995-1996 and 1996-1997 Budgets are based upon the Budget Acts for these years, and should not be construed as a statement of fact. The assumptions used to construct a budget, which include estimates and projections of revenues and expenditures, may be affected by numerous factors, including future economic conditions in the State and the Nation. There can be no assurances that any estimates will be achieved.

                             ISSUES AFFECTING LOCAL
                        GOVERNMENTS AND SPECIAL DISTRICTS

         Proposition 13. Certain California Municipal Securities may be obligations of issuers that rely in whole or in part on ad valorem real property taxes as a source of revenue. In 1978, California voters approved Proposition 13, which limits ad valorem taxes on real property and restricts the ability of taxing entities to increase property tax and other tax revenues.

         With certain exceptions, the maximum ad valorem tax on real property is limited to 1% of the full cash value to be collected by the counties and apportioned according to law. One exception is for debt service on bonded indebtedness if such is approved by two-thirds of the votes cast by voters voting on the proposition. The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by substantial damage, destruction or other factors, or adjusted when there is a "change in ownership" or "new construction."

         Proposition 62. This initiative, approved by voters in 1986, placed further restrictions on the ability of local governments to raise taxes and allocate approved tax revenues. Although some of the California Courts of Appeal held that parts of Proposition 62 were unconstitutional, the California Supreme Court recently issued a decision that upheld Proposition 62's requirement that special taxes be approved by a two-thirds vote of the voters voting in an election on the issue. This recent decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for local governments to raise taxes.

         Propositions 98 and 111. These initiatives changed the State appropriations limit and State funding of public education below the university level by guaranteeing K-14 schools a minimum share of General Fund revenues. The initiatives require that the State establish a prudent state reserve fund for public education.

         Proposition 218. Passed in November 1996, this initiative places additional limitations on the ability of California local governments to increase or impose general taxes, special assessments, and many fees by requiring voter approval of such items. General taxes and many assessments and fees that were passed without public approval after 1994 and before November 6, 1996 must now be approved by voters by either July 1, 1997 or November 6, 1998 to continue in effect.

         Appropriations Limit. Local governmental entities are also subject to annual appropriations limits. If a local government's revenues in any year exceed the amount permitted to be spent, the excess must be returned to the public through a revision of tax rates or fee schedules over the following two years.

         Conclusion. The effect of these constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds are generally less affected). There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy. The California Municipal Bond Funds' concentration in California Municipal Securities provides a greater level of risk than a fund that is diversified across numerous states and municipal entities.

                                ADDITIONAL ISSUES

         Mortgages and Deeds of Trust. The California Municipal Bond Funds may invest in issues which are secured in whole or in part by mortgages or deeds of trust on real property. California law limits the remedies of a creditor secured by a mortgage or deed of trust, which may result in delays in the flow of revenues to an issuer.

         Lease Financings. Some local governments and districts finance certain activities through lease arrangements. It is uncertain whether such lease financings are debt that require voter approval.

         Seismic Risk. It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck Los Angeles, causing significant damage to structures and facilities in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy.

                             CERTIFICATES OF DEPOSIT
                            AND BANKER'S ACCEPTANCES

         Certificates of deposit are certificates issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Bankers' acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Each Fund will invest only in certificates of deposit and bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

                                COMMERCIAL PAPER


         Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The Funds will only invest in commercial paper that at the time of purchase is rated Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, "Duff 2" or higher by Duff & Phelps Credit Rating Co. ("Duff"), or "F2" or higher by Fitch or if unrated by Moody's, S&P, Duff or Fitch, is determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be at least equal in quality to one or more of the above ratings.

                              REPURCHASE AGREEMENTS

         Repurchase agreements are instruments under which a buyer acquires ownership of a security from a seller that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the buyer's holding period. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a Fund's loan of money to the seller, collateralized by the underlying security. The interest rate is effective for the period of time in which the Funds are invested in the agreement and is not related to the coupon rate on the underlying security. Any repurchase agreements a Fund enters into will involve the Fund as the buyer and banks or broker-dealers as sellers (repurchase agreements with broker-dealers will be limited to obligations of the U.S. Government or its agencies or instrumentalities). The period of these repurchase agreements will be usually short--from overnight to one week--and at no time will the Funds invest in repurchase agreements for more than one year. However, securities subject to repurchase agreements may have maturity dates in excess of one year from the effective date of the repurchase agreements. The transaction requires the initial collateralization of the seller's obligation with securities having a market value, including accrued interest, equal to at least 102% of the dollar amount the Funds invest with the value marked-to-market daily to maintain 100% coverage. A default by the seller might cause the Funds to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Funds might also incur disposition costs in liquidating the collateral. The Funds will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian bank. The Funds may not enter into a repurchase agreement of more than seven days duration if, as a result, the market value of the Funds' net assets, together with investments in other securities deemed to be not readily marketable, would be invested in excess of the Funds' policy on investments in illiquid securities.

         In the event of a bankruptcy or other default of a repurchase agreement's seller, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. Each Fund will not invest more than 10% of its net assets at the time of purchase in repurchase agreements maturing in more than seven days and other illiquid securities.

                               PORTFOLIO MATURITY

         From time to time, the California Municipal Bond Funds, the Municipal Bond Funds and the Government Bond Funds may compare their average portfolio maturities with the average portfolio maturities of other mutual funds having similar investment objectives.

                          PORTFOLIO SECURITIES LENDING

         Loans of portfolio securities made by any Fund will be fully collateralized and will be marked to market daily.

                         FUTURES AND OPTIONS CONTRACTS,
                         EQUITY INDEX PARTICIPATIONS AND
                          INDEX PARTICIPATION CONTRACTS

         The Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Fund (the "Government Bond Funds") and the Schwab 1000 Fund(R) (for purposes of this sub-section only, each a "Fund" and, together, the "Funds") may buy and sell futures contracts on securities and any index comprised of securities in which the Funds may invest, option contracts on securities, indexes and futures contracts, equity index participations, and index participation contracts.

         In a securities futures contract, one party agrees to make, and the other agrees to take, delivery of a specific amount of a specific security at a specified time and price. Under a securities index futures contract, the parties agree to make or take delivery of an amount of cash equal to a specific dollar amount times the difference between the value of an agreed-upon securities index at the end of the contract period and its value at the time the agreement was originally made. Futures contracts are commonly "closed out" prior to the end of the contract period by entering into an offsetting transaction in a corresponding futures contract.

         Options on indexes are similar to options on securities except that, rather than representing the right to take or make delivery of a security at a specified exercise price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is "in the money." This amount of cash is equal to the difference between the closing level of the index and the exercise price of the option, expressed in dollars times a specified multiple. Unlike securities options, all settlements are in cash, and gain or loss depends on price movements in the group of securities comprising the index rather than price movements of individual securities.

         Index participations and index participation contracts provide the equivalent of a position in the securities comprising an index, with each security's representation equaling its index weighting. Moreover, their holders are entitled to payments equal to the dividends paid by the underlying index securities. Generally, the value of an index participation or index participation contract will rise and fall along with the value of the related index. A Fund will invest in equity index participations and index participation contracts only if a liquid market for them appears to exist. The Schwab 1000(R) Fund may not invest more than 5% of its total assets in equity index participations.

         When buying or selling futures contracts, a Fund must deposit an amount of cash, cash equivalents or liquid, high quality debt instruments with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract, which will be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as "variation margin," will be made at least daily as the price of the futures contract fluctuates, and the Fund's position in the contract becomes more or less valuable. This process is known as "marking-to-market."

         Regulations of the Commodities Futures Trading Commission ("CFTC") applicable to the Funds generally require that all of their futures transactions constitute "bona fide" hedging transactions. As a result, a Fund will normally sell futures contracts to protect against a decrease in the price of securities it owns but intends to sell or purchase futures contracts to protect against an increase in the price of securities it intends to purchase. In addition, the Funds may purchase and sell futures contracts and options as a substitute for a comparable market position in the underlying securities. Futures transactions need not constitute "bona fide" hedging under CFTC regulations if the aggregate initial margin and premiums required to establish such positions do not exceed 5% of each Fund's net assets.

         Risks Involved in Futures and Options Transactions. Futures and options transactions involve risks, which in some strategies can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures and options trading. However, to the extent the Funds' futures and options practices are limited to hedging purposes, the Investment Manager does not believe that the Funds are subject to the degree of risk frequently associated with futures and options transactions. To the extent the Funds engage in the use of futures and options on futures other than for hedging purposes, the Funds may be subject to additional risk.

         Three principal areas of risk are present when futures and options contracts are used even in a hedging context. First, there may not always be a liquid secondary market for a futures or option contract at the time when a Fund seeks to "close out" its position. If a Fund is unable to "close out" a futures or option position, and prices move adversely, the Fund would have to continue to make daily cash payments to maintain its required margin, and if the Fund has insufficient cash to meet this requirement, it may have to sell portfolio securities at a disadvantageous time. In addition, the Fund might be required to deliver the securities underlying futures or options contracts it holds. Each Fund will seek to reduce the risk that it will be unable to "close out" contracts by entering into only futures or options contracts that are traded on national exchanges and for which there appears to be a liquid secondary market.

It is also possible that changes in the prices of futures or options contracts might correlate imperfectly, or not at all, with changes in the market values of the securities being hedged. This situation could result from price distortions in the futures or options markets due to, among other things, active trading by speculators and use of offsetting "closing" transactions by other investors seeking to avoid meeting additional margin deposit requirements. In the event of significant market distortions, it is possible that a Fund could lose money on futures or options contracts and experience appreciation in the value of its portfolio securities, or vice versa. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of a Fund's underlying securities.

         Finally, adverse market movements could cause a Fund to lose up to its full investment in an options contract and/or to experience substantial losses on an investment in a futures contract. However, barring such significant market distortions, a similar result could be expected were the Fund to invest directly in the securities being hedged. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option.

         The extent to which each Fund may purchase and sell futures, options, equity index participations and index participation contracts may be limited by each Fund's intention to meet the Internal Revenue Code of 1986, as amended (the "Code"), requirements for qualification as a regulated investment company. See "Taxes - Federal Income Tax."

                             INVESTMENT RESTRICTIONS

         Except as otherwise noted, the restrictions below are fundamental and cannot be changed without approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund to which they apply. A Fund may not:

         1) As to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, except that, with respect to the Schwab California Long-Term Tax-Free Bond Fund, provided that no more than 25% of the Fund's total assets would be invested in the securities of a single issuer, up to 50% of the Fund's total assets may be invested without regard to this 5% limitation; and, provided further, that, with respect to the Municipal Bond Funds and the Schwab California Short/Intermediate Tax-Free Bond Fund and as a matter of non-fundamental policy that may be changed by the Board of Trustees, so long as no more than 25% of the Fund's total assets would be invested in the securities of a single issuer, up to 50% of the Fund's total assets may be invested without regard to the 5% limitation set forth above.

         2) Purchase securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry (except, with respect to the Schwab 1000 Fund(R), to the extent that the Schwab 1000 Index(R) is also so concentrated). Securities issued by governments or political subdivisions or authorities of governments are not considered to be securities subject to this industry concentration restriction.

         3) Invest more than 10% of the total value of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

         4) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or the Investment Manager individually own beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

         5) Purchase or sell commodities or real estate, including interests in real estate limited partnerships, provided that each Fund may (i) purchase securities of companies that deal in real estate or interests therein, and (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts.

         6) Invest for the purpose of exercising control or management of another issuer.

         7) Purchase securities of other investment companies, except as permitted by the 1940 Act.

         8) Lend money to any person, except that each Fund may (i) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are publicly distributed or customarily purchased by institutional investors, and (ii) lend its portfolio securities.

         9) Borrow money except from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that the Fund will not purchase securities while borrowings represent more than 5% of its total assets.

         10) Pledge, mortgage or hypothecate any of its assets except that to secure allowable borrowings, each Fund may do so with respect to no more than one-third of the value of its total assets (10% of net assets with respect to the Municipal Bond Funds and the California Municipal Bond Funds).

         11) Underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

         12) Issue senior securities, except to the extent permitted by the 1940 Act or the rules or regulations thereunder.

         With respect to the fundamental restriction regarding illiquid securities, a Fund will not calculate its 10% of total assets limit so that it may invest more than 15% of net assets in illiquid securities.

         In order to permit the sale of shares of each Fund in certain jurisdictions, each Fund may make commitments more restrictive than the fundamental operating restrictions described above. Should it do so and later determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment(s) by terminating sales of its shares in the jurisdiction(s) involved.

         The following restrictions are non-fundamental and may be changed by the Trust's Board of Trustees. Each of the Funds may not:

         1) Purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities.

         2) Invest more than 5% of its total assets in securities of issuers (other than obligations of, or guaranteed by the U.S. Government, its agencies or instrumentalities) that with their predecessors have a record of less than three years continuous operation.

         3) Purchase securities that would cause more than 5% of its net assets to be invested in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid under procedures adopted by the Trust's Board of Trustees based upon the trading markets for the securities.

         4) Invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 40% of this 5% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, provided, however, that for purposes of this restriction, warrants acquired by a Fund in units or attached to other securities are deemed to be without value.

         5) Purchase puts, calls, straddles, spreads or any combination thereof if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the Fund's total assets.

         6) Make short sales, except for short sales against the box.

         7) Purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

         8) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         9) Purchase securities the income of which is subject to the Federal Alternative Minimum Tax (AMT) if, by reason of such purchase, the total income earned by such securities would exceed 20% of all income earned by the Fund.


The Schwab Long-Term Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund each may be invested in long-term bonds, and in obligations of any maturity, although their dollar weighted maturities under normal market conditions will be 10 years or longer.

                             MANAGEMENT OF THE TRUST

         OFFICERS AND TRUSTEES. The Officers and Trustees of the Trust, their principal occupations over the past five years and their affiliations, if any, with The Charles Schwab Corporation, Schwab and the Investment Manager, are as follows:

                                         POSITION WITH
NAME/DATE OF BIRTH                       THE TRUST                    PRINCIPAL OCCUPATION
------------------                       ---------                    --------------------
CHARLES R. SCHWAB*                       Chairman and Trustee         Chairman, Chief Executive Officer and
July 29, 1937                                                         Director, The Charles Schwab
                                                                      Corporation; Chairman and Director,
                                                                      Charles Schwab & Co., Inc. and Charles
                                                                      Schwab Investment Management, Inc.;
                                                                      Chairman and Director, The Charles
                                                                      Schwab Trust Company; Chairman and
                                                                      Director (current board positions), and
                                                                      Chairman (officer position) until
                                                                      December 1995, Mayer & Schweitzer, Inc.
                                                                      (a securities brokerage subsidiary of
                                                                      The Charles Schwab Corporation);
                                                                      Director, The Gap, Inc. (a clothing
                                                                      retailer), Transamerica Corporation (a
                                                                      financial services organization),
                                                                      AirTouch Communications (a
                                                                      telecommunications company) and Siebel
                                                                      Systems (a software company).

TIMOTHY F. McCARTHY**                    President and Trustee        Executive Vice President and President -
September 19, 1951                                                    Financial Products and International
                                                                      Group, Charles Schwab & Co., Inc.;
                                                                      Executive Vice President - President,
                                                                      Financial Products and International
                                                                      Group, the Charles Schwab Corporation;
                                                                      Chief Executive Officer, Charles Schwab
                                                                      Investment Management, Inc.; Vice
                                                                      Chairman and Chief Operating Officer,
                                                                      Charles Schwab Limited; Director, Mayer
                                                                      & Schweitzer. From 1994 to 1995, Mr.
                                                                      McCarthy was Chief Executive Officer,
                                                                      Jardine Fleming Unit Trusts Ltd.;
                                                                      Executive Director, Jardine Fleming
                                                                      Holdings Ltd., Chairman, Jardine Fleming
                                                                      Taiwant Securities Ltd., and Director of
                                                                      JF India and Fleming Flagship, Europe.
                                                                      Prior to 1994, he was President of
                                                                      Fidelity Investments Advisor Group, a
                                                                      division of Fidelity Investments in
                                                                      Boston.

 * Mr. Schwab is an "interested person" of the Trust.


** Mr. McCarthy is an "interested person" of the Trust.

DONALD F. DORWARD                        Trustee                      President and Chief Executive Officer, Dorward
September 23, 1931                                                    & Associates (advertising and
                                                                      marketing/consulting).


ROBERT G. HOLMES                         Trustee                      Chairman, Chief Executive Officer and
May 15, 1931                                                          Director, Semloh Financial, Inc. Semloh
                                                                      Financial is an international financial
                                                                      services and investment advisory firm.

DONALD R. STEPHENS                       Trustee                      Managing Partner, D.R. Stephens & Co.
June 28, 1938                                                         (investment banking). Prior to 1995, Mr.
                                                                      Stephens was Chairman and Chief
                                                                      Executive Officer of North American
                                                                      Trust (a real estate investment trust).
                                                                      Prior to 1992, Mr. Stephens was Chairman
                                                                      and Chief Executive Officer of the Bank
                                                                      of San Francisco.

MICHAEL W. WILSEY                        Trustee                      Chairman, Chief Executive Officer and
August 18, 1943                                                       Director, Wilsey Bennett, Inc. (truck and air
                                                                      transportation, real estate investment and
                                                                      management, and investments).

TAI-CHIN TUNG                            Treasurer and                Vice President - Finance, Charles Schwab &
March 7, 1951                            Principal                    Co., Inc.; Controller, Charles Schwab
                                         Financial Officer            Investment Management, Inc.  From 1994 to
                                                                      1996, Ms. Tung was Controller for Robertson
                                                                      Stephens Investment Management, Inc.  From
                                                                      1993 to 1994, she was Vice President of Fund
                                                                      Accounting, Capital Research and Management
                                                                      Co.  Prior to 1993, Ms. Tung was Senior Vice
                                                                      President of the Sierra Funds and Chief
                                                                      Operating Officer of Great Western Financial
                                                                      Securities.

WILLIAM J. KLIPP*                        Executive Vice               Executive Vice President, SchwabFunds(R),
December 9, 1955                         President, Chief             Charles Schwab & Co., Inc.; President and
                                         Operating Officer and        Chief Operating Officer, Charles Schwab
                                         Trustee                      Investment Management, Inc. Prior to 1993,
                                                                      Mr. Klipp was Treasurer of Charles Schwab &
                                                                      Co., Inc. and Mayer & Schweitzer, Inc.

* Mr. Klipp is an "interested person" of the Trust.

STEPHEN B. WARD                          Senior Vice President        Senior Vice President and Chief Investment
April 5, 1955                            and Chief Investment         Officer, Charles Schwab Investment
                                         Officer                      Management, Inc.

FRANCES COLE                             Secretary                    Vice President, Chief Counsel, Chief
September 9, 1955                                                     Compliance Officer and Assistant Corporate
                                                                      Secretary, Charles Schwab Investment
                                                                      Management, Inc.

DAVID H. LUI                             Assistant Secretary          Vice President and Senior Counsel, Charles
October 14, 1960                                                      Schwab Investment Management, Inc.  From
                                                                      1991 to 1992, he was Assistant Secretary for the
                                                                      Franklin Group of Mutual Funds and Assistant
                                                                      Corporate Counsel for Franklin Resources, Inc.

CHRISTINA M. PERRINO                     Assistant Secretary          Vice President and Senior Counsel, Charles
June 16, 1961                                                         Schwab Investment Management, Inc.  Prior to
                                                                      1994, she was Counsel and Assistant Secretary
                                                                      for North American Security Life Insurance
                                                                      Company and Secretary for North American
                                                                      Funds.

KAREN L. SEAMAN                          Assistant Secretary          Corporate Counsel, Charles Schwab Investment
February 27, 1968                                                     Management, Inc.  From October 1994 to July
                                                                      1996, she was an Attorney for Franklin
                                                                      Resources, Inc.  Prior to 1994, Ms. Seaman was
                                                                      an Attorney for The Benham Group.

         Each of the above-referenced Officers and/or Trustees also serves in the same capacity as described for the Trust for The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

                               COMPENSATION TABLE 1

                                                       Pension or
                                                       Retirement
                                                       Benefits Accrued         Estimated Annual
                                                       as Part of Fund          Benefits upon           Total
Name of Person,               Aggregate                Expenses from            Retirement from         Compensation
Position                      Compensation             the Fund                 the Fund                from the Fund
                              from the Trust           Complex 2                Complex 2               Complex 2
                              --------------           ----------------         ----------------        -------------
Charles R. Schwab,                      0                       N/A                      N/A                      0
Chairman and
Trustee

Timothy F. McCarthy,                    0                       N/A                      N/A                      0
President and Trustee

William J. Klipp,                       0                       N/A                      N/A                      0
Executive Vice
President, Chief
Operating Officer and
Trustee

Donald F. Dorward,                    16,150                    N/A                      N/A                    81,100
Trustee

Robert G. Holmes,                     16,150                    N/A                      N/A                    81,100
Trustee

Donald R. Stephens,                   16,150                    N/A                      N/A                    81,100
Trustee

Michael W. Wilsey,                    16,150                    N/A                      N/A                    81,100
Trustee


1. Figures are for the Trust's fiscal year ended August 31, 1996.
2. "Fund Complex" comprises all 24 funds of the Trust, The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios.

                       TRUSTEE DEFERRED COMPENSATION PLAN

         Pursuant to exemptive relief received by the Trust from the Securities and Exchange Commission (the "SEC"), the Trust may enter into deferred fee arrangements (the "Fee Deferral Plan" or the "Plan") with the Trust's Trustees who are not "interested persons" of any of the Funds of the Trust (the "Independent Trustees" or the "Trustees").

         As of the date of this Statement of Additional Information, none of the Independent Trustees has elected to participate in the Fee Deferral Plan. In the event an Independent Trustee does elect to participate in the Plan, the Plan would operate as described below.

         Under the Plan, deferred Trustee's fees will be credited to a book reserve account established by the Trust (the "Deferred Fee Account") as of the date such fees would have been paid to such Trustee. The value of the Deferred Fee Account as of any date will be equal to the value the Account would have had as of that date if the amounts credited to the Account had been invested and reinvested in the securities of the SchwabFund or SchwabFunds(R) selected by the participating Trustee (the "Selected SchwabFund Securities"). SchwabFunds include the series or classes of beneficial interest of the Trust, The Charles Schwab Family of Funds and Schwab Capital Trust.

         Pursuant to the exemptive relief granted to the Trust, each Fund will purchase and maintain the Selected SchwabFund Securities in an amount equal to the deemed investments in that Fund of the Deferred Fee Accounts of the Independent Trustees. The exemptive relief granted to the Trust permits the Funds and the Trustees to purchase the Selected SchwabFund Securities, which transactions would otherwise be limited or prohibited by the investment policies and/or restrictions of the Funds. See "Investment Restrictions."

                               INVESTMENT MANAGER

         The Investment Manager, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the Funds' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (the "Advisory Agreement") between it and the Trust. The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and currently provides investment management services to the SchwabFunds Family(R), a family of 26 mutual funds with over $48 billion in assets as of April 21, 1997. The Investment Manager is an affiliate of: Schwab; the Trust's distributor; the shareholder services agent; and the transfer agent. The Advisory Agreement will continue in effect until February 23, 1997 with respect to each of the Funds, and thereafter will continue for one year terms subject to annual approval by: (1) the Trust's Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund. In either event, the continuance must also be approved by a majority of the Trust's Board of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of a Fund, and will terminate automatically upon assignment.

         For its advisory and administrative services to the Schwab 1000 Fund(R), the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.30% of the Fund's average daily net assets not in excess of $500 million, and 0.22% of assets over $500 million. For its advisory and administrative services to the Government Bond Funds, the Municipal Bond Funds and the California Municipal Bond Funds, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.41% of each Fund's average daily net assets.

         The Investment Manager and Schwab have guaranteed that, through at least December 31, 1997, the total fund operating expenses for the Schwab Long-Term Tax-Free Bond Fund, the Schwab Short/Intermediate Tax-Free Bond Fund, the Schwab California Long-Term Tax-Free Bond Fund and the Schwab California Short/Intermediate Tax-Free Bond Fund will not exceed 0.49% of each Fund's average daily net assets. The Investment Manager and Schwab also have guaranteed (these guarantees may be discontinued at any time) that the total fund operating expenses will not exceed 0.30% and 0.49% of the average daily net assets for the Schwab Long-Term Government Bond Fund and the Schwab Short/Intermediate Government Bond Fund, respectively.

         The Investment Manager and Schwab have guaranteed that through at least February 29, 2000, the total fund operating expenses for the Investor Shares and Select Shares of the Schwab 1000 Fund(R) will not exceed 0.46% and 0.35%, respectively, of the Fund's average daily net assets.

         Schwab 1000 Fund. For the fiscal years ended August 31, 1994, 1995 and 1996, the investment advisory fees incurred by the Schwab 1000 Fund were $1,554,672 (no fees were reduced), $1,640,000 (fees were reduced by $137,000) and $2,485,000 (fees were reduced by $648,000), respectively.

         The Government Bond Funds. For the fiscal years ended August 31, 1994, 1995 and 1996, the investment advisory fees incurred by the Schwab Long-Term Government Bond Fund were $0 (fees were reduced by $18,943), $0 (fees were reduced by $40,554) and $0 (fees were reduced by $68,000), respectively.

         For the fiscal years ended August 31, 1994, 1995 and 1996, the investment advisory fees incurred by the Schwab Short/Intermediate Government Bond Fund were $629,913 (fees were reduced by $363,412), $439,000 (fees were reduced by $232,000) and $453,000 (fees were reduced by $149,000), respectively.

         The Municipal Bond Funds. For the fiscal years ended August 31, 1994, 1995 and 1996, the investment advisory fees incurred by the Schwab Long-Term Tax-Free Bond Fund were $78,581 (fees were reduced by $116,810), $89,000 (fees were reduced by $80,000) and $102,000 (fees were reduced by $75,000), respectively.

         For the fiscal years ended August 31, 1994, 1995 and 1996, the investment advisory fees incurred by the Schwab Short/Intermediate Tax-Free Bond Fund were $91,945 (fees were reduced by $182,991), $97,000 (fees were reduced by $130,000) and $131,000 (fees were reduced by $85,000), respectively.

         The California Municipal Bond Funds. For the fiscal years ended August 31, 1994, 1995 and 1996, the investment advisory fees incurred by the Schwab California Long-Term Tax-Free Bond Fund were $315,733 (fees were reduced by $182,153), $245,000 (fees were reduced by $130,000) and $297,000 (fees were reduced by $104,000), respectively.

         For the fiscal years ended August 31, 1994, 1995 and 1996, the investment advisory fees incurred by the Schwab California Short/Intermediate Tax-Free Bond Fund were $75,136 (fees were reduced by $139,229), $77,000 (fees were reduced by $94,000) and $118,000 (fees were reduced by $57,000), respectively.

         From time to time, each Fund may compare its total operating expense ratio to the total operating expense ratio of other mutual funds or mutual fund averages with similar investment objectives as reported by Lipper Analytical Service, Inc., Morningstar, Inc. or other independent sources of such information ("independent sources").

                                   SUB-ADVISER

         Prior to June 1, 1995, Dimensional Fund Advisors Inc. ("Dimensional") served as the sub-adviser to the Schwab 1000 Fund(R). As of June 1, 1995, the Investment Manager became responsible for providing all investment advisory services to the Schwab 1000 Fund.

         Under the sub-advisory agreement then in effect between Dimensional and the Investment Manager and pursuant to Dimensional's expense reduction agreement, the Investment Manger paid Dimensional: $504,966 for the fiscal year ended August 31, 1994 and $436,034 for the fiscal year ended August 31, 1995.

                                   DISTRIBUTOR

         Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the Trust and is the Trust's agent for the purpose of the continuous offering of the Funds' shares. Each Fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the Distribution Agreement. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with respect to the Advisory Agreement.

                          CUSTODIAN AND FUND ACCOUNTANT

         PNC Bank, National Association, at the Airport Business Center, 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113, serves as Custodian for the Trust.

         PFPC, Inc., at 103 Bellevue Parkway Wilmington, Delaware 19809, serves as Fund Accountant for the Trust.

                             ACCOUNTANTS AND REPORTS
                                 TO SHAREHOLDERS

         The Trust's independent accountants, Price Waterhouse LLP, audit and report on the annual financial statements of each series of the Trust and review certain regulatory reports and each Fund's federal income tax return. Price Waterhouse LLP also performs other professional accounting, auditing, tax and advisory services when the Trust engages it to do so. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of Price Waterhouse LLP is 555 California Street, San Francisco, California 94104.

                                  LEGAL COUNSEL

         Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, D.C. 20005, is counsel to the Trust.

                       PORTFOLIO TRANSACTIONS AND TURNOVER

                             PORTFOLIO TRANSACTIONS

         In effecting securities transactions for the Schwab 1000 Fund, the Investment Manager seeks to obtain best price and execution. Subject to the supervision of the Board of Trustees, the Investment Manager will generally select brokers and dealers for all of the Funds primarily on the basis of the quality and reliability of brokerage services, including execution capability and financial responsibility. In assessing these criteria, the Investment Manager will, among other things, monitor the performance of brokers effecting transactions for the Funds to determine the effect, if any, the Funds' transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the Schwab 1000 Fund's(R) investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The Schwab 1000 Fund will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.

         In an attempt to obtain best execution for the Schwab 1000 Fund, the Investment Manager may also place orders for NASDAQ/NMS stocks directly with market makers or with third market brokers, Instinet or brokers on an agency basis. Placing orders with third market brokers or through Instinet may enable the Schwab 1000 Fund to trade directly with other institutional holders on a net basis. At times, this may allow the Fund to trade larger blocks than would be possible trading through a single market maker.

         When the execution and price offered by two or more broker-dealers are comparable, the Investment Manager may, in its discretion, in agency transactions (and not principal transactions) utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources may also be used by the Investment Manager when providing advisory services to other investment advisory clients, including mutual funds.

         In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the Schwab 1000 Fund on securities exchanges, the Investment Manager will consider (if relevant) whether the compensation to be paid Schwab or any other affiliated broker-dealer will be (i) fair and reasonable, (ii) at least as favorable to the Fund as commissions that would be charged by other qualified brokers having comparable execution capabilities and (iii) at least as favorable as commissions contemporaneously charged by Schwab or any other affiliated broker-dealer on comparable transactions for its most favored unaffiliated customers. The Fund does not consider it practicable or in the best interests of its shareholders to solicit competitive bids for commission rates on each transaction. However, the Board of Trustees, including a majority of the Trustees who are not "interested persons" of Schwab or any other affiliated broker-dealer within the meaning of the 1940 Act, (i) has prescribed procedures designed to provide that the Fund does not pay commissions that do not meet the standards described above, (ii) reviews those procedures annually to determine whether they remain adequate and
(iii) considers quarterly whether or not the commissions charged by Schwab or any other affiliated broker-dealer have met the standards.

         Brokerage services Schwab provides to the Schwab 1000 Fund are also subject to Rule 11a2-2(T) under the Securities Exchange Act of 1934, as amended. Rule 11a2-2(T) permits the Fund to use Schwab as a broker provided certain conditions are met. Among these requirements are that members of the exchange not associated with Schwab perform the floor brokerage element of portfolio transactions (that is, execution on the exchange floor or through use of exchange facilities), that the orders to such members be transmitted from off the exchange floor and that neither Schwab nor an associated person of Schwab participates in the execution of the transaction after the order has been so transmitted. In connection with transactions in which Schwab acts as broker for the Schwab 1000 Fund, Schwab, while not permitted to perform floor brokerage (which is undertaken by members Schwab selects who are not associated with that firm), still continues to bear principal responsibility for determining important elements of overall execution such as timing and order size, and also clears and settles such transactions. Schwab pays the fees charged by those persons performing the described floor brokerage elements. Schwab will not trade directly with the Funds in any transactions in which Schwab or an affiliate acts as principal.

         Brokerage Commissions. For the fiscal years ended August 31, 1994, 1995 and 1996, the Schwab 1000 Fund(R) paid brokerage commissions of $50,000, $118,000 and $408,000. Of the brokerage commissions paid in 1996, $1,000 (0.25% of the total amount) was paid to Schwab, an affiliated person of the Fund; 0.54% of the transactions involving the payment of a brokerage commission in 1996 were effected through Schwab. The Government Bond Funds, Municipal Bond Funds and California Municipal Bond Funds paid no brokerage commissions for each such Fund's last three fiscal years, respectively.

                               PORTFOLIO TURNOVER

         For reporting purposes, each Fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the Fund owned during the fiscal year. When the Fund makes the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded. A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

         From time to time, each Fund may compare its portfolio turnover rate with that of other mutual funds as reported by independent sources.

         Schwab 1000 Fund(R). The Schwab 1000 Fund's portfolio turnover rates were 2% for each of the fiscal years ended August 31, 1995 and 1996.

         The Government Bond Funds. The portfolio turnover rates for the Schwab Long-Term Government Bond Fund for the fiscal years ended August 31, 1995 and 1996 were 240% and 66%, respectively. The portfolio turnover rates for the Schwab Short/Intermediate Government Bond Fund for the fiscal years ended August 31, 1995 and 1996 were 203% and 80%, respectively.

         The Municipal Bond Funds. The portfolio turnover rates for the Schwab Long-Term Tax-Free Bond for the fiscal years ended August 31, 1995 and 1996 were 70% and 50%, respectively. The portfolio turnover rates for the Schwab Short/Intermediate Tax-Free Bond Fund for the fiscal years ended August 31, 1995 and 1996 were 35% and 44%, respectively.

         The California Municipal Bond Funds. The portfolio turnover rates for the Schwab California Long-Term Tax-Free Bond Fund for the fiscal years ended August 31, 1995 and 1996 were 46% and 36%, respectively. The portfolio turnover rates for the Schwab California Short/Intermediate Tax-Free Bond Fund for the fiscal years ended August 31, 1995 and 1996 were 62% and 20%, respectively.

                                      TAXES

                               FEDERAL INCOME TAX

         It is each Fund's policy to qualify for taxation as a "regulated investment company" by meeting the requirements of Subchapter M of the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject.

         In order to qualify as a regulated investment company, each of the Funds must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies; (2) derive less than 30% of its gross income from gains from the sale or other disposition of certain assets (including stocks and securities) held for less than three months; and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of any other regulated investment company) or of two or more issuers that the Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. These requirements may restrict the degree to which a Fund may engage in short-term trading and certain hedging transactions and may limit the range of a Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes to shareholders, provided that the Fund meets certain minimum distribution requirements. To comply with these requirements, a Fund must distribute at least (a) 90% of its "investment company taxable income" (as that term is defined in the Code) and (b) 90% of the excess of its (i) tax-exempt interest income over (ii) certain deductions attributable to that income (with certain exceptions), for its taxable year. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.

         The Code imposes a non-deductible excise tax on regulated investment companies that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If the distributions during a calendar year are less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

         Any dividends declared by the Funds in October, November or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year declared. A Fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

         A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

         A Fund's transactions in futures contracts and options and certain other investment and hedging activities are subject to special tax rules. In a given case, these rules may accelerate income to a Fund, defer its losses, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Income earned as a result of these transactions would, in general, not be eligible for the corporate dividends received deduction when distributed to corporate shareholders. The Funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Funds and their shareholders.

         The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the Funds are generally not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by a Fund may also be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the federal income tax treatment.

                      SCHWAB LONG-TERM TAX-FREE BOND FUND,
                     SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND
                     FUND, SCHWAB CALIFORNIA LONG-TERM TAX-
                      FREE BOND FUND AND SCHWAB CALIFORNIA
                      SHORT/INTERMEDIATE TAX-FREE BOND FUND

         The Code permits a regulated investment company that invests at least 50% of its assets at the close of each quarter in Municipal Securities to pass through to its investors, on a tax-exempt basis, net Municipal Securities interest income. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Schwab Long-Term Tax-Free Bond Fund, Schwab Short/Intermediate Tax-Free Bond Fund, Schwab California Long-Term Tax-Free Bond Fund, and Schwab California Short/Intermediate Tax-Free Bond Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of such Fund's taxable year, but not to exceed in the aggregate the net Municipal Securities interest income received by each such Fund during the taxable year. The percentage of the total dividends paid during any taxable year that is designated as exempt-interest dividends will be uniform throughout such year for all shareholders receiving dividends from each Fund during such year, and may differ from the percentage of exempt income actually received by a Fund during the period for which the Shares were held. If for any taxable year the Schwab Long-Term Tax-Free Bond Fund, Schwab Short/Intermediate Tax-Free Bond Fund, Schwab California Long-Term Tax-Free Bond Fund, or

Schwab California Short/Intermediate Tax-Free Bond Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders) when distributed, and Municipal Securities interest income, although not taxed to the Funds, would be taxable to shareholders. To the extent dividends paid to shareholders are derived from taxable interest or short-term or long-term capital gains, such dividends will be subject to federal income tax whether such dividends are paid in the form of cash or additional shares.

         A shareholder should consult his or her own tax adviser with respect to whether exempt-interest dividends would be excludable from gross income if the shareholder were treated as a "substantial user" of facilities financed by an obligation held by either Fund or a "related person" to such user under the Code. Any loss on the sale or exchange of any share held for six months or less will be disallowed to the extent of the amount of the exempt-interest dividend received with respect to such share. The U.S. Treasury Department is authorized to issue regulations reducing the period to not less than 31 days for certain regulated investment companies. No such regulations have been issued as of the date of this Statement of Additional Information.

         All or part of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of that Fund's total distributions (excluding distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of the shares.

         The discussion of federal income taxation presented above summarizes only some of the important federal tax considerations generally affecting purchasers of Fund shares. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund and its shareholders, and the discussion is not intended as a substitute for careful tax planning. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in a Fund.

                            STATE OF CALIFORNIA TAXES

         With respect to each California Municipal Bond Fund, if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of obligations the interest on which is exempt from California personal income taxation under the Constitution or laws of California or of the United States ("California Exempt Obligations"), then the Fund will be qualified to pay dividends exempt from State of California personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). The California Municipal Bond Funds intend to qualify under the above requirement so that they can pay California exempt-interest dividends. If a California Municipal Bond Fund fails to so qualify, none of its dividends will be exempt from State of California personal income tax.

         Not later than 60 days after the close of its taxable year, each California Municipal Bond Fund will notify each shareholder of the portion of the dividends paid by it to the shareholder with respect to such taxable year which is exempt from State of California personal income tax. The total amount of California exempt-interest dividends paid by a California Municipal Bond Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on California Exempt Obligations, less any expenses or expenditures (including any expenditures attributable to the acquisition of additional securities for the California Municipal Bond Funds) that are deemed to have been paid from such interest. Dividends paid by the California Municipal Bond Funds in excess of this limitation will be subject to State of California personal income tax. For purposes of this limitation, expenses or other expenditures paid during any year generally will be deemed to have been paid with funds attributable to interest received by the Fund from California Exempt Obligations for such year in the same ratio as such interest from California Exempt Obligations for such year bears to the total gross income earned by the Fund for the year. The effect of this accounting convention is that amounts of interest from California Exempt Obligations received by the California Municipal Bond Funds that would otherwise be available for distribution as California exempt-interest dividends will be reduced by the expenses and expenditures deemed to have been paid from such amounts.

         To the extent, if any, dividends paid to shareholders are derived from long-term and short-term capital gains, such dividends will not constitute California exempt-interest dividends. Rules similar to those regarding the treatment of such dividends for federal income tax purposes are also applicable for State of California personal income tax purposes. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of a California Municipal Bond Fund is not deductible for State of California personal income tax purposes if the Fund distributes California exempt-interest dividends to the shareholder during his or her taxable year.

         The foregoing is a summary of only some of the important State of California personal income tax considerations generally affecting the California Municipal Bond Funds and their shareholders. No attempt is made to present a detailed explanation of the State of California personal income tax treatment of the California Municipal Bond Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portions of the California Municipal Bond Funds' dividends constituting California exempt-interest dividends are excludable from income for State of California personal income tax purposes only. Any dividends paid to shareholders of the California Municipal Bond Funds subject to State of California franchise or corporate income tax will be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends are exempt from State of California personal income tax. Accordingly, potential investors in the California Municipal Bond Funds, including, in particular, corporate investors that may be subject to California franchise or corporate income tax, should consult their tax advisers with respect to the application of such tax to the receipt of the California Municipal Bond Funds' dividends and as to their own State of California tax situation, in general.


                             SHARE PRICE CALCULATION

         Each Fund's net asset value per share is determined each day the New York Stock Exchange is open for trading as of 4:00 p.m., Eastern time. Currently, the New York Stock Exchange is closed on the following holidays: New Year's Day (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds value their portfolio securities daily based on their fair value. Securities traded on stock exchanges are valued at the last quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices.

         Investments in mutual funds are valued at their respective net asset values, as determined by those funds. Securities traded in the over-the-counter market are valued at the last sales price that day, or if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Foreign securities for which the closing values are not readily available are valued at fair value as determined in good faith pursuant to the Board of Trustees guidelines. Securities for which market quotations are not readily available (including restricted securities that are subject to limitations on their sale) are valued at fair value as determined in good faith pursuant to the Trust's Board of Trustees guidelines.

         Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value.

         From time to time, each Fund may report its net asset value per share over a specified period. Each Fund's net asset value, for the periods set forth, may be compared to net asset values for other mutual funds with similar investment objectives as reported by independent sources.

                             TOTAL RETURN AND YIELD

                            STANDARDIZED TOTAL RETURN

         Average annual total return for a period is determined by calculating the actual dollar amount of investment return on a $1,000 investment in a Fund made at the beginning of the period, then calculating the average annual compounded rate of return that would produce the same investment return on the $1,000 over the same period. In computing average annual total return, a Fund assumes the reinvestment of all distributions at net asset value on applicable reinvestment dates.


                                                                                        Average annual total return from
                                                Total return for the fiscal year        commencement of operations to
                                                ended August 31, 1996                   August 31, 1996
                                                ---------------------                   ---------------
Schwab 1000 Fund(R) - Investor Shares             17.27%                                     3.49%
Schwab 1000 Fund(R) - Select Shares                 N/A                                       N/A
Schwab Long-Term Government Bond                   2.29%                                     4.92%
Fund
Schwab Short/Intermediate Government               4.39%                                     5.48%
Bond Fund
Schwab Long-Term Tax-Free Bond Fund                4.87%                                     5.89%
Schwab Short/Intermediate Tax-Free                 3.32%                                     4.09%
Bond Fund
Schwab California Long-Term Tax-Free               6.43%                                     7.20%
Bond Fund
Schwab California Short/Intermediate               4.11%                                     4.19%
Tax-Free Bond Fund


                          NONSTANDARDIZED TOTAL RETURN

           Nonstandardized total return for a Fund differs from standardized total return in that it relates to periods other than the period for standardized total return and/or that it represents aggregate (rather than average) total return.

           In addition, an after-tax total return for the Schwab 1000 Fund(R) may be calculated by taking the Fund's standardized or nonstandardized total return and subtracting applicable federal taxes from the portion of the Fund's total return attributable to capital gains distributions and ordinary income. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

           In addition, the Schwab 1000 Fund may report the percentage of the Fund's standardized or non-standardized total return which would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of Fund shares. This proportion may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

           A Fund may also advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from inception to the date specified.

           The cumulative total return for the Schwab 1000 Fund from April 21, 1991 (commencement of operations) to August 31, 1996 and for the 5 year period ended August 31, 1996 is 98.61% and 87.37%, respectively.

                                      YIELD

         A Fund's yield refers to the net investment income generated by a hypothetical investment in the Fund over a specific 30 day period. This net investment income is then annualized, which means that the net investment income generated during the 30-day period is assumed to be generated in each 30-day period over an annual period, and is shown as a percentage of the investment.



Fund                                                                   30-day period ended August 31, 1996
----                                                                   ----------------------------------
Schwab Long-Term Government Bond Fund                                                      7.23%
Schwab Short/Intermediate Government Bond Fund                                             5.77%
Schwab Long-Term Tax-Free Bond Fund                                                        5.30%
Schwab Short/Intermediate Tax-Free Bond Fund                                               4.03%
Schwab California Long-Term Tax-Free Bond Fund                                             5.34%
Schwab California Short/Intermediate Tax-Free Bond Fund                                    4.20%



                                 EFFECTIVE YIELD

         A Fund's effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded monthly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect.

                            TAX EQUIVALENT YIELD AND
                         TAX EQUIVALENT EFFECTIVE YIELD

         The tax equivalent yield of the Municipal Bond Funds and the California Municipal Bond Funds is calculated by dividing that portion of the applicable fund's yield (computed as described above) that is tax-exempt by an amount equal to one minus the applicable effective tax rate, and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. For the Municipal Bond Funds, the maximum federal marginal rate of 39.6% is normally used; for the California Municipal Bond Funds, a combined rate of the maximum federal marginal rate of 39.6% and the California marginal rate of 9.3% is normally used.

         Tax equivalent effective yields are computed in the same manner as tax equivalent yields, except that effective yield is substituted for yield in the calculation. In calculating tax equivalent yields and effective yields the California Municipal Bond Funds generally assume an effective tax rate (combining the federal 39.6% rate and the California 9.3% rate, and assuming the taxpayer deducts California state taxes paid) of 45.22%. The effective tax rates used in determining such yields do not reflect the tax costs resulting from the full or partial loss of the benefits of personal exemptions, itemized deductions and California exemption credits that may result from the receipt of additional taxable income by single taxpayers or married taxpayers filing jointly with adjusted gross incomes exceeding certain levels, $121,000 ($60,000 for married filing separate returns) in 1997. Actual tax equivalent yields and tax equivalent effective yields may be higher for taxpayers subject to the loss of these benefits than the rates reported by the Funds.

                                                                  Taxable equivalent yield for
                                                                  30-day period
Fund                                                              ended August 31, 1996
----                                                              ---------------------
Schwab Long-Term Tax-Free Bond Fund                               8.77%
Schwab Short/Intermediate Tax-Free Bond Fund                      6.67%
Schwab California Long-Term Tax-Free Bond Fund                    8.84%
Schwab California Short/Intermediate Tax-Free Bond Fund           6.95%


                         TAX-EXEMPT VERSUS TAXABLE YIELD

         Investors may want to determine which investment, tax-exempt or taxable, will provide a higher after-tax return. To determine the tax equivalent yield, or tax equivalent effective yield, simply divide the yield or effective yield of the Municipal Bond Funds or the California Municipal Bond Funds by 1 minus your marginal federal tax rate (or combined state and federal tax rate in the case of the California Municipal Bond Funds). Note, however, that as discussed above, full or partial loss by certain investors of the described federal tax benefits could cause the resulting figure to understate the after-tax return produced by the Fund in question.

         From time to time, each Fund may report on the dividends paid to shareholders over a specified period of time.



                      SCHWABFUNDS(R) INVESTMENT STRATEGIES

                    INDEXING AND THE SCHWAB 1000 INDEX(R) AND
                                      FUND

         The returns produced by the U.S. stock market during the 25 years ending December 31, 1994 have been exceeded by those of very few types of securities investments. Because the unmanaged performance of the U.S. stock market has often proven superior to that of many individually selected stock portfolios, a growing percentage of assets invested in the equity markets are being placed in "index" portfolios. Institutional investors often devote a substantial percentage of their assets to indexed strategies.

         The historical superiority of a long-term investment in a group of common stocks representative of the stock market as a whole is illustrated in the graph and table below. It may be seen that the cumulative 25 year total return of the Schwab 1000 Index significantly exceeds that of U.S. Treasury Bills (obligations which, when issued, have maturities of one year or less), and long-term Government Bonds (bonds issued by the U.S. Treasury which at issue have maturities of at least 10 but no more than 30 years) and is well above the rate of inflation as represented by the

Consumer Price Index ("CPI"). While common stock prices fluctuated during the years 1978 through 1994, they were substantially higher at the end than the beginning of the period. The historical data presented is not indicative of future results.

         Schwab 1000 Index(R) data assumes the reinvestment of dividends, but does not reflect deductions for administrative and management costs and expenses. The Fund will be subject to these costs and expenses. In addition, various factors may cause the Fund's performance to be higher or lower than that of the Index. (See "Investment Objective and Policies.") The Schwab 1000 Index was first made available to the public on February 1, 1991.

         The cumulative total return figures reported for the Schwab 1000 Index for the period prior to February 1, 1991 reflect the historical performance of the Index as if the Index had been in existence for the entire period. Investors should be aware that they cannot invest directly in an index.

         An index typically tracks the performance of a group of securities selected to represent a particular market, and is most often used to gauge that market's performance. The Dow Jones Industrial Average and Standard & Poor's 500 Index(R) ("S&P 500") are two indices designed to measure the performance of U.S. stocks. As of December 16, 1996, the market capitalization of the stocks included in these indices represent approximately 16.8% and 71.8%, respectively, of the U.S. stock market's total value. When investment managers invest indexed separate accounts or index fund assets, they attempt to replicate the performance of the applicable target index by holding all or a representative sample of the securities included in the index.

         The Schwab 1000 Index is a broad-based stock market index which contains the common stocks of the 1,000 largest operating companies (i.e., non-investment companies) incorporated in the United States. As the stocks contained in the index represent about 84% of the total market capitalization of all U.S. companies, as represented by the Wilshire 500 Index, the Schwab 1000 Index provides a reliable measure of broad market performance and can serve as a benchmark against which individual investors can compare the performance of their equity investments. Relative to some indices that primarily track one group of stocks, and as a result do not capture movements in other areas of the market, the Schwab 1000 Index, because it contains the stocks of the more established blue-chip companies as well as those of relatively smaller companies, reflects an expanded breadth of market coverage. This distinction is important because historically the stocks of smaller companies have out-performed those of their blue-chip counterparts in some years, while the reverse has been true in other years. Of course, past performance may not necessarily be indicative of future results.

         From time to time, the Schwab 1000 Fund(R) may compare the historical performance of the Schwab 1000 Index to the historical performance of various other indices, including the S&P 500, as reported by independent sources.

         Charles R. Schwab, a veteran investor, was instrumental in developing the Schwab 1000 Fund The investment objective of the Fund, which is designed to make indexed investing available with a high level of convenience and economy, is to match the total return of the Schwab 1000 Index.

         The Schwab 1000 Fund is managed to offset capital gains with capital losses in order to minimize the distribution of capital gains to shareholders. This special feature of the Schwab 1000 Fund can make a real difference in an investor's after-tax return, especially if the investor is in a high tax bracket. The Schwab 1000 Fund has adopted a number of policies that should cause its portfolio turnover rate to be below the portfolio turnover rate of many other mutual funds. A lower portfolio turnover rate acts to minimize associated transaction costs as well as the level of realized capital gains. By avoiding, where possible, the distribution of capital gains to shareholders, the Schwab 1000 Fund(R) helps to build the value of an investor's shares and defer payment of capital gains taxes until redemption of the those shares. Current tax liability for capital gains should be reduced and total return increased by these policies.


The Schwab 1000 Fund may, from time to time, refer to recent studies that analyze certain techniques and strategies which the Schwab 1000 Fund uses. In addition, the Schwab 1000 Fund may, from time to time, promote the advantages of investing in a series that is part of a large, diverse mutual fund complex.

The data reported below is current as of December 1996. The Source for all information below is Morningstar, Inc., with the exception of the data for the Schwab 1000 Index(R) which is from Schwab's Mutual Fund Research Group.

The following is a line chart comparing the Schwab 1000 Index, S&P 500(R) Index, 3-Month CDs, Corporate Bonds, Treasury Bills and Inflation (CPI).

---------------------------------------------------------------------------------------------------------------------------
               SCHWAB 1000          S&P 500        3-MONTH              CORPORATE              TREASURY           INFLATION
                 INDEX-            INDEX(R)          CD'S                 BONDS                 BILLS               (CPI)
---------------------------------------------------------------------------------------------------------------------------
   1979          21.34%            18.30%           11.22%                 -2.12%               10.04%             13.29%
   1980          61.20%            56.43%           25.69%                 -2.42%               22.79%             27.46%
   1981          54.95%            48.49%           45.68%                  0.49%               39.98%             38.82%
   1982          87.60%            80.36%           63.50%                 39.90%               54.96%             44.14%
   1983         128.48%           120.86%           78.33%                 52.89%               68.32%             49.61%
   1984         142.83%           134.70%           96.80%                 78.30%               84.43%             55.53%
   1985         221.19%           209.19%          112.65%                121.21%               98.23%             61.46%
   1986         277.88%           266.94%          126.49%                157.73%              110.04%             63.24%
   1987         289.34%           286.25%          142.02%                164.30%              122.26%             70.38%
   1988         355.39%           350.40%          160.70%                188.66%              137.07%             77.99%
   1989         492.10%           493.11%          184.36%                229.04%              156.34%             86.26%
   1990         465.16%           474.63%          207.57%                252.58%              175.61%             97.62%
   1991         656.08%           649.79%          225.50%                317.84%              190.55%            103.71%
   1992         723.39%           706.94%          237.51%                354.18%              200.56%            109.59%
   1993         807.71%           788.19%          248.26%                409.44%              209.57%            115.36%
   1994         812.12%           799.80%          264.41%                389.44%              222.80%            121.11%
   1995        1153.81%          1137.43%          286.08%                498.27%              240.60%            126.72%
---------------------------------------------------------------------------------------------------------------------------

                        ASSET ALLOCATION STRATEGIES USING
                                 SCHWABFUNDS(R)

         Shareholders of SchwabFunds may wish to invest in the SchwabFunds as components of their personal asset allocation plan. An asset allocation program is available through Schwab. This program may help shareholders select investments, including investments in SchwabFunds, that match their individual investment needs. The shareholders' personal investment plan is based on a number of factors, including personal financial situation, time horizon, investment objectives and goals and risk tolerance.

                            ACCESS TO SCHWAB'S MUTUAL
                            FUND ONESOURCE(R) SERVICE

         With Schwab's Mutual Fund OneSource Service ("OneSource"), a shareholder can invest in over 650 mutual funds from many fund companies, subject to the following. Schwab's standard transaction fee will be charged on each redemption of fund shares held for 90 days or less to discourage short-term trading. Mutual fund shares held for more than 90 days are exempt from the short-term redemption policy and may be sold without penalty. Up to 15 short-term redemption of fund shares per calendar year are permitted. If you exceed this number, you will no longer be able to buy or sell fund shares without paying a transaction fee. As a courtesy, we will notify you in advance if your short-term redemptions are nearing the point where all of your future trades will be subject to transaction fees. Schwab reserves the right to modify OneSource's terms and conditions at any time. For more information, a shareholder call 800-2 NO-LOAD, 24 hours a day.

         From time to time, the Schwab 1000 Fund(R) may include discussions in advertisements of the income tax savings shareholders may experience as a result of the Schwab 1000 Fund's policy of limiting portfolio trading in order to reduce capital gains. This information may be supplemented by presentations of statistical data illustrating the extent of such income tax savings and the impact of such savings on the yield and/or total return of the Schwab 1000 Fund. In addition, such advertisements may include comparisons of the Schwab 1000 Fund's performance against that of investment products that do not employ the Schwab 1000 Fund's policy of seeking to limit capital gains.

         The Schwab 1000 Fund is intended to make indexed investing easily available to Schwab customers with the highest level of convenience and economy thereby facilitating their ability to participate in the long-term performance of the U.S. stock market.



                               GENERAL INFORMATION

         The Trust generally is not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust and Bylaws, shareholder meetings will be held in connection with the following matters: (1) removal of Trustees if a meeting is requested in writing by a shareholder or shareholders who beneficially own(s) 10% or more of the Trust's shares; (2) adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust to the extent and as provided in the Declaration of Trust; (4) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any of its investment portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) determining whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) such additional matters as may be required by law, the Declaration of Trust, the Bylaws or any registration of the Trust with the SEC or any state or as the Board of Trustees may consider desirable. The shareholders also would vote upon changes to a Fund's fundamental investment objective, policies or restrictions.

         Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, retirement or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act, (i) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustee have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

         Upon the written request of 10 or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the Trust's outstanding shares stating that they wish to communicate with the other shareholders for the purpose of obtaining signatures necessary to demand a meeting to consider removal of one or more Trustees, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

         The Bylaws provide that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum, unless otherwise provided by the 1940 Act or other applicable law. Thus, even if less than a majority of shareholders were represented, a meeting of the Trust's shareholders could occur. Attending shareholders would in such case be permitted to take action not requiring the vote of more than a majority of a quorum. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Trust, and certain amendments of the Declaration of Trust, could not be decided at such a meeting; nor could matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

         Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims.

         Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

                         PRINCIPAL HOLDERS OF SECURITIES

         As of April 21, 1997, I A B C One Hallidie Plaza #600, San Francisco, California directly or beneficially owned approximately

6.29% of the Schwab Long-Term Government Bond Fund.

         In addition, as of April 21, 1997, the officers and trustees of the Trust, as a group, owned less than 1% of each Fund's outstanding voting securities.

         For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.



                                 SCHWABFUNDS(R)

SchwabFunds offers a variety of series and classes of shares of beneficial interest to help you with your investment needs.

                                  EQUITY FUNDS
                       Schwab 1000 Fund(R)-Investor Shares 1
                         Schwab 1000 Fund-Select Shares 1
               Schwab International Index Fund(R)-Investor Shares 2
                 Schwab International Index Fund-Select Shares 2
                 Schwab Small-Cap Index Fund(R)-Investor Shares 2
                   Schwab Small-Cap Index Fund-Select Shares 2
                   Schwab Asset Director(R)-High Growth Fund 2
                 Schwab Asset Director(R)-Balanced Growth Fund 2
               Schwab Asset Director(R)-Conservative Growth Fund 2
                      Schwab S&P 500 Fund-Investor Shares 2
                       Schwab S&P 500 Fund-Select Shares 2
                      Schwab S&P 500 Fund-e.Shares(TM) 2,3
                           Schwab Analytics Fund(TM) 2
                    Schwab OneSource Portfolios-International
                  Schwab OneSource Portfolios-Growth Allocation
                 Schwab OneSource Portfolios-Balanced Allocation

                               FIXED INCOME FUNDS 1
                 Schwab Short/Intermediate Government Bond Fund
                      Schwab Long-Term Government Bond Fund
                  Schwab Short/Intermediate Tax-Free Bond Fund
                       Schwab Long-Term Tax-Free Bond Fund
            Schwab California Short/Intermediate Tax-Free Bond Fund 4
                 Schwab California Long-Term Tax-Free Bond Fund 4

                               MONEY MARKET FUNDS 5
                            Schwab Money Market Fund
                          Schwab Government Money Fund
                  Schwab Institutional Advantage Money Fund(R) 6
                        Schwab Retirement Money Fund(R) 6
                         Schwab U.S. Treasury Money Fund
              Schwab Value Advantage Money Fund(R)-Investor Shares

                    Schwab Municipal Money Fund-Sweep Shares
             Schwab Municipal Money Fund-Value Advantage Shares(TM)
               Schwab California Municipal Money Fund-Sweep Shares
        Schwab California Municipal Money Fund-Value Advantage Shares(TM)
                Schwab New York Municipal Money Fund-Sweep Shares
         Schwab New York Municipal Money Fund-Value Advantage Shares(TM)

     1 The Schwab 1000 Fund and all fixed income funds are separate investment portfolios of the Trust.
     2 The Funds are separate investment portfolios or classes of shares of Schwab Capital Trust.
     3    Available only through SchwabLink(R).
     4 Available only to California residents and residents of selected other states.
     5 All listed money market funds are separate investment portfolios of The Charles Schwab Family of Funds.
     6    Designed for institutional investors only.


                        PURCHASE AND REDEMPTION OF SHARES

         Each Fund and class has set minimum initial and subsequent investment requirements, as disclosed in its respective Prospectus. These minimum investment requirements may be changed at any time and are not applicable to certain types of investors. The Trust may waive the minimums for purchases by Trustees, Directors, officers or employees of the Trust, Schwab or the Investment Manager.

         The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of the stated limits may be paid, in whole or in part, in investment securities or in cash, as the Trust's Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such a practice detrimental to the best interests of the Fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in the Prospectus of the Fund affected under "Share Price Calculation" and a redeeming shareholder would normally incur brokerage expenses if he or she were to convert the securities to cash.



                                OTHER INFORMATION

         The Prospectuses of the Funds and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectuses or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE TRUST, ANY SERIES THEREOF, OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE
LAWFULLY MADE.




                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

         From time to time, each Fund may report the percentage of its assets which fall into the rating categories set forth below.

                                      BONDS

                            MOODY'S INVESTORS SERVICE

         Moody's rates the bonds it judges to be of the best quality Aaa. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues. Bonds carrying an Aa designation are deemed to be of high quality by all standards. Together with Aaa rated bonds, they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because they may enjoy relatively lower margins of protection, fluctuations of protective elements may be of greater amplitude or there may be other factors present which make them appear to be subject to somewhat greater long-term risks. A rated bonds are considered as upper-medium grade obligations as they possess many favorable investment attributes. Bonds designated Baa are considered medium grade in that they are not highly protected nor poorly secured. Interest payments and principal security appear to be adequate at the present, but they may lack certain protective elements or be characteristically unreliable over any great length of time. Baa bonds do not have any outstanding investment characteristics and do have speculative characteristics.

                          STANDARD & POOR'S CORPORATION

         AAA is the highest rating assigned by S&P to a bond and indicates the issuer's extremely strong capacity to pay interest and repay principal. An AA rating denotes a bond whose issuer has a very strong capacity to pay interest and repay principal and differs from an AAA rating only in small degree. A ratings are given to debt which has a strong capacity to pay interest and repay principal but is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than higher rated debt. BBB debt indicates the issuer is regarded by S&P as having an adequate capacity to pay interest and repay principal. These securities appear to have adequate protection, however adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal in this category than in higher categories.

                         DUFF & PHELPS CREDIT RATING CO.

         Duff confers an AAA designation to bonds of issuers with the highest credit quality. The risk factors associated with these bonds are negligible, being only slightly more than for risk-free U.S. Treasury debt. AA rated bonds are of high credit quality and have strong protection factors. The risks associated with them are modest but may vary slightly from time to time because of economic conditions. An A rating indicates that the protection factors are average but adequate. The risk factors, however, are more variable and greater in periods of economic stress. BBB rated debt has protection factors that are below average but still sufficient for prudent investment. There is considerable variability in the risk of BBB rated debt during economic cycles.

                          FITCH INVESTOR SERVICES, INC.

         AAA is the highest rating Fitch assigns to bonds, and indicates the obligor's exceptionally strong ability to pay interest and repay principal. Bonds which Fitch considers of very high credit quality, and the obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA, is rated AA. An A rating is given to show high credit quality and the issuer's ability to pay interest and repay principal is strong, but there is more vulnerability to economic conditions and circumstances than higher rated debt. BBB bonds are considered investment grade, where the issuer has adequate ability to pay interest and repay principal. Bonds rated BBB are more susceptible to adverse changes in economic conditions and circumstances, thus these bonds are more likely to fall below investment grade or have the timeliness of their payments impaired.



              SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

         Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

         An S&P SP-1 rating indicates that the subject securities' issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                      IBCA

         Obligations supported by the highest capacity for timely repayment are rated A1+. An A1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated A2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.




                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

         Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

         A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                         DUFF & PHELPS CREDIT RATING CO.

         Duff-1 is the highest commercial paper rating assigned by Duff. Three gradations exist within this rating category: A Duff-1+ rating indicates the highest certainty of timely payment (issuer short-term liquidity is found to be outstanding and safety is deemed to be just below that of risk-free short-term U.S. Treasury obligations), a Duff-1 rating signifies a very high certainty of timely payment (issuer liquidity is determined to be excellent and risk factors are considered minor) and a Duff-1- rating denotes high certainty of timely payment (issuer liquidity factors are strong and risk is very small). A Duff-2 rating indicates a good certainty of timely payment. Liquidity factors and company fundamentals are sound and risk factors are small.

                          FITCH INVESTORS SERVICE, INC.

         F-1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F-1 reflect an assurance of timely payment only slightly less than issues rated F-1+. Issues assigned an F-2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.




                    COMMERCIAL PAPER, SHORT-TERM OBLIGATIONS
                     AND DEPOSIT OBLIGATIONS ISSUED BY BANKS

                             THOMSON BANKWATCH (TBW)

         TBW-1 is the highest category and indicates the degree of safety regarding timely repayment of principal and interest is very high. TBW-2 is the second highest category and while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
August 31, 1996

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
COMMON STOCK--99.6%
AEROSPACE/DEFENSE--2.0%
B.F. Goodrich Co.                                          12,400          $  465
Boeing Co.                                                 90,200           8,163
Coltec Industries, Inc.*                                   18,200             273
General Dynamics Corp.                                     14,900             955
Litton Industries, Inc.*                                   10,500             490
Lockheed Martin Corp.                                      53,292           4,483
McDonnell Douglas Corp.                                    60,000           3,008
Northrop Grumman Corp.                                     15,900           1,141
Raytheon Co.                                               60,400           3,111
Rockwell International Corp.                               55,500           2,886
Sundstrand Corp.                                           14,600             546
Textron, Inc.                                              22,700           1,938
United Technologies Corp.                                  33,200           3,743
                                                                           ------
                                                                           31,202
                                                                           ------
AIR TRANSPORTATION--0.5%
AMR Corp.*                                                 25,100           2,058
America West Airlines, Inc. Class B*                       11,000             147
Comair Holdings, Inc.                                      12,000             290
Continental Airlines, Inc. Class B*                        14,400             326
Delta Airlines, Inc.                                       24,700           1,751
Northwest Airlines Corp. Class A*                          24,500             923
Southwest Airlines Co.                                     36,400             833
UAL Corp.*                                                 21,600           1,037
USAir Group, Inc.*                                         16,500             295
                                                                           ------
                                                                            7,660
                                                                           ------
ALCOHOLIC BEVERAGES--0.4%
Anheuser-Busch Companies, Inc.                             69,200           5,242
Brown Forman Corp. Class B                                 15,500             562
                                                                           ------
                                                                            5,804
                                                                           ------
APPAREL--0.6%
Jones Apparel Group, Inc.*                                  6,800             377
Liz Claiborne, Inc.                                        17,500             608
NIKE, Inc. Class B                                         39,800           4,298
Nautica Enterprises, Inc.*                                 10,000             266
Nine West Group, Inc.*                                      7,700             397
Reebok International Ltd.                                  16,700             601
Russell Corp.                                               5,900             189
Springs Industries, Inc.                                    5,000             226
Talbots, Inc.                                               7,500             257
Unifi, Inc.                                                16,925             463
V.F. Corp.                                                 18,800           1,105
Warnaco Group, Inc. Class A                                13,600             337
                                                                           ------
                                                                            9,124
                                                                           ------

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
August 31, 1996

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
AUTOMOTIVE PRODUCTS--0.2%
Bandag, Inc.                                                4,000          $  189
Cooper Tire & Rubber                                       19,500             380
Danaher Corp.                                              12,800             531
Goodyear Tire & Rubber                                     38,900           1,775
Lear Corp.*                                                14,000             537
                                                                           ------
                                                                            3,412
                                                                           ------
BANKS--7.8%
AmSouth Bancorp.                                           11,700             461
Banc One Corp.                                            116,021           4,452
Bancorp Hawaii, Inc.                                       10,175             385
Bank of Boston Corp.                                       42,120           2,222
Bank of New York Co., Inc.                                101,000           2,815
BankAmerica Corp.                                          94,995           7,362
Bankers Trust New York Corp.                               21,300           1,656
Barnett Banks, Inc.                                        23,088           1,515
Boatmens Bancshares, Inc.                                  38,700           2,063
Central Fidelity Banks, Inc.                               12,825             304
Chase Manhattan Corp. (New)                               114,330           8,503
Citicorp                                                  131,100          10,914
Comerica, Inc.                                             29,264           1,427
Commerce Bancshares, Inc.                                   7,056             257
Compass Bancshares, Inc.                                    8,850             298
Corestates Financial Corp.                                 56,592           2,341
Crestar Financial Corp.                                    12,400             721
Dime Bancorp, Inc. (New)*                                  24,926             327
Fifth Third Bancorp                                        26,975           1,436
First American Corp.                                        5,900             274
First Bank System, Inc.                                    37,109           2,384
First Chicago NBD Corp.                                    81,521           3,475
First Commerce Corp.                                       10,562             380
First Empire State Corp.                                    2,500             636
First Security Corp.                                       19,612             533
First Tennessee National Corp.                             16,300             559
First Union Corp.                                          77,793           4,969
First Virginia Banks, Inc.                                  9,750             405
First of America Bank Corp.                                21,900           1,035
Firstar Corp.                                              19,500             921
Firstmerit Corp.                                            5,400             163
Fleet Financial Group, Inc. (New)                          73,580           3,072
Hibernia Corp. Class A                                     35,000             385
Huntington Bancshares, Inc.                                48,512           1,107
J.P. Morgan & Co., Inc.                                    51,400           4,504
Keycorp (New)                                              58,923           2,364
MBNA Corp.                                                 59,700           1,813
Marshall & Ilsley Corp.                                    19,828             548
Mellon Bank Corp.                                          40,472           2,241

------------------------------------------------------------------------------

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
Mercantile Bancorp, Inc.                                   14,450         $   706
Mercantile Bankshares Corp.                                10,450             280
National City Corp.                                        74,240           2,793
NationsBank Corp.                                          78,464           6,679
Northern Trust Corp.                                       16,950           1,116
Norwest Corp.                                              94,288           3,548
Old Kent Financial Corp.                                   17,120             688
PNC Bank Corp.                                             90,430           2,826
Provident Bancorp, Inc.*                                    6,800             272
Regions Financial Corp.                                    13,850             635
Republic New York Corp.                                    16,400           1,084
Signet Banking Corp.                                       15,300             369
SouthTrust Corp.                                           25,125             744
Southern National Corp.                                    28,750             898
Star Banc Corp.                                             7,100             559
State Street Boston Corp.                                  20,100           1,088
Summit Bancorp                                             32,900           1,275
Suntrust Banks, Inc.                                       57,200           2,195
Synovus Financial Corp.                                    25,650             612
U.S. Bancorp                                               47,891           1,838
Union Bank of California                                    7,400             357
Union Planters Corp.                                       12,100             398
Valley National Bancorp                                    11,365             293
Wachovia Corp. (New)                                       42,520           1,945
Wells Fargo & Co.                                          26,000           6,468
Wilmington Trust Co.                                        4,900             160
Zions Bancorp                                               2,900             251
                                                                          -------
                                                                          121,304
                                                                          -------
BUSINESS MACHINES & SOFTWARE--7.5%
3COM Corp.*                                                43,400           2,029
Adobe Systems, Inc.                                        23,800             832
Amdahl Corporation*                                        32,100             319
America Online, Inc.*                                      21,100             640
Apple Computer, Inc.                                       38,700             941
Autodesk, Inc.                                             12,200             282
BMC Software, Inc.*                                        12,100             904
Bay Networks, Inc.*                                        53,923           1,483
Cabletron Systems, Inc.*                                   24,250           1,479
Ceridian Corp.*                                            17,480             745
Cirrus Logic, Inc.*                                        12,200             188
Cisco Systems, Inc.*                                      172,300           9,078
Compaq Computer Corp.*                                     70,600           3,998
Computer Assoc. International, Inc.                        96,075           5,044
Computer Sciences Corp.*                                   20,498           1,435
Compuware Corp.*                                           11,000             476
Dell Computer Corp.*                                       27,300           1,831
Diebold, Inc.                                              17,212             884

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
August 31, 1996

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
Digital Equipment Corp.*                                   38,400       $   1,483
EMC Corp.*                                                 55,900           1,076
Electronic Arts, Inc.*                                     11,400             353
Electronics for Imaging, Inc.*                              7,500             471
Gateway 2000, Inc.*                                        24,000           1,074
Hewlett Packard Co.                                       267,400          11,699
Honeywell, Inc.                                            33,800           1,965
Informix Corp.*                                            40,700             918
International Business Machines                           147,700          16,893
Intuit, Inc.*                                              11,800             435
Iomega Corp.*                                              39,000             602
Komag, Inc.*                                               27,200             573
McAfee Associates, Inc.*                                    8,000             479
Medic Computer Systems, Inc.*                               6,500             227
Micron Electronics*                                        20,000             319
Microsoft Corp.*                                          158,300          19,402
Network General Corp.*                                     11,000             188
Novell, Inc.*                                             104,000           1,086
Oracle Systems Corp.*                                     170,275           5,992
Parametric Technology Corp.*                               36,200           1,643
PeopleSoft, Inc.*                                          11,400             876
Pitney Bowes, Inc.                                         39,300           1,896
Policy Management Systems Corp.*                            3,000             106
Safeguard Scientifics, Inc.*                                7,000             226
Seagate Technology, Inc.*                                  26,830           1,288
Security Dynamics Technology*                               4,000             264
Shiva Corp.*                                                8,400             424
Silicon Graphics, Inc.*                                    47,900           1,114
Sterling Software, Inc.*                                    7,200             489
Storage Technology Corp.*                                  14,800             561
Sun Microsystems, Inc.*                                    49,500           2,688
Sybase, Inc.*                                              15,120             243
Synopsys, Inc.*                                             9,800             373
Tandem Computers, Inc.*                                    47,800             502
Unisys Corp.*                                              69,900             411
Western Digital Corp.*                                      8,800             309
Xerox Corp.                                                89,500           4,911
                                                                          -------
                                                                          116,147
                                                                          -------
BUSINESS SERVICES--3.1%
American Management Systems, Inc.*                         11,000             279
Apria Healthcare Group, Inc.*                              14,000             354
Automatic Data Processing, Inc.                            78,200           3,255
Browning Ferris Industries Inc.                            55,200           1,408
Cadence Design Systems, Inc.*                              19,875             589
Cambridge Technology Partners*                             12,000             342
Cintas Corp.                                               16,100             879
Comdisco, Inc.                                             22,022             573

------------------------------------------------------------------------------

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
Concord EFS, Inc.*                                         14,850           $ 379
Corrections Corp. of America*                              18,000             581
Credit Acceptance Corp.*                                    7,000             154
Deluxe Corp.                                               20,400             780
Dun & Bradstreet Corp.                                     47,600           2,743
Ecolab, Inc.                                               14,400             437
Equifax, Inc.                                              39,000             995
FHP International Corp.*                                   10,500             380
First Data Corp.                                           61,551           4,801
Fiserv, Inc.*                                               8,975             302
FlightSafety International, Inc.                            9,800             434
Foundation Health Corp.*                                   12,200             366
GTECH Holdings Corp.*                                      15,700             436
Gartner Group Inc. Class A (New)*                          24,300             759
H & R Block, Inc.                                          22,700             568
HBO & Co.                                                  24,600           1,341
Health Care & Retirement Corp.*                            10,050             249
Health Management Associates, Inc. Class A*                21,168             482
HealthCare Compare Corp.*                                   6,000             257
Healthsource, Inc.*                                        17,000             255
Interpublic Group of Companies, Inc.                       19,900             900
Kelly Services, Inc. Class A                                5,525             155
Laboratory Corp. of America Holdings, Inc.*                18,648              75
Manpower, Inc.                                             19,500             695
Medaphis Corp.*                                            25,200             321
Medpartners/Mullikin, Inc.*                                13,000             270
National Service Industries, Inc.                          12,200             464
Olsten Corp.                                               22,275             621
Omnicom Group, Inc.                                        19,100             867
OrNda Healthcorp*                                          16,300             420
PHH Corp.                                                   9,000             260
PacifiCare Health Systems, Inc. Class B*                    9,300             746
Paychex, Inc.                                              22,725           1,221
PhyCor Inc.*                                               12,300             401
Quorum Health Group, Inc.*                                 13,100             332
R.R. Donnelley & Sons Co.                                  37,500           1,223
Republic Industries, Inc.*                                 50,000           1,300
Reynolds & Reynolds Co. Class A                            10,200             511
Robert Half International, Inc.*                           23,100             762
SUPERVALU, Inc.                                            15,800             444
Safety-Kleen Corp.                                          8,600             148
Sanifill Inc.                                               6,500             301
Service Corp. International                                33,700           1,900
Shared Medical Systems Corp.                                7,600             414
Steris Corp.*                                               9,000             276
Stewart Enterprises, Inc. Class A                          13,050             445
SunGard Data Systems, Inc.*                                 8,800             375
Total System Services, Inc.                                31,800             719

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
August 31, 1996

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
U.S.A. Waste Services, Inc.*                               30,500          $  839
United Waste Systems, Inc.*                                 9,000             263
Value Health, Inc.*                                         9,082             144
Vencor Inc.*                                               15,775             495
Viad Corp.                                                 20,100             286
WMX Technologies, Inc.                                    132,000           4,175
Wallace Computer Services, Inc.                             6,800             184
Wellpoint Health Networks, Inc. Class A*                   17,275             536
Wheelabrator Technologies, Inc.                            37,300             555
                                                                           ------
                                                                           48,421
                                                                           ------
CHEMICAL--3.4%
A. Schulman, Inc.                                          10,000             221
ARCO Chemical Co.                                          25,600           1,229
Air Products & Chemicals, Inc.                             29,100           1,593
Albemarle Corp.                                            25,400             410
Betz Laboratories, Inc.                                     4,100             201
Cabot Corp.                                                17,800             490
Cytec Industries, Inc.*                                    13,755             478
Dow Chemical Co.                                           67,300           5,367
E.I. Du Pont de Nemours & Co.                             147,500          12,113
Eastman Chemical Co.                                       23,725           1,326
Ethyl Corp.                                                31,300             282
Georgia Gulf Corp.                                         12,600             397
Great Lakes Chemical Corp.                                 14,500             834
Hercules, Inc.                                             29,300           1,458
International Speciality Products, Inc.*                   15,400             169
Loctite Corp.                                               9,300             408
Lubrizol Corp.                                             15,600             443
Lyondell Petrochemical Co.                                 16,300             371
M.A. Hanna Co.                                             10,725             233
Minnesota Mining & Manufacturing Co.                      113,700           7,817
Monsanto Co.                                              155,500           4,995
Morton International, Inc.                                 36,900           1,370
Nalco Chemical Co.                                         14,800             475
Olin Corp.                                                  5,000             396
PPG Industries, Inc.                                       47,600           2,350
Praxair Inc.                                               47,100           1,937
RPM, Inc.                                                  10,875             173
Rohm & Haas Co.                                            16,300           1,019
Sigma-Aldrich Corp.                                        17,500             925
Union Carbide Corp.                                        37,000           1,600
Valspar Corp.                                               2,800             132
W.R. Grace & Co.                                           24,900           1,634
Witco Corp.                                                12,900             390
                                                                           ------
                                                                           53,236
                                                                           ------

------------------------------------------------------------------------------

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
CONSTRUCTION--0.4%
Armstrong World Industries, Inc.                            8,100           $ 501
Clayton Homes, Inc.                                        21,077             424
Crane Co.                                                   4,600             184
Fluor Corp.                                                20,300           1,299
Lafarge Corp.                                              16,100             306
Martin Marietta Materials, Inc.                            21,400             471
Oakwood Homes Corp.                                        14,000             329
Owens Corning*                                             11,600             422
Schuller Corp.                                             49,300             487
Sherwin Williams Co.                                       27,500           1,203
Stanley Works                                              19,800             545
USG Corp.*                                                 11,700             333
Vulcan Materials Co.                                        7,800             451
                                                                            -----
                                                                            6,955
                                                                            -----
CONSUMER-DURABLE--0.4%
Black & Decker Corp.                                       19,500             770
Leggett & Platt, Inc.                                      18,300             522
Masco Corp.                                                40,400           1,177
Maytag Corp.                                               22,800             459
Newell Co.                                                 37,674           1,173
Shaw Industries, Inc.                                      30,100             452
Snap-on Tools Corp.                                        10,100             461
Sunbeam Corporation                                        21,100             459
Whirlpool Corp.                                            21,100           1,034
                                                                            -----
                                                                            6,507
                                                                            -----
CONSUMER-NONDURABLE--1.4%
American Greetings Corp. Class A                           29,200             756
Apple South, Inc.                                          12,350             258
Applebee's International, Inc.*                             5,000             145
Boston Chicken, Inc.*                                      15,600             541
Brinker International, Inc.*                               20,225             303
Corning, Inc.                                              63,800           2,377
Cracker Barrel Old Country Store, Inc.                     20,900             489
Darden Restaurants, Inc.                                   38,600             309
Duracell International, Inc.                               29,500           1,331
First Brands Corp.                                          6,400             146
Hasbro, Inc.                                               23,150             851
Lancaster Colony Corp.                                      5,300             193
Lone Star Steakhouse & Saloon, Inc.*                        7,400             246
Mattel, Inc.                                               72,220           1,905
McDonald's Corp.                                          184,600           8,561
Outback Steakhouse, Inc.*                                  11,250             316
Papa John's International, Inc.*                            5,000             227
Premark International, Inc.                                17,300             316
Rubbermaid, Inc.                                           36,000             954

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
August 31, 1996

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
Starbucks Corp.*                                           20,500          $  669
U S Industries Inc. New*                                   15,000             386
Wendy's International, Inc.                                33,500             678
                                                                           ------
                                                                           21,957
                                                                           ------
CONTAINERS--0.3%
Bemis Co., Inc.                                            13,400             400
Crown Cork & Seal, Inc.                                    32,700           1,529
Jefferson Smurfit Corp.*                                   25,900             311
Owens-Illinois, Inc.*                                      30,900             475
Sealed Air Corp.*                                           9,600             364
Sonoco Products Co.                                        21,310             631
Stone Container Corp.                                      22,112             307
                                                                           ------
                                                                            4,017
                                                                           ------
ELECTRONICS--4.1%
ADC Telecommunications, Inc.*                              17,700           1,007
AMP, Inc.                                                  61,300           2,345
Adaptec, Inc.*                                             15,200             759
Advanced Micro Devices, Inc.*                              44,900             572
Altera Corp.*                                               9,200             405
American Power Conversion Corp.*                           14,000             193
Amphenol Corp. Class A*                                     6,500             128
Analog Devices, Inc.*                                      37,050             894
Applied Materials, Inc.*                                   49,700           1,205
Arrow Electronics, Inc.*                                   11,400             520
Ascend Communications, Inc.*                               27,300           1,432
Atmel Corp.*                                               30,200             780
Avnet, Inc.                                                 9,100             425
Cascade Communications Corp.*                              25,300           1,722
Checkpoint Systems, Inc.*                                   8,000             231
Cypress Semiconductor Corp.*                               15,600             181
EG&G, Inc.                                                  7,200             135
Electronic Data Systems Corp.                             130,000           7,085
FORE Systems, Inc.*                                        23,400             829
General Instrument Corp.*                                  37,000           1,013
General Signal Corp.                                       11,600             465
Glenayre Technologies, Inc.*                               14,600             534
Harris Corp.                                                8,300             510
Imation Corp.*                                             10,760             254
Input/Output, Inc.*                                        11,400             403
Intel Corp.                                               217,300          17,343
KLA Instruments Corp.*                                     10,400             207
LSI Logic Corp.*                                           32,100             702
Linear Technology Corp.                                    18,700             626
Maxim Integrated Products, Inc.*                           14,600             450
Mentor Graphics Corp.*                                      8,000             110
Micron Technology Inc.                                     49,200           1,119
Molex, Inc.                                                23,445             774

------------------------------------------------------------------------------

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
Molex, Inc. Class A                                        12,366          $  369
Motorola, Inc.                                            160,800           8,583
National Semiconductor Corp.*                              33,300             612
Perkin-Elmer Corp.                                         10,300             534
Pittway Corp. Class A                                       6,750             317
QUALCOMM, Inc.*                                            14,700             637
SCI Systems, Inc.*                                          9,000             403
Scientific-Atlanta, Inc.                                   11,700             158
Sensormatic Electronics Corp.                              27,150             499
Solectron Corp.*                                           14,100             527
Symbol Technologies, Inc.*                                  4,300             191
Tektronix, Inc.                                             7,600             295
Teradyne, Inc.*                                            17,900             277
Texas Instruments, Inc.                                    48,300           2,258
Thermo Instrument Systems, Inc.*                           26,737           1,036
Thomas & Betts Corp.                                       10,400             382
Varian Associates, Inc.                                     9,300             424
VeriFone, Inc.*                                             6,500             310
Vicor Corp.*                                               12,500             309
Vishay Intertechnology, Inc.*                              12,810             258
Xilinx, Inc.*                                              17,400             611
                                                                           ------
                                                                           64,348
                                                                           ------
ENERGY-DEVELOPMENT--1.3%
Anadarko Petroleum Corp.                                   19,700           1,039
Apache Corp.                                               30,100             884
BJ Services Co.*                                           10,000             376
Baker Hughes, Inc.                                         41,200           1,246
Burlington Resources, Inc.                                 33,000           1,407
Chesapeake Energy Corp.*                                    7,500             403
Cooper Cameron Corp.*                                       7,500             396
Dresser Industries, Inc.                                   46,060           1,336
ENSCO International, Inc.*                                 16,400             480
Enron Oil & Gas Co.                                        41,100           1,063
Freeport-McMoRan, Inc.                                      4,250             146
Global Marine, Inc.*                                       51,500             740
Halliburton Co.                                            30,100           1,584
Louisiana Land & Exploration Co.                            8,700             495
MAPCO Petroleum, Inc.                                       7,400             399
Mitchell Energy & Development Corp. Class A                 8,000             150
NGC Corp.                                                  31,000             469
Nabors Industries, Inc.*                                   21,100             314
Noble Affiliates, Inc.                                     12,400             498
Noble Drilling Corp.*                                      30,000             428
Occidental Petroleum Corp.                                 84,900           1,974
Parker & Parsley Petroleum Co.*                             9,400             233
Reading & Bates Corp. (New)*                               18,500             453
Rowan Cos., Inc.                                           22,000             338

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
August 31, 1996

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
Sonat Offshore Drilling, Inc.                               8,300          $  453
Tidewater, Inc.                                            15,000             576
Union Texas Petroleum Holdings, Inc.                       21,100             438
United Meridian Corp.*                                      7,500             298
Valero Energy Corp.                                         6,600             139
Vastar Resources                                           29,800           1,039
Weatherford Enterra, Inc.*                                  9,400             270
                                                                           ------
                                                                           20,064
                                                                           ------
FOOD-AGRICULTURE--5.6%
Archer-Daniels-Midland Co.                                142,443           2,528
CPC International, Inc.                                    38,000           2,617
Campbell Soup Co.                                          65,600           4,272
Coca-Cola Co.                                             658,600          32,930
Coca-Cola Enterprises, Inc.                                34,200           1,381
ConAgra, Inc.                                              61,824           2,604
Dean Foods Co.                                              6,150             159
Dole Food Company, Inc.                                    13,100             542
Earthgrains Co.                                             2,388              81
Flowers Industries, Inc.                                   15,000             270
General Mills, Inc.                                        43,600           2,398
H.J. Heinz Co.                                            105,100           3,311
Hershey Foods Corp.                                        20,400           1,777
Hormel Foods Corp.                                         19,100             406
IBP, Inc.                                                  20,400             477
IMC Global, Inc.                                           24,760           1,065
Interstate Bakeries Corp. (New)*                           18,600             563
Kellogg Co.                                                58,400           3,942
McCormick & Co., Inc.                                      15,400             318
Nabisco Holdings Corp. Class A                             14,000             471
Pepsico, Inc.                                             414,600          11,920
Pioneer HI Bred International, Inc.                        19,400           1,069
Quaker Oats Co.                                            34,600           1,137
Ralston Purina Co.                                         26,300           1,644
Richfood Holdings, Inc.                                     8,500             321
Sara Lee Corp.                                            130,900           4,123
Sysco Corp.                                                46,700           1,500
Terra Industries, Inc.                                     11,100             147
Tyson Foods, Inc. Class A                                  46,200           1,123
Universal Corp.                                             9,500             240
Universal Foods Corp.                                       4,100             117
Whitman Corp.                                              23,900             535
Wm Wrigley Junior Co.                                      35,000           1,894
                                                                           ------
                                                                           87,882
                                                                           ------

------------------------------------------------------------------------------

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
GOLD--0.2%
Homestake Mining Co.                                       37,800          $  624
Newmont Gold Co.                                           28,600           1,541
Newmont Mining Corp.                                       26,132           1,382
Santa Fe Pacific Gold Corp.                                25,720             334
                                                                           ------
                                                                            3,881
                                                                           ------
HEALTHCARE--9.6%
ALZA Corp.*                                                27,600             756
Abbott Laboratories                                       210,200           9,485
Allergan, Inc.                                             15,700             610
American Home Products Corp.                              170,100          10,078
Amgen, Inc.*                                               67,700           3,948
Bausch & Lomb Inc.                                         13,100             434
Baxter International, Inc.                                 74,600           3,329
Beckman Instruments, Inc.                                   4,300             159
Becton Dickinson & Co.                                     35,800           1,463
Bergen Brunswig Corp. Class A                               6,483             181
Beverly Enterprises, Inc.*                                 18,400             189
Biogen, Inc.*                                               7,400             514
Biomet, Inc.*                                              25,900             403
Boston Scientific Corp.*                                   49,271           2,260
Bristol Myers Squibb Co.                                  131,900          11,574
C.R. Bard, Inc.                                            13,600             422
Cardinal Health, Inc.                                      19,662           1,443
Caremark International, Inc.                               17,475             435
Centocor, Inc.*                                            20,600             695
Chiron Corp.*                                              49,612             967
Columbia/HCA Healthcare Corp.                             122,172           6,887
Dentsply International, Inc.                                4,100             168
Dura Pharmaceuticals, Inc.*                                 9,000             313
Eli Lilly & Co.                                           150,284           8,604
Forest Laboratories, Inc.*                                  9,300             382
Genentech Inc.*                                            34,300           1,801
Genesis Health Ventures, Inc.*                              8,000             204
Genetics Institute*                                         6,300             393
Genzyme Corp. General Division*                            12,000             289
Guidant Corp.                                              17,168             871
HealthSouth Rehabilitation Corp.*                          41,600           1,347
Hillenbrand Industries, Inc.                               15,000             486
Humana Inc.*                                               46,500             872
IDEXX Laboratories, Inc.*                                   9,800             383
IVAX Corp.                                                 29,700             479
Interneuron Pharmaceuticals*                               10,500             326
Johnson & Johnson                                         354,200          17,444
Lincare Holdings, Inc.*                                     7,500             279
Mallinckrodt Group, Inc.                                   25,600           1,037
Manor Care, Inc.                                           14,550             500

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
August 31, 1996

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
McKesson Corp. (New)                                        9,700         $   413
Medtronic, Inc.                                            62,500           3,250
Merck & Co., Inc.                                         328,654          21,568
Mylan Laboratories, Inc.                                   25,550             418
Nellcor Puritan Bennett, Inc.*                             15,000             388
Omnicare, Inc.                                             26,600             652
Pfizer, Inc.                                              168,000          11,928
Quintiles Transnational Corp.*                              6,000             452
R.P. Scherer Corp.*                                         3,600             173
Rhone-Poulenc Rorer, Inc.                                  34,000           2,393
Schering Plough Corp.                                      98,600           5,509
St. Jude Medical, Inc.*                                    26,450             951
Stryker Corp.                                              21,600             531
Sybron International Corp.*                                 9,800             270
Tenet Healthcare Corp.*                                    55,368           1,163
Thermo Cardiosystems, Inc.*                                 7,500             256
Thermotrex Corp.*                                           5,000             188
United Healthcare Corp.                                    44,900           1,734
United States Surgical Corp.                               15,300             558
Vivra, Inc.*                                               11,000             331
Warner Lambert Co.                                         71,400           4,248
Watson Pharmaceuticals, Inc.*                               9,500             273
                                                                          -------
                                                                          150,057
                                                                          -------
HOUSEHOLD PRODUCTS--2.1%
Alberto Culver Co. Class B Convertible                      4,500             186
Avon Products, Inc.                                        35,200           1,685
Clorox Co.                                                 13,300           1,245
Colgate-Palmolive Co.                                      41,500           3,372
Dial Corp. (New)*                                          20,100             231
Gillette Co.                                              116,500           7,427
International Flavors & Fragrances, Inc.                   32,500           1,398
Procter & Gamble Co.                                      183,900          16,344
Tambrands, Inc.                                             8,900             378
Thermolase Corp.*                                           5,700             131
Tupperware Corp.*                                          17,300             757
                                                                          -------
                                                                           33,154
                                                                          -------
IMAGING & PHOTO--0.5%
C-Cube Microsystems, Inc.*                                  8,000             306
Eastman Kodak Co.                                          93,900           6,808
Polaroid Corp.                                             10,700             453
                                                                          -------
                                                                            7,567
                                                                          -------
INSURANCE--4.1%
AFLAC, Inc.                                                39,825           1,369
AMBAC, Inc.                                                 9,300             506
Aetna, Inc.                                                47,565           3,145
Alleghany Corp.*                                            2,896             585

------------------------------------------------------------------------------

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
Allmerica Property & Casualty Companies, Inc.              10,700          $  302
Allstate Corp.                                            119,124           5,316
American General Corp.                                     54,500           1,989
American International Group, Inc.                        127,225          12,086
American National Insurance Co.                             5,700             392
American Re Corp.                                          11,300             713
Aon Corp.                                                  27,350           1,381
Bankers Life Holdings Corp.                                 6,900             169
CNA Financial Corp.*                                       18,400           1,849
Chubb Corp.                                                55,100           2,445
Cigna Corp.                                                20,700           2,404
Cincinnati Financial Corp.                                 14,238             778
Conseco, Inc.                                               8,000             336
Equitable Companies, Inc.                                  45,100           1,111
Equitable of Iowa Companies                                 4,700             173
First Colony Corp.                                         14,450             508
General Re Corp.                                           20,700           2,999
Hartford Steam Boiler Inspection & Ins., Co.                2,700             120
Health Systems International, Inc.*                        10,400             254
ITT Hartford Group, Inc.                                   28,900           1,524
Jefferson-Pilot Corp.                                      19,850           1,020
Liberty Financial Cos.                                      7,000             214
Lincoln National Corp., Inc.                               25,100           1,111
MBIA Corp.                                                 13,500           1,100
MGIC Investment Corp.                                      17,700           1,122
Marsh & McLennan Companies                                 21,400           1,990
Mercury General Corp.                                       4,200             190
Ohio Casualty Corp.                                         5,300             170
Old Republic International Corp.                           17,850             397
Oxford Health Plans, Inc.*                                 21,900             999
Paul Revere Corp.                                           6,900             196
Progressive Corp.                                          16,400             892
Protective Life Corp.                                      13,800             486
Provident Companies, Inc.                                  12,000             444
Providian Corp.                                            25,400           1,051
Reliastar Financial Corp.                                  12,500             552
Safeco Corp.                                               39,600           1,317
St. Paul Companies, Inc.                                   22,300           1,154
Sunamerica, Inc.                                           17,050           1,162
TIG Holdings, Inc.                                         16,300             469
The PMI Group, Inc.*                                       10,000             489
Torchmark Corp.                                            15,650             665
Transamerica Corp.                                         20,500           1,397
Transatlantic Holdings, Inc.                                5,800             402
UNUM Corp.                                                 19,808           1,258
USF&G Corp.                                                32,700             527
USLIFE Corp.                                                5,400             158
United Companies Financial Corp.                            7,000             266

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
August 31, 1996

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
United Insurance Companies, Inc.*                          12,000          $  280
Unitrin, Inc.                                               7,200             363
Western National Corp.                                      9,500             179
                                                                           ------
                                                                           64,474
                                                                           ------
MEDIA--2.5%
A.H. Belo Corp. Class A                                    18,000             722
BHC Communications, Inc. Class A*                           5,700             530
Chris-Craft Industries, Inc.*                               4,555             184
Clear Channel Communications*                               9,600             791
Comcast Corp. Class A                                      69,400           1,123
Cox Communications, Inc. Class A*                          67,306           1,329
Dow Jones & Co., Inc.                                      22,000             861
E.W. Scripps Co. Class A                                   19,675             876
Gannett, Inc.                                              39,800           2,667
Harte Hanks Communications (New)                            9,100             232
Infinity Broadcasting Corp. Class A*                       20,587             564
King World Productions, Inc.*                               9,000             317
Knight-Ridder, Inc.                                        28,800             972
Lee Enterprises, Inc.                                       7,000             144
Lin Television Corp.*                                      10,550             378
Marvel Entertainment Group, Inc.*                          14,500             125
McGraw-Hill, Inc.                                          24,100             988
Media General, Inc. Class A                                 7,000             218
Meredith Corp.                                              8,000             344
New York Times Co. Class A                                 21,313             666
Pulitzer Publishing Co.*                                    2,300             125
Reader's Digest Assoc., Inc. Class A                       28,800           1,163
Regal Cinemas, Inc.*                                        5,000             184
Renaissance Communications Corp.*                           7,000             247
SBC Communications, Inc.                                  160,128           7,466
Scholastic Corp.*                                           2,800             190
Tele Communications, Inc. (New)--TCI Group Series A*      187,346           2,775
Tele-Communications, Inc. (Liberty Media Group)
  Class A*                                                 38,086           1,009
Time Warner Inc.                                          108,480           3,621
Times Mirror Co. (New) Series A                            26,400           1,145
Tribune Co. (New)                                          15,600           1,121
Turner Broadcasting System, Inc. Class A                   17,200             428
Turner Broadcasting System, Inc. Class B                   54,100           1,339
United Television, Inc.                                     3,000             284
Viacom Inc. Class A*                                       18,212             569
Viacom Inc. Class B*                                       95,074           2,995
Washington Post Co. Class B                                 2,500             808
                                                                           ------
                                                                           39,500
                                                                           ------
MISCELLANEOUS FINANCE--4.1%
A.G. Edwards & Sons, Inc.                                  15,562             436
ADVANTA Corp. Class A                                      14,600             714
AT&T Capital Corp.                                         10,900             486

------------------------------------------------------------------------------

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
American Express Co.                                      132,900         $ 5,814
Bear Stearns Companies, Inc.                               37,275             871
Beneficial Corp.                                           13,000             733
Berkshire Hathaway, Inc.*                                     325          10,173
Capital One Financial Corp.                                17,000             512
Charter One Financial, Inc.                                12,500             476
Countrywide Credit Industries, Inc.                        25,985             627
Dean Witter Discover & Co.                                 43,995           2,200
Federal Home Loan Mortgage Corp.                           49,600           4,383
Federal National Mortgage Assoc.                          296,800           9,201
Finova Group, Inc.                                         10,800             594
First USA, Inc.                                            18,200             965
Franklin Resources, Inc.                                   22,200           1,321
GATX Corp.                                                  5,000             231
Golden West Financial Corp.                                19,200           1,066
Great Western Financial Corp.                              30,800             762
Green Tree Financial Corp.                                 33,000           1,147
Greenpoint Financial Corp.                                 13,000             463
H.F. Ahmanson & Co.                                        24,800             626
Household International, Inc.                              25,300           2,005
Lehman Brothers Holdings, Inc.                             22,880             483
Leucadia National Corp.                                    13,000             296
Mercury Finance Co.                                        35,563             413
Merrill Lynch & Co., Inc.                                  45,300           2,775
Money Store Inc.                                           15,000             364
Morgan Stanley Group, Inc.                                 45,100           2,154
Paine Webber Group, Inc.                                   25,125             518
Salomon Inc.                                               27,100           1,220
Standard Federal Bank                                      10,700             448
Student Loan Marketing Assoc.                              15,100           1,112
T. Rowe Price Associates, Inc.                             13,200             384
TCF Financial Corp.                                        12,800             478
Travelers Group, Inc.                                     123,325           5,349
United Asset Management Corp.                              18,400             426
Washington Mutual, Inc.                                    24,125             875
Wesco Financial Corp.                                       2,100             365
                                                                           ------
                                                                           63,466
                                                                           ------
MOTOR VEHICLE--2.3%
Chrysler Corp.                                            204,600           5,959
Cummins Engine, Inc.                                       10,400             391
Dana Corp.                                                 22,300             669
Eaton Corp.                                                17,900             991
Echlin Inc.                                                13,800             421
Fleetwood Enterprises, Inc.                                19,200             533
Ford Motor Co.                                            317,700          10,643
General Motors Corp.                                      203,000          10,099
General Motors Corp. Class H                               28,000           1,565

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
August 31, 1996

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
Genuine Parts Co.                                          29,450         $ 1,263
Harley-Davidson, Inc.                                      20,700             849
PACCAR, Inc.                                                7,660             349
TRW, Inc.                                                  17,600           1,628
                                                                           ------
                                                                           35,360
                                                                           ------
NON-FERROUS--0.6%
Alumax, Inc.*                                              12,500             413
Aluminum Company of America                                51,000           3,168
Asarco, Inc.                                               10,800             279
Cyprus Amax Minerals Co.                                   18,300             389
Engelhard Corp.                                            32,687             666
Freeport-McMoRan Copper & Gold, Inc. Class A               29,531             831
Freeport-McMoRan Copper & Gold, Inc. Class B               49,894           1,466
Phelps Dodge Corp.                                         15,400             932
Reynolds Metals Co.                                        14,800             792
                                                                           ------
                                                                            8,936
                                                                           ------
OIL-DOMESTIC--1.2%
Amerada Hess Corp.                                         24,500           1,246
Ashland, Inc.                                              18,600             691
Atlantic Richfield Co.                                     46,100           5,382
FINA, Inc. Class A                                          8,000             403
Kerr-McGee Corp.                                           17,000             975
Murphy Oil Corp.                                           11,370             497
Oryx Energy Co.*                                           28,200             494
Pennzoil Co.                                               11,000             587
Phillips Petroleum Co.                                     72,700           2,944
Pogo Producing Co.                                         10,000             341
Santa Fe Energy Resources, Inc.*                           13,600             160
Smith International, Inc.                                  10,000             348
Sun, Inc.                                                  15,900             376
Tosco Corp.                                                 9,300             446
USX Corp. (Marathon Group) (New)                           81,000           1,691
Ultramar Corp.                                             11,800             325
Unocal Corp.                                               71,534           2,450
                                                                           ------
                                                                           19,356
                                                                           ------
OIL-INTERNATIONAL--4.2%
Amoco Corp.                                               131,700           9,087
Chevron Corp.                                             176,800          10,409
Exxon Corp.                                               329,500          26,813
Mobil Corp.                                               106,500          12,008
Texaco, Inc.                                               71,300           6,328
Western Atlas, Inc.*                                       12,600             765
                                                                           ------
                                                                           65,410
                                                                           ------
PAPER--1.6%
Alco Standard Corp.                                        32,300           1,409
Boise Cascade Corp.                                        10,000             338

------------------------------------------------------------------------------

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
Bowater, Inc.                                               7,600          $  274
Champion International Corp.                               27,500           1,183
Consolidated Papers, Inc.                                   9,100             469
Fort Howard Corp.*                                         20,000             474
Georgia Pacific Corp.                                      24,300           1,807
International Paper Co.                                    85,100           3,404
James River Corp.                                          20,600             536
Kimberly Clark Corp.                                       75,330           5,904
Louisiana Pacific Corp.                                    24,000             522
Mead Corp.                                                 11,500             658
Potlatch Corp.                                              4,300             162
Rayonier, Inc.                                             13,875             550
St. Joe Corp.                                               6,800             418
Temple-Inland, Inc.                                        19,400             958
Thermo Fibertek, Inc.*                                      9,150             118
Union Camp Corp.                                           16,300             791
Westvaco Corp.                                             28,300             810
Weyerhaeuser Co.                                           52,400           2,338
Willamette Industries, Inc.                                17,000           1,056
                                                                           ------
                                                                           24,179
                                                                           ------
PRODUCER GOODS-MANUFACTURING--5.4%
AGCO Corp.                                                 19,600             463
Airgas, Inc.*                                              20,600             464
Allied Signal, Inc.                                        76,900           4,749
American Financial Group, Inc.                             24,100             750
American Standard Co.*                                     20,000             683
Avery Dennison Corp.                                       11,400             583
Blyth Industries, Inc.*                                    10,000             460
Boise Cascade Office Products Corp.*                       16,400             344
Briggs & Stratton Corp.                                     4,300             187
Case Corp.                                                 23,900           1,087
Caterpillar, Inc.                                          54,400           3,747
Cincinnati Milacron, Inc.                                   5,100             101
Cooper Industries, Inc.                                    30,300           1,227
Corporate Express, Inc.*                                   22,900             862
Deere & Co.                                                71,500           2,842
Dover Corp.                                                34,600           1,518
Emerson Electric Co.                                       59,100           4,950
FMC Corp. (New)*                                           13,600             870
Federal Signal Corp.                                       10,066             228
Foster Wheeler Corp.                                        9,800             423
General Electric Co.                                      440,100          36,583
Harnischfeger Industries Corp.                             10,100             381
Harsco Corp.                                                6,700             408
Hubbell, Inc. Class B                                      15,938             576
ITT Industries, Inc.                                       31,600             723
Illinois Tool Works, Inc.                                  29,600           2,046

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
August 31, 1996

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
Ingersoll Rand Co.                                         33,700         $ 1,441
JLG Industries, Inc.                                       11,000             212
Johnson Controls, Inc.                                      8,800             620
Mark IV Industries, Inc.                                   14,672             315
Millipore Corp.                                            12,400             474
Nordson Corp.                                               2,700             139
Pall Corp.                                                 24,533             577
Parker Hannifin Corp.                                      24,250             946
Pentair, Inc.                                               6,200             169
Presstek, Inc.*                                             4,000             252
Raychem Corp.                                               9,700             666
TRINOVA Corp.                                               7,000             220
Tecumseh Products Co. Class A                               3,500             184
Tenneco, Inc.                                              43,000           2,139
Thermo Electron Corp.                                      39,137           1,551
Timken Co.                                                  7,800             296
Trinity Industries, Inc.                                   11,950             387
Tyco Interest Ltd                                          37,614           1,589
U.S. Filter Corp. (New)*                                   10,000             261
Varity Corp.*                                              15,100             759
W.W. Grainger, Inc.                                        14,000             945
Westinghouse Electric Corp.                               109,600           1,795
York International Corp.                                    8,400             379
                                                                           ------
                                                                           83,571
                                                                           ------
RAILROAD--1.1%
Alexander & Baldwin, Inc.                                   6,700             173
Burlington Northern Santa Fe                               39,951           3,196
CSX Corp.                                                  54,700           2,769
Conrail Inc.                                               21,600           1,472
Illinois Central Corp. Class A                             15,525             470
Kansas City Southern Industries, Inc.                      14,700             595
Norfolk Southern Corp.                                     34,200           2,851
Southern Pacific Rail Corp.*                               39,363           1,122
Union Pacific Corp.                                        52,900           3,855
Wisconsin Central Transportation Corp.*                    12,900             453
                                                                           ------
                                                                           16,956
                                                                           ------
REAL PROPERTY--0.2%
HFS, Inc.*                                                 34,600           2,072
Host Marriott Corp.*                                       67,500             928
Rouse Co.                                                  11,500             298
                                                                           ------
                                                                            3,298
                                                                           ------
RETAIL--5.6%
Albertson's, Inc.                                          72,100           3,055
American Stores Co. (New)                                  36,700           1,509
AutoZone, Inc.*                                            38,500           1,049
Barnes & Noble, Inc.*                                       5,100             168

------------------------------------------------------------------------------

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
Bed Bath & Beyond, Inc.*                                   24,800           $ 563
Best Buy Co., Inc.*                                        11,000             242
CDW Computer Centers, Inc.*                                 5,000             327
CUC International, Inc.*                                   63,625           2,187
Circuit City Stores, Inc.                                  25,700             810
CompUSA, Inc.*                                             13,000             522
Consolidated Stores Corp.*                                 19,400             737
Dayton Hudson Corp.                                        58,500           2,018
Dillard Department Stores, Inc. Class A                    32,200           1,095
Dollar General Corp.                                       22,360             721
Family Dollar Stores, Inc.                                 14,000             238
Fastenal Co.                                                9,700             455
Federated Department Stores, Inc.*                         51,200           1,773
Food Lion, Inc. Class A                                   150,450           1,302
Food Lion, Inc. Class B                                    64,800             527
Fruit of the Loom, Inc. Class A*                           18,800             522
Gap Inc.                                                   79,000           2,765
General Nutrition Companies, Inc.*                         23,600             350
Giant Food Inc. Class A                                    13,700             461
Global Directmail Corp.*                                   10,000             453
Great Atlantic & Pacific Tea Co., Inc.                      5,700             152
Hannaford Bros. Co., Inc.                                  13,300             446
Harcourt General, Inc.                                     20,200             967
Heilig-Meyers Co.                                           7,350             130
Home Depot, Inc.                                          124,866           6,634
Home Shopping Network, Inc.*                               23,000             247
J.C. Penney, Inc.                                          62,300           3,294
Jack Eckerd Corp.*                                         17,400             426
Just for Feet, Inc.*                                        5,000             223
K Mart Corp.                                              135,700           1,357
Kohl's Corp.*                                              18,200             692
Kroger Co.*                                                31,200           1,322
Limited, Inc.                                              66,119           1,223
Lowes Cos, Inc.                                            42,100           1,521
May Department Stores Co.                                  75,900           3,453
Melville Corp.                                             31,300           1,322
Mercantile Stores Co., Inc.                                 8,300             438
Neiman Marcus Group Inc.*                                  11,800             350
Nordstrom, Inc.                                            22,900             893
Office Depot, Inc.*                                        37,300             592
OfficeMax, Inc.*                                           26,100             365
Payless Shoesource, Inc.*                                   9,600             337
Pep Boys--Manny, Moe & Jack                                13,700             459
Petsmart Inc.*                                             27,400             750
Price Costco, Inc.*                                        47,704             951
Revco D.S., Inc.*                                          16,000             412
Rite Aid Corp.                                             17,900             571
Safeway, Inc.*                                             55,800           2,023

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
August 31, 1996

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
Sears Roebuck & Co.                                       111,400         $ 4,902
Southland Corp.*                                           70,000             221
Spiegel, Inc. Class A (Non Voting)                         28,000             233
Staples, Inc.*                                             38,605             765
Sunglass Hut International Inc.*                           14,000             221
TJX Companies, Inc.                                        26,100             835
Tandy Corp.                                                18,058             797
Thrifty Payless*                                           15,000             242
Tiffany & Co. (New)                                        10,000             349
Toys 'R' Us, Inc.*                                         70,280           2,073
Viking Office Products, Inc.*                              30,200             781
Vons Companies, Inc.*                                      11,700             518
Wal-Mart Stores, Inc.                                     605,900          16,056
Walgreen Co.                                               68,700           2,267
Weis Markets, Inc.                                          7,900             270
Winn Dixie Stores Inc.                                     38,300           1,317
Woolworth Corp.*                                           29,800             633
                                                                           ------
                                                                           87,879
                                                                           ------
STEEL--0.3%
AK Steel Holding Corp.                                      7,500             279
Allegheny Teldyne Inc.                                     58,280           1,180
Bethlehem Steel Corp.*                                     28,600             293
Inland Steel Industries, Inc.                               8,600             148
LTV Corp.                                                  19,200             226
Nucor Corp.                                                26,100           1,220
USX Corp. (U.S. Steel Group)                               19,160             527
Worthington Industries Inc.                                16,700             339
                                                                           ------
                                                                            4,212
                                                                           ------
TELEPHONE--6.7%
360 Communications Co.*                                    26,944             643
AT&T Corp.                                                429,817          22,565
Adtran, Inc.*                                               9,600             608
Airtouch Communications Inc.*                             131,000           3,603
Alltel Corp.                                               46,400           1,311
Ameritech Corp. (New)                                     144,700           7,470
Andrew Corp.*                                              17,075             764
Aspect Telecommunications Corp.*                            5,000             259
Bell Atlantic Corp.                                       115,726           6,510
BellSouth Corp.                                           267,400           9,693
Century Telephone Enterprises, Inc.                        13,750             466
Cincinnati Bell Inc.                                       15,400             735
Comsat Corp. Series 1                                      17,000             385
DSC Communications Corp.*                                  35,900           1,066
Frontier Corp.                                             42,200           1,245
GTE Corp.                                                 259,700          10,226
LCI International Inc.*                                    17,000             601
MCI Communications Corp.                                  178,100           4,486

------------------------------------------------------------------------------

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
MFS Communications Co., Inc.*                              60,355        $  2,554
Nextel Communications, Inc.*                               66,000           1,085
Nynex Corp.                                               118,200           5,097
Octel Communications Corp.*                                 8,200             239
Pacific Telesis Group                                     112,700           3,649
Paging Network, Inc.*                                      30,300             540
Pairgain Technologies, Inc.*                               12,000             800
PictureTel Corp. (New)*                                     4,800             157
Southern New England Telecommunications                    13,800             526
Sprint Corp.                                              118,134           4,799
Telephone & Data Systems, Inc.                             12,600             537
Tellabs, Inc.*                                             21,800           1,382
U S WEST, Inc. (Communications Group)                     129,510           3,821
U S WEST, Inc. (Media Group)*                             124,700           2,260
U.S. Robotics, Inc.                                        21,800           1,150
United States Cellular Corp.*                              19,500             590
Worldcom, Inc.*                                            97,234           2,036
                                                                          -------
                                                                          103,858
                                                                          -------
TOBACCO--1.8%
American Brands, Inc.                                      51,300           2,084
Loew's Corp.                                               33,500           2,504
Philip Morris Companies, Inc.                             222,300          19,951
RJR Nabisco Holdings Corp.                                 67,536           1,781
UST, Inc.                                                  54,200           1,626
                                                                          -------
                                                                           27,946
                                                                          -------
TRANSPORTATION-MISCELLANEOUS--0.2%
Amerco, Inc.*                                               8,900             273
Caliber Systems, Inc.                                      10,000             174
Consolidated Freightways Inc.                               7,900             182
Federal Express Corp.*                                     17,800           1,333
Fritz Companies, Inc.*                                     10,000             149
Pittston Services Group                                     9,900             280
Ryder System, Inc.                                         19,800             562
                                                                          -------
                                                                            2,953
                                                                          -------
TRAVEL & RECREATION--1.4%
Bally Entertainment Corp.*                                 13,000             354
Brunswick Corp.                                            28,900             611
Callaway Golf Co.                                          19,000             627
Circus Circus Enterprises, Inc.*                           25,400             864
Coleman Co., Inc. (New)*                                    7,200             122
Gaylord Entertainment Co. Class A                          20,359             499
Grand Casinos, Inc.*                                       11,100             201
Harrahs Entertainment, Inc.*                               25,100             477
Hilton Hotels Corp.                                        11,500           1,229
ITT Corp. (New)*                                           28,900           1,539
International Game Technology                              33,600             685

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
August 31, 1996

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
La Quinta Inns, Inc.                                       19,200          $  367
MGM Grand, Inc.*                                           13,500             510
Marriot International, Inc.                                38,100           2,091
Mirage Resorts, Inc.*                                      49,100           1,142
Polaris Industries, Inc.*                                   7,000             201
Promus Hotel Corp.*                                        15,200             458
Walt Disney Co.                                           179,507          10,232
                                                                           ------
                                                                           22,209
                                                                           ------
UTILITIES--4.9%
AES Corp.*                                                 16,559             586
AGL Resources, Inc.                                        14,600             296
Allegheny Power System, Inc.                               28,100             832
American Electric Power Co., Inc.                          48,900           2,029
American Water Works Co., Inc.                             19,600             419
Atlantic Energy, Inc.                                       7,800             138
Baltimore Gas & Electric Co.                               47,150           1,226
Boston Edison Co.                                          12,900             298
Brooklyn Union Gas Co.                                      7,350             199
CIPSCO, Inc.                                                5,000             178
CMS Energy Corp.                                           27,900             834
Calenergy Co.,Inc.*                                        14,600             442
Carolina Power & Light Co.                                 38,500           1,343
Centerior Energy Corp.                                     23,600             180
Central & South West Corp.                                 55,800           1,472
Cinergy Corp.                                              49,565           1,487
Citizens Utilities Co. Class A*                            53,909             633
Citizens Utilities Co. Class B*                             8,241              97
Coastal Corp.                                              26,300           1,042
Columbia Gas System, Inc.                                  19,100           1,074
Consolidated Edison Co.                                    69,700           1,821
Consolidated Natural Gas Co.                               22,600           1,229
DPL Inc.                                                   21,850             516
DQE, Inc.                                                  17,050             473
DTE Energy Co.                                             37,100           1,057
Delmarva Power & Light Co.                                 15,700             322
Dominion Resources, Inc.                                   45,150           1,687
Duke Power Co.                                             59,800           2,796
ENSERCH Corp.                                              24,500             493
Edison International                                      125,600           2,182
El Paso Natural Gas Co.                                    14,941             622
Enova Corp.                                                24,300             556
Enron Corp.                                                79,600           3,194
Entergy Corp.                                              59,421           1,508
Equitable Resources, Inc.                                   5,100             146
FPL Group, Inc.                                            48,200           2,133
Florida Progress Corp.                                     30,400           1,053
GPU, Inc.                                                  28,100             885

------------------------------------------------------------------------------

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
Hawaiian Electric Industries, Inc.                          7,900           $ 276
Houston Industries, Inc.                                   69,900           1,520
IPALCO Enterprises, Inc.                                   15,000             405
Idaho Power Co.                                             5,400             178
Illinova Corp.                                             16,300             426
K N Energy, Inc.                                            7,000             241
KU Energy Corp.                                             5,500             163
Kansas City Power & Light Co.                              15,900             437
LG&E Energy Corp.                                          25,900             589
Long Island Lighting Co.                                   24,300             419
MCN Corp.                                                  17,600             471
Midamerican Energy Co.                                     34,461             547
Montana Power Co.                                           7,900             171
NICOR, Inc.                                                10,300             323
NIPSCO Industries, Inc.                                    13,900             514
National Fuel Gas Co.                                       5,800             215
Nevada Power Co.                                           13,000             268
New England Electric Co.                                   13,800             450
New York State Electric & Gas Corp.                        16,400             353
Niagara Mohawk Power Corp.                                 25,200             208
NorAm Energy Co.                                           25,215             369
Northeast Utilities                                        25,900             330
Northern States Power Co.                                  15,200             694
Ohio Edison Co.                                            34,000             714
Oklahoma Gas & Electric Co.                                10,200             413
P P & L Resources, Inc.                                    39,720             894
Pacific Enterprises                                        18,300             547
Pacific Gas & Electric Co.                                105,300           2,382
Pacificorp                                                 73,500           1,479
Panenergy Corp.                                            36,800           1,219
Peco Energy Co.                                            60,500           1,422
Peoples Energy Corp.                                        9,500             323
Pinnacle West Capital Corp.                                19,300             555
Portland General Corp.                                     13,200             479
Potomac Electric Power Co.                                 39,500             973
Public Service Co. of Colorado                             14,300             509
Public Service Enterprise Group                            73,000           1,980
Puget Sound Power & Light Co.                              16,200             371
Questar Corp.                                              17,900             649
SCANA Corp.                                                25,800             703
Sonat, Inc.                                                22,500             993
Southern Co.                                              179,700           4,066
Southwestern Public Service Co.                            12,000             393
Teco Energy Inc.                                           27,200             649
Texas Utilities Co.                                        63,200           2,591
Unicom Corp.                                               52,900           1,217
Union Electric Co.                                         28,400           1,061
UtiliCorp United, Inc.                                     13,900             401

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
August 31, 1996

                                                          Number         Value
                                                         of Shares       (000s)
                                                         ---------     ----------
WPL Holdings, Inc.                                          4,400       $     134
Washington Gas Light Co.                                    6,200             136
Washington Water Power Co.                                  7,700             142
Western Resources, Inc.                                    14,231             418
Williams Cos., Inc.                                        30,060           1,499
Wisconsin Energy Corp.                                     26,000             694
                                                                        ---------
                                                                           77,051
                                                                        ---------
TOTAL COMMON STOCK
  (Cost $1,209,274)                                                     1,553,313
                                                                        ---------
PREFERRED STOCK--0.0%
Aetna, Inc. 6.25% Class C (Voting)                          2,922             203
Airtouch Communications, Inc. 6.00% Class B
  (Convertible)                                             4,243             122
Airtouch Communications, Inc. 4.25% Class C
  (Convertible)                                             2,725             130
                                                                        ---------
TOTAL PREFERRED STOCK
  (Cost $448)                                                                 455
                                                                        ---------
WARRANTS--0.0%
UTILITIES--0.0%
AES Corp. (Exp 7/31/00)*                                       25               0
                                                                        ---------
TOTAL WARRANTS
  (Cost $0)                                                                     0
                                                                        ---------

------------------------------------------------------------------------------

                                                         Maturity        Value
                                                          (000s)         (000s)
                                                         ---------     ----------
REPURCHASE AGREEMENT--0.3%
PNC Bank, N.A. 4.50%, Dated 08/30/96;
  Due 09/03/96; Collateralized By:
  Federal Home Loan Mortgage Corporation:
  $8,230,000 Par; 6.50%, Due 10/15/08                      $5,435       $   5,432
                                                                        ---------
TOTAL REPURCHASE AGREEMENT
  (Cost $5,432)                                                             5,432
                                                                        ---------
TOTAL INVESTMENTS--99.9%
  (Cost $1,215,154)                                                     1,559,200
                                                                        ---------
OTHER ASSETS AND LIABILITIES--0.1%
  Other Assets                                                              5,536
  Liabilities                                                              (4,677)
                                                                        ---------
                                                                              859
                                                                        ---------
NET ASSETS--100.0%
Applicable to 86,013,083 outstanding shares,
  $0.00001 par value (unlimited shares authorized)                     $1,560,059
                                                                       ==========
NET ASSET VALUE PER SHARE                                                  $18.14
                                                                            =====

---------------
*Non-Income Producing Security

See accompanying Notes to Financial Statements.

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (in thousands)
Year ended August 31, 1996

Investment income:
  Dividends                                                 $ 26,356
  Interest                                                       365
                                                              ------
    Total investment income                                   26,721
                                                              ------
Expenses:
  Investment advisory and administration fee                   3,133
  Transfer agency and shareholder service fees                 3,106
  Custodian fees                                                 234
  Registration fees                                              255
  Professional fees                                               94
  Shareholder reports                                            191
  Trustees' fees                                                  40
  Amortization of deferred organization costs                     28
  Insurance and other expenses                                    42
                                                              ------
                                                               7,123
Less expenses reduced                                         (1,036)
                                                              ------
    Total expenses incurred by Fund                            6,087
                                                              ------
Net investment income                                         20,634
                                                              ------
Net realized gain (loss) on investments sold:
  Proceeds from sales of investments                          25,680
  Cost of investments sold                                   (24,251)
                                                              ------
    Net realized gain on investments sold                      1,429
                                                              ------
Change in net unrealized gain (loss) on investments:
  Beginning of period                                        199,094
  End of period                                              344,046
                                                             -------
    Increase in net unrealized gain on investments           144,952
                                                             -------
Net gain on investments                                      146,381
                                                             -------
Increase in net assets resulting from operations            $167,015
                                                             =======

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (in thousands)

                                                      Year ended
                                                       August 31,
                                                   1996         1995
                                                ----------    --------
Operations:
  Net investment income                         $   20,634    $ 12,704
  Net realized gain on investments sold              1,429         430
  Increase in net unrealized gain
    on investments                                 144,952     115,945
                                                ----------    --------
  Increase in net assets resulting
    from operations                                167,015     129,079
                                                ----------    --------
Dividends to shareholders from net investment
  income                                           (14,179)     (6,199)
                                                ----------    --------
Capital share transactions:
  Proceeds from shares sold                        788,862     264,444
  Net asset value of shares issued in
    reinvestment of dividends                       12,770       5,550
  Early withdrawal fees                                385          93
  Less payments for shares redeemed               (221,508)   (120,314)
                                                ----------    --------
  Increase in net assets from
    capital share transactions                     580,509     149,773
                                                ----------    --------
Total increase in net assets                       733,345     272,653
Net assets:
  Beginning of period                              826,714     554,061
                                                ----------    --------
  End of period (including undistributed
    net investment income of $15,134 and
    $8,679, respectively)                       $1,560,059    $826,714
                                                ==========    ========
Number of Fund shares:
  Sold                                              45,105      18,751
  Reinvested                                           758         439
  Redeemed                                         (12,583)     (8,825)
                                                ----------    --------
  Net increase in shares outstanding                33,280      10,365
Shares outstanding:
  Beginning of period                               52,733      42,368
                                                ----------    --------
  End of period                                     86,013      52,733
                                                ==========    ========

See accompanying Notes to Financial Statements.

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

1. DESCRIPTION OF THE FUND

The Schwab 1000 Fund (the "Fund") is a series of Schwab Investments (the "Trust"), a no-load, open-end management investment company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940, as amended.

In addition to the Fund, the Trust also offers -- the Schwab Short/Intermediate Government Bond Fund, Schwab Long-Term Government Bond Fund, Schwab California Short/Intermediate Tax-Free Bond Fund, Schwab California Long-Term Tax-Free Bond Fund, Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term
Tax-Free Bond Fund. The assets of each series are segregated and accounted for separately.

The investment objective of the Fund is to provide a total return which matches that of the Schwab 1000 Index(R), an index created to represent the performance of the 1000 largest publicly traded common stocks of United States companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security valuation -- Investments in securities traded on an exchange are valued at the last sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Securities for which no quotations are readily available are valued at fair value as determined by the Fund's investment manager pursuant to guidelines adopted in good faith by the Board of Trustees. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

------------------------------------------------------------------------------

Security transactions and investment income -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date; interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on an identified cost basis.

Repurchase agreements -- Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that its market value at least equals the repurchase price under the agreement.

Deferred organization costs -- Costs incurred in connection with the organization of the Fund, its initial registration with the Securities and Exchange Commission and with various states have been amortized on a straight-line basis over the five-year period from the Fund's commencement of operations.

Expenses -- Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to all series of the Trust are allocated to each series in proportion to their relative net assets.

Federal income taxes -- It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. The Fund is considered a separate entity for tax purposes.

At August 31, 1996, (for financial reporting and federal income tax purposes), net unrealized gain aggregated (in thousands) $344,046 of which $363,099 related to appreciated securities and $19,053 related to depreciated securities.

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Fund pays an annual fee, payable monthly, of 0.30% of the first $500 million of average daily net assets and 0.22% of such assets over $500 million. Under this agreement, the Fund incurred investment advisory and administration fees of $3,133,000 for the year ended August 31, 1996, before the Investment Manager reduced its fee (see Note 4).

Transfer agency and shareholder service agreements -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of average daily net assets for transfer agency services and 0.20% of such assets for shareholder services. For the year ended August 31, 1996, the Fund incurred transfer agency and shareholder service fees of $3,106,000, before Schwab reduced its fees (see Note 4).

Officers and trustees -- Certain officers and trustees of the Trust are also officers and/or directors of the Investment Manager and/or Schwab. During the year ended August 31, 1996, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Fund incurred fees of $40,000 related to the Trust's unaffiliated trustees.

4. EXPENSES REDUCED BY THE INVESTMENT MANAGER AND SCHWAB

The Investment Manager and Schwab reduced a portion of their fees in order to limit the Fund's ratio of operating expenses to average net assets. For the year ended August 31, 1996, the total of such fees reduced by the Investment Manager and Schwab was $648,000 and $388,000, respectively (see Note 9).

5. BORROWING AGREEMENT

The Trust has an arrangement with PNC Bank, N.A., the Fund's custodian, whereby the Fund may borrow up to $50,000,000, on a

------------------------------------------------------------------------------

temporary basis, to fund redemptions. Amounts borrowed under this arrangement bear interest at periodically negotiated rates and may be collateralized by the assets of the Fund. During the year ended August 31, 1996, no borrowings were made under this arrangement.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term obligations, aggregated (in thousands) $621,392 and $25,680, respectively, during the year ended August 31, 1996.

7. EARLY WITHDRAWAL FEES PAID TO THE FUND

The Fund assesses a 0.50% early withdrawal fee on redemption proceeds attributable to shares purchased and held less than six months. The early withdrawal fee is retained by the Fund and is treated as a contribution to capital. For the year ended August 31, 1996, total early withdrawal fees retained by the Fund amounted to $385,000.

8. COMPOSITION OF NET ASSETS

At August 31, 1996, net assets consisted of (in thousands):

Paid in capital                                       $1,202,438
Accumulated undistributed net investment income           15,134
Accumulated net realized loss on investments sold         (1,559)
Net unrealized gain on investments                       344,046
                                                      ----------
  Total                                               $1,560,059
                                                      ==========

At August 31, 1996, the Fund's Statement of Net Assets included: $714,000 payable for Fund shares redeemed, $98,000 payable for investment advisory and administration fee, $103,000 payable for transfer agency and shareholder service fees and $1,967,000 receivable for Fund shares sold.

SCHWAB 1000 FUND(R)
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

9. FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period:

                                                             EIGHT MONTHS                   PERIOD
                                                                ENDED       YEAR ENDED      ENDED
                                  YEAR ENDED AUGUST 31,       AUGUST 31,   DECEMBER 31,  DECEMBER 31,
                                1996       1995      1994        1993          1992         1991++
                             ----------  --------  --------  ------------  ------------  ------------
Net asset value at
 beginning of period         $    15.68  $  13.08  $  12.80    $  11.96      $  11.26      $  10.00
Income from investment
----------------------
 operations
 ----------
 Net investment income             0.24      0.26      0.26        0.17          0.24          0.15
 Net realized and unrealized
   gain (loss) on
   investments                     2.45      2.48      0.28        0.79          0.71          1.26
                              ---------  --------  --------    --------      --------      --------
 Total from investment
   operations                      2.69      2.74      0.54        0.96          0.95          1.41
Less distributions
------------------
 Dividends from net
   investment income              (0.23)    (0.14)    (0.26)      (0.12)        (0.25)        (0.15)
 Distributions from realized
   gain on investments               --        --        --          --            --            --
                              ---------  --------  --------    --------      --------      --------
 Total distributions              (0.23)    (0.14)    (0.26)      (0.12)        (0.25)        (0.15)
                              ---------  --------  --------    --------      --------      --------
Net asset value at
 end of period               $    18.14  $  15.68  $  13.08    $  12.80      $  11.96      $  11.26
                              =========  ========  ========    ========      ========      ========
Total return (%)                  17.27     21.23      4.28        8.06          8.52         14.25
----------------
Ratios/Supplemental data
------------------------
 Net assets, end of
   period (000s)             $1,560,059  $826,714  $554,061    $515,272      $370,980      $192,206
 Ratio of expenses to
   average net assets (%)          0.49      0.54      0.51        0.45*         0.35          0.00*
 Ratio of net investment
   income to average net
   assets (%)                      1.66      2.03      2.06        2.21*         2.45          3.21*
 Portfolio turnover rate (%)          2         2         3           1             1             1
 Average commission rate         $ 0.03
---------------
 Ratio of expenses to
   average net assets prior
   to reduced fees and
   absorbed expenses (%)+          0.57      0.63      0.56        0.49*         0.52          1.05*
 Ratio of net investment
   income to average net
   assets prior to reduced
   fees and absorbed
   expenses (%)+                   1.58      1.94      2.01        2.17*         2.28          2.16*

++ For the period April 2, 1991 (commencement of operations) to December 31,
   1991.
+ The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets.
*  Annualized

------------------------------------------------------------------------------

To the Trustees
and Shareholders of the Schwab 1000 Fund(R)

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schwab 1000 Fund (one of the series constituting Schwab Investments, hereafter referred to as the "Trust") at August 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
-------------------------
PRICE WATERHOUSE LLP
San Francisco, California
September 24, 1996

                    1996 SPECIAL TAX INFORMATION (UNAUDITED)
------------------------------------------------------------------------------
   NOTICE TO CORPORATE SHAREHOLDERS
   100% of the Fund's distributions for the fiscal year ended August 31, 1996 qualify for the corporate dividends received deduction.
------------------------------------------------------------------------------

SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par        Value
                                                            -------     --------
U.S. TREASURY OBLIGATIONS--46.8%(a)
U.S. Treasury Notes
  5.63%, 08/31/97                                           $ 4,000      $ 3,986
  7.38%, 11/15/97                                             7,000        7,100
  7.88%, 01/15/98                                             2,700        2,760
  7.25%, 02/15/98                                             5,000        5,071
  5.88%, 08/15/98                                            12,000       11,899
  6.38%, 05/15/99                                             5,000        4,985
  6.88%, 07/31/99                                             3,000        3,027
  7.13%, 09/30/99                                             5,000        5,080
  7.75%, 12/31/99                                             5,000        5,173
  5.88%, 06/30/00                                             3,000        2,922
  6.13%, 09/30/00                                             2,000        1,961
  6.63%, 06/30/01                                             8,000        7,968
                                                                         -------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $62,254)                                                          61,932
                                                                         -------
AGENCY OBLIGATIONS--43.9%(a)
Federal Home Loan Bank
  7.59%, 02/03/97                                             9,425        9,496
  7.76%, 05/30/97                                             5,000        5,068
  7.28%, 02/24/98                                             6,340        6,420
  6.26%, 08/09/99                                             5,000        4,950
  6.70%, 04/23/01                                             5,000        4,916
Federal Home Loan Mortgage Corp.
  8.40%, 11/30/01                                             2,500        2,566
Federal National Mortgage Assoc.
  6.57%, 08/10/00                                             5,000        4,915
  6.75%, 08/24/00                                             5,000        4,945
  6.45%, 03/26/01                                             5,000        4,877
Student Loan Marketing Assoc.
  7.56%, 12/09/96                                            10,000       10,049
                                                                         -------
TOTAL AGENCY OBLIGATIONS
  (Cost $58,313)                                                          58,202
                                                                         -------

SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par        Value
                                                            -------     --------
COLLATERALIZED MORTGAGE OBLIGATIONS
  (PLANNED AMORTIZATION CLASS)--8.5%(a)(c)
Federal Home Loan Mortgage Corp. Series 1295 G
  7.50%, 05/15/99                                           $ 2,500     $  2,522
Federal Home Loan Mortgage Corp. Series 1449 E
  6.00%, 09/15/99                                             6,000        5,830
Federal National Mortgage Assoc. Series 1992-94 G
  7.00%, 04/25/00                                             3,000        2,980
                                                                        --------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (PLANNED AMORTIZATION CLASS)
  (Cost $11,386)                                                          11,332
                                                                        --------
CASH EQUIVALENTS--0.8%
Federal Home Loan Mortgage Corp.--Discount Note(b)
  5.32%, 11/29/96                                               625          617

                                                             Shares
                                                             ------
Provident Institutional Funds--Fed Funds Portfolio(d)
  4.92%, 09/07/96                                               507          507
                                                                        --------
TOTAL CASH EQUIVALENTS
  (Cost $1,124)                                                            1,124
                                                                        --------
TOTAL INVESTMENTS--100.0%
  (Cost $133,077)                                                       $132,590
                                                                        ========

See accompanying Notes to Schedules of Investments.

SCHWAB LONG-TERM GOVERNMENT BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                               Par        Value
                                                              ------     -------
AGENCY OBLIGATIONS--49.3%(a)
Federal Farm Credit Bank
  8.06%, 01/04/05                                             $  815     $   855
  6.27%, 01/26/16                                              1,000         875
Federal Home Loan Bank
  6.45%, 06/08/05                                              1,000         952
  6.43%, 09/19/05                                              1,000         950
Federal Home Loan Mortgage Corp.
  6.92%, 09/15/05                                              1,000         954
  7.53%, 08/07/06                                              2,000       1,971
  8.57%, 10/26/09                                                500         515
Federal National Mortgage Assoc.
  8.50%, 02/01/05                                                500         518
  7.88%, 02/24/05                                              1,135       1,180
  6.35%, 06/10/05                                              1,000         946
  6.65%, 03/08/06                                                800         749
Tennessee Valley Authority
  6.38%, 06/15/05                                                500         472
                                                                         -------
TOTAL AGENCY OBLIGATIONS
  (Cost $11,226)                                                          10,937
                                                                         -------
U.S. TREASURY OBLIGATIONS--46.2%(a)
U.S. Treasury Bonds
  7.25%, 05/15/16                                              1,300       1,298
  7.50%, 11/15/16                                              1,550       1,588
  7.13%, 02/15/23                                                500         492
U.S. Treasury Notes
  5.75%, 08/15/03                                                310         291
  5.88%, 02/15/04                                              1,000         942
  7.25%, 08/15/04                                                500         511
  6.50%, 08/15/05                                              2,000       1,942
  5.88%, 11/15/05                                                750         697
  7.00%, 07/15/06                                              2,500       2,510
                                                                         -------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $10,436)                                                          10,271
                                                                         -------

SCHWAB LONG-TERM GOVERNMENT BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                               Par        Value
                                                              ------    --------
CASH EQUIVALENTS--4.5%
Federal Home Loan Mortgage Corp.--Discount Note(b)
  5.32%, 11/29/96                                               $915     $   903

                                                              Shares
                                                              ------
Provident Institutional Funds--FedFund Portfolio(d)
  4.92%, 09/07/96                                                105         105
                                                                         -------
TOTAL CASH EQUIVALENTS
  (Cost $1,008)                                                            1,008
                                                                         -------
TOTAL INVESTMENTS--100.0%
  (Cost $22,670)                                                         $22,216
                                                                         =======


NOTES TO SCHEDULES OF INVESTMENTS

(a) Interest rates represent coupon rate of security.

(b) Interest rates represent the effective yield at time of purchase.

(c) Maturity dates represent average weighted maturities of the underlying mortgage obligations.

(d) Interest rates represent the yield on August 31, 1996.

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
August 31, 1996

                                                   Schwab           Schwab
                                             Short/Intermediate   Long-Term
                                                 Government       Government
                                                 Bond Fund        Bond Fund
                                             ------------------   ----------
ASSETS
Investments, at value
  (Cost: $133,077 and $22,670,
  respectively)                                   $132,590          $22,216
Interest receivable                                  1,604              281
Receivable from advisor                                 --               28
Receivable for Fund shares sold                         22              353
Deferred organization costs                              2               23
Prepaid expenses                                        22               13
Dividends receivable                                     8                1
                                                  --------          -------
    Total assets                                   134,248           22,915
                                                  --------          -------
LIABILITIES
Payable for:
  Dividends                                            109               21
  Fund shares redeemed                                  53               76
  Investment advisory and administration
    fee                                                 11               --
  Other                                                 56               57
                                                  --------          -------
    Total liabilities                                  229              154
                                                  --------          -------
Net assets applicable to outstanding
  shares                                          $134,019          $22,761
                                                  ========          =======
NET ASSETS CONSIST OF:
  Capital paid in                                 $145,190          $23,507
  Accumulated undistributed net
    investment income                                   54                6
  Accumulated net realized loss on
    investments sold                               (10,738)            (298)
  Net unrealized loss on investments                  (487)            (454)
                                                  --------          -------
                                                  $134,019          $22,761
                                                  ========          =======
PRICING OF SHARES
  Outstanding shares, $0.00001 par value
    (unlimited shares authorized)                   13,865            2,426
  Net asset value, offering and redemption
    price per share                                  $9.67            $9.38

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (in thousands)
Year ended August 31, 1996

                                              Schwab           Schwab
                                        Short/Intermediate   Long-Term
                                            Government       Government
                                            Bond Fund        Bond Fund
                                        ------------------   ----------
Interest income                              $   9,637        $  1,100
                                             ---------        --------
Expenses:
  Investment advisory and
    administration fee                             602              68
  Transfer agency and shareholder
    service fees                                   369              41
  Custodian fees                                    82              13
  Registration fees                                 28              15
  Professional fees                                 30              26
  Shareholder reports                               38              11
  Trustees' fees                                     8               3
  Amortization of deferred organization
    costs                                           16              12
  Insurance and other expenses                       9               4
                                             ---------        --------
                                                 1,182             193

Less expenses reduced and absorbed                (462)           (193)
                                             ---------        --------
    Total expenses incurred by Fund                720               0
                                             ---------        --------
Net investment income                            8,917           1,100
                                             ---------        --------
Net realized gain (loss) on investments
  sold:
  Proceeds from sales of investments           160,806          22,460
  Cost of investments sold                    (160,799)        (22,490)
                                             ---------        --------
    Net realized gain (loss) on
      investments sold                               7             (30)
                                             ---------        --------
Change in net unrealized gain (loss)
  on investments:
  Beginning of period                            2,002             433
  End of period                                   (487)           (454)
                                             ---------        --------
    Decrease in net unrealized gain
      on investments                            (2,489)           (887)
                                             ---------        --------
Net loss on investments                         (2,482)           (917)
                                             ---------        --------
Increase in net assets resulting
  from operations                            $   6,435        $    183
                                             =========        ========

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)

                                                Schwab                Schwab
                                          Short/Intermediate        Long-Term
                                              Government            Government
                                               Bond Fund            Bond Fund
                                          -------------------   ------------------
                                                   Year ended August 31,
                                            1996       1995       1996      1995
                                          --------   --------   --------   -------
Operations:
  Net investment income                   $  8,917   $ 10,033   $  1,100   $   730
  Net realized gain (loss) on
    investments sold                             7     (3,232)       (30)       22
  Increase (decrease) in net unrealized
    gain on investments                     (2,489)     3,191       (887)      626
                                          --------   --------   --------   -------
  Increase in net assets resulting from
    operations                               6,435      9,992        183     1,378
                                          --------   --------   --------   -------
Dividends to shareholders from net
  investment income                         (8,934)   (10,006)    (1,098)     (727)
                                          --------   --------   --------   -------
Capital share transactions:
  Proceeds from shares sold                 25,765     32,379     21,398    14,400
  Net asset value of shares issued in
    reinvestment of dividends                6,945      7,729        741       486
  Less payments for shares redeemed        (53,383)   (73,382)   (11,412)   (9,696)
                                          --------   --------   --------   -------
  Increase (decrease) in net assets from
    capital share transactions             (20,673)   (33,274)    10,727     5,190
                                          --------   --------   --------   -------
Total increase (decrease) in net assets    (23,172)   (33,288)     9,812     5,841

Net assets:
  Beginning of period                      157,191    190,479     12,949     7,108
                                          --------   --------   --------   -------
  End of period (including undistributed
    net investment income of $54, $71,
    $6 and $4, respectively)              $134,019   $157,191   $ 22,761   $12,949
                                          ========   ========   ========   =======
Number of Fund shares:
  Sold                                       2,618      3,324      2,191     1,535
  Reinvested                                   707        794         77        51
  Redeemed                                  (5,428)    (7,560)    (1,163)   (1,027)
                                          --------   --------   --------   -------
  Net increase (decrease) in shares
    outstanding                             (2,103)    (3,442)     1,105       559

Shares outstanding:
  Beginning of period                       15,968     19,410      1,321       762
                                          --------   --------   --------   -------
  End of period                             13,865     15,968      2,426     1,321
                                          ========   ========   ========   =======

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

1. DESCRIPTION OF THE FUNDS

The Schwab Short/Intermediate Government Bond Fund and Schwab Long-Term Government Bond Fund (the "Funds") are series of Schwab Investments (the "Trust"), a no load, open-end, management investment company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940, as amended.

In addition to the Funds, the Trust also offers -- the Schwab 1000 Fund(R), Schwab California Short/Intermediate Tax-Free Bond Fund, Schwab California Long-Term Tax-Free Bond Fund, Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund. The assets of each series are segregated and accounted for separately.

The investment objective of the Funds is to seek to provide a high level of current income consistent with preservation of capital. The Funds each invest primarily in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, and repurchase agreements collateralized by these securities.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security valuation -- Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the most recent bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities within 60 days or less of maturity are stated at amortized cost which approximates market value.

------------------------------------------------------------------------------

Security transactions and interest income -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from security transactions are determined on an identified cost basis. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date.

Repurchase agreements -- Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities. All collateral is held by each Fund's custodian and is monitored daily to ensure that its market value at least equals the repurchase price under the agreement.

Dividends to shareholders -- Each Fund declares a daily dividend, from its net investment income for that day, payable monthly. Distributions of net capital gains, if any, are recorded on ex-dividend date, payable annually on a calendar year basis.

Deferred organization costs -- Costs incurred in connection with the organization of the Funds, their initial registration with the Securities and Exchange Commission and with various states are amortized on a straight-line basis over a five-year period from each Fund's commencement of operations.

Expenses -- Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are allocated to each series in proportion to their relative net assets.

Federal income taxes -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

At August 31, 1996, (for financial reporting and federal income tax purposes), net unrealized loss for the Schwab Short/Intermediate Government Bond Fund aggregated $487,000 of which $462,000 related to appreciated securities and $949,000 related to depreciated securities, and net unrealized loss for the Schwab Long-Term Government Bond Fund aggregated $454,000, of which $169,000 related to appreciated securities and $623,000 related to depreciated securities.

At August 31, 1996, the Schwab Short/Intermediate Government Bond Fund had unused capital loss carryforwards, for federal income tax purposes, of $8,355,000 and $2,216,000 expiring August 31, 2003 and August 31, 2004, respectively. The Schwab Long-Term Government Bond Fund had unused capital loss carryforwards of $230,000 expiring August 31, 2003.

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Funds each pay an annual fee, payable monthly, of 0.41% of each Fund's average daily net assets. Under this agreement, the Schwab Short/Intermediate Government Bond Fund and Schwab Long-Term Government Bond Fund incurred investment advisory and administration fees of $602,000 and $68,000, respectively, for the year ended August 31, 1996, before the Investment Manager reduced its fee (see Note 4).

Transfer agency and shareholder service agreements -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each Fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services. For the year ended August 31, 1996, the Schwab Short/Intermediate Government Bond Fund and Schwab Long-Term Government Bond Fund incurred transfer agency and shareholder service fees of $369,000 and $41,000, respectively, before Schwab reduced its fees (see Note 4).

------------------------------------------------------------------------------

Officers and trustees -- Certain officers and trustees of the Trust are also officers and/or directors of the Investment Manager and/or Schwab. During the year ended August 31, 1996, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Funds incurred fees aggregating $11,000 related to the Trust's unaffiliated trustees.

4. EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT MANAGER AND SCHWAB

The Investment Manager and Schwab reduced a portion of their fees and absorbed certain expenses in order to limit the ratio of operating expenses to average net assets for each Fund. During the year ended August 31, 1996, the total of such fees and expenses reduced and absorbed by the Investment Manager were $149,000 and $152,000 for the Schwab Short/Intermediate Government Bond Fund and Schwab Long-Term Government Bond Fund, respectively, and the total of such fees reduced by Schwab were $313,000 and $41,000 for the Schwab Short/
Intermediate Government Bond Fund and Schwab Long-Term Government Bond Fund, respectively (see Note 6).

5. INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations, during the year ended August 31, 1996, were as follows (in thousands):

                                        Schwab             Schwab
                                  Short/Intermediate     Long-Term
                                      Government         Government
                                      Bond Fund          Bond Fund
                                  ------------------     ----------
Purchases                              $115,073           $19,950
Proceeds of sales and maturities       $133,389           $10,683

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

6. FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period:

                                                Schwab Short/Intermediate Government Bond Fund
                                -------------------------------------------------------------------------------
                                                                       Eight months                   Period
                                                                          ended       Year ended      ended
                                        Year ended August 31,           August 31,   December 31,  December 31,
                                   1996         1995         1994          1993          1992         1991++
                                -----------  -----------  -----------  ------------  ------------  ------------
Net asset value at
 beginning of period              $   9.84     $   9.81     $  10.64     $  10.26      $  10.28       $ 10.00
Income from investment
----------------------
 operations
 ----------
 Net investment income                0.59         0.59         0.54         0.37          0.60          0.10
 Net realized and unrealized
   gain (loss) on investments        (0.17)        0.03        (0.71)        0.38          0.01          0.28
                                  --------     --------     --------     --------      --------       -------
 Total from investment
   operations                         0.42         0.62        (0.17)        0.75          0.61          0.38
Less distributions
------------------
 Dividends from net investment
   income                            (0.59)       (0.59)       (0.54)       (0.37)        (0.60)        (0.10)
 Distributions from realized
   gain on investments                  --           --        (0.12)          --         (0.03)           --
                                  --------     --------     --------     --------      --------       -------
   Total distributions               (0.59)       (0.59)       (0.66)       (0.37)        (0.63)        (0.10)
                                  --------     --------     --------     --------      --------       -------
Net asset value at end of period  $   9.67     $   9.84     $   9.81     $  10.64      $  10.26       $ 10.28
                                  ========     ========     ========     ========      ========       =======
Total return (%)                      4.39         6.61        (1.67)        7.39          6.08          3.79
----------------
Ratios/Supplemental data
------------------------
 Net assets, end of period
   (000s)                         $134,019     $157,191     $190,479     $273,973      $226,223       $66,404
 Ratio of expenses to average
   net assets (%)                     0.49         0.58         0.60         0.60*         0.43          0.35*
 Ratio of net investment income
   to average net assets (%)          6.03         6.11         5.28         5.28*         5.78          6.14*
 Portfolio turnover rate (%)            80          203           91          107           185             4
---------------
 Ratio of expenses to average
   net assets prior to reduced
   fees and absorbed
   expenses (%)+                      0.80         0.81         0.81         0.84*         0.89          1.47*
 Ratio of net investment income
   to average net assets prior
   to reduced fees and absorbed
   expenses (%)+                      5.72         5.88         5.07         5.04*         5.32          5.02*

++ For the period November 5, 1991 (commencement of operations) to December 31,
   1991.

+ The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets.

*  Annualized

------------------------------------------------------------------------------

                                                   Schwab Long-Term
                                                 Government Bond Fund
                                ------------------------------------------------------
                                                                          Period ended
                                         Year ended August 31,             August 31,
                                    1996          1995          1994         1993++
                                ------------  ------------  ------------  ------------
Net asset value at
  beginning of period              $  9.80       $  9.33       $10.53       $ 10.00
Income from investment
----------------------
  operations
  ----------
  Net investment income               0.65          0.69         0.60          0.31
  Net realized and unrealized
    gain (loss) on investments       (0.42)         0.47        (1.20)         0.53
                                   -------        ------       ------       -------
  Total from investment
    operations                        0.23          1.16        (0.60)         0.84
Less distributions
------------------
  Dividends from net investment
    income                           (0.65)        (0.69)       (0.60)        (0.31)
  Distributions from realized
    gain on investments                 --            --           --            --
                                   -------       -------       ------       -------
  Total distributions                (0.65)        (0.69)       (0.60)        (0.31)
  -------------------              -------       -------       ------       -------
Net asset value at end of period   $  9.38       $  9.80       $ 9.33       $ 10.53
                                   =======       =======       ======       =======
Total return (%)                      2.29         13.03        (5.80)         8.63
----------------
Ratios/Supplemental data
------------------------
  Net assets, end of period
    (000s)                         $22,761       $12,949       $7,108       $ 2,806
  Ratio of expenses to average
    net assets (%)                    0.00          0.00         0.10          0.26*
  Ratio of net investment income
    to average net assets (%)         6.67          7.38         6.27          6.36*
  Portfolio turnover rate (%)           66           240          123            42
---------------
  Ratio of expenses to average
    net assets prior to reduced
    fees and absorbed
    expenses (%)+                     1.17          1.18         2.19         19.19*
  Ratio of net investment income
    to average net assets prior
    to reduced fees and absorbed
    expenses (%)+                     5.50          6.20         4.18        (12.57)*

++ For the period March 5, 1993 (commencement of operations) to August 31, 1993.

+ The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets.

*  Annualized

------------------------------------------------------------------------------

To the Trustees and Shareholders of
the Schwab Short/Intermediate Government Bond Fund and
Schwab Long-Term Government Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund (two series constituting part of Schwab Investments, hereafter referred to as the "Trust") at August 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
-------------------------
PRICE WATERHOUSE LLP
San Francisco, California
September 24, 1996

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par         Value
                                                             ------      -------
MUNICIPAL BONDS--97.6%(a)
ALABAMA--2.0%
Alabama Special Care Facilities Finance Authority
  of Birmingham Hospital Revenue Bonds (Daughters
  of Charity National Health System--St.
  Vincent's Hospital & Providence) Series 1995
  (Aa AA)
  7.00%, 11/01/01                                            $1,000       $1,087
                                                                           -----
ALASKA--2.2%
Anchorage, Alaska Refunding School Bonds Series
  1993A/(MBIA Insurance)(Aaa AAA)
  5.10%, 08/01/99                                             1,145        1,161
                                                                           -----
ARIZONA--3.8%
Phoenix, Arizona Civic Improvement Corp.
  Wastewater Systems Lease Revenue Bonds Series
  1993 (A1 A)
  5.10%, 07/01/99                                             1,005        1,021
Phoenix, Arizona Senior Lien Street & Highway
  Revenue Refunding Bonds Series 1992 (A1 AA)
  5.95%, 07/01/00                                             1,000        1,039
                                                                           -----
                                                                           2,060
                                                                           -----
CALIFORNIA--2.8%
Sacramento County, California Transportation
  Authority Tax & Revenue Anticipation Notes
  (MIG1 SP1+)
  4.50%, 09/30/97                                             1,500        1,507
                                                                           -----
CONNECTICUT--6.7%
Connecticut State Special Tax Obligation
  Refunding Bonds (Transportation Infrastructure
  Purposes) Series 1995C/(FGIC Insurance)
  (Aaa AAA)
  5.50%, 10/01/00                                             2,000        2,065
Connecticut State Unlimited General Obligation
  Series 1996B (Aa AA-)
  5.00%, 08/15/01                                             1,500        1,522
                                                                           -----
                                                                           3,587
                                                                           -----
ILLINOIS--2.2%
Illinois Health Facility Authority Revenue Bonds
  (OSF Healthcare System) Series 1993 (A1 A+)
  5.13%, 11/15/00                                             1,145        1,152
                                                                           -----
INDIANA--1.5%
Indiana University Student Fee Revenue Bonds
  Series J (A1 AA-)
  4.00%, 08/01/97                                               800          798
                                                                           -----

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par         Value
                                                             ------      -------
IOWA--4.2%
Black Hawk County, Iowa Hospital Facilities
  Revenue Bonds (Allen Memorial Hospital) Series
  1990 (Pre-Refunded)/(AMBAC Insurance & Escrowed to
  Maturity with Government Securities)(Aaa AAA)
  7.38%, 02/01/01                                            $2,000       $2,245
                                                                           -----
KENTUCKY--5.0%
Kentucky Housing Corp. Housing Revenue Bonds
  Series 1993B/(Multiple Credit Enhancements)
  (Aaa AAA)
  4.45%, 07/01/00                                             1,000          987
Kentucky State Property & Buildings Commission
  Revenue Refunding Bonds (Project 55)(A A+)
  4.15%, 09/01/99                                             1,735        1,712
                                                                           -----
                                                                           2,699
                                                                           -----
MARYLAND--5.9%
Washington, Maryland Suburban Sanitation District
  Sewage Disposal Refunding Bonds (Montgomery &
  Prince George Counties, Maryland)(Aa1 AA)
  6.00%, 11/01/99                                             3,000        3,135
                                                                           -----
MASSACHUSETTS--5.7%
Massachusetts Municipal Wholesale Electric Co.
  Power Supply Systems Revenue Bonds Series
  1992E/ (AMBAC Insurance)(Aaa AAA)
  5.50%, 07/01/00                                             2,000        2,055
Massachusetts State Health & Educational
  Facilities Authority Revenue Bonds (Brigham &
  Womens Hospital) Series E (A1 A+)
  4.40%, 07/01/00                                             1,000          990
                                                                           -----
                                                                           3,045
                                                                           -----
MICHIGAN--2.1%
Michigan State Hospital Finance Authority Revenue
  Bonds (McLaren Obligated Group)/(Escrowed to
  Maturity with Government Securities)(Aaa -)
  7.00%, 09/15/00                                             1,000        1,104
                                                                           -----

------------------------------------------------------------------------------

                                                              Par         Value
                                                             ------      -------
MINNESOTA--8.6%
Minneapolis, Minnesota Community Development
  Agency Tax Increment Revenue Bonds/(MBIA
  Insurance)(Aaa AAA)
  7.00%, 09/01/00                                            $1,000       $1,087
Minnesota State Housing Finance Agency Rental
  Housing Revenue Bonds Series D/(MBIA
  Insurance)(Aaa AAA)
  4.80%, 08/01/01                                             2,390        2,378
St. Paul, Minnesota Sewer Revenue Bonds Series A
  (A BBB+)
  8.00%, 12/01/98                                             1,050        1,133
                                                                           -----
                                                                           4,598
                                                                           -----
MISSISSIPPI--3.8%
Mississippi Hospital Equipment & Facilities
  Authority Revenue Refunding Bonds (Mississippi
  Baptist Medical Center)/(MBIA Insurance)
  (Aaa AAA)
  5.25%, 05/01/01                                             2,000        2,025
                                                                           -----
MISSOURI--1.0%
Missouri State Environmental Improvement & Energy
  Resources Authority Water Pollution Control
  Revenue Bonds (State Revolving Fund Program)
  Series 1992A (Aa -)
  5.80%, 07/01/99                                               500          518
                                                                           -----
NEW YORK--7.6%
New York State Dormitory Authority Lease Revenue
  Refunding Bonds (State University Dormitory
  Facilities) Series 1995A/(AMBAC Insurance)
  (Aaa AAA)
  5.10%, 07/01/01                                             4,000        4,070
                                                                           -----
OHIO--3.7%
Ohio State Public Facilities Higher Education
  Capital Facilities Revenue Bonds Series
  IIA/(MBIA Insurance)(Aaa AAA)
  4.38%, 11/01/00                                             2,000        1,982
                                                                           -----
RHODE ISLAND--2.8%
Rhode Island Student Loan Authority Student Loan
  Revenue Put Bonds Series 96-1/(National
  Westminster Bank LOC)(- AA)
  4.00%, 06/01/97                                             1,500        1,498
                                                                           -----

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par         Value
                                                             ------      -------
SOUTH CAROLINA--6.3%
Charleston, South Carolina Public Facilities
  Certificates of Participation (Public
  Improvement Project) Series 1993/(AMBAC
  Insurance)(Aaa AAA)
  4.30%, 09/01/00                                            $1,085      $ 1,061
Greenville Hospital System Board of Trustees,
  South Carolina Hospital Facilities Revenue
  Refunding Bonds Series 1993C (- AA-)
  5.00%, 05/01/00                                             1,090        1,089
South Carolina State Public Service Authority
  Power/Electric Revenue Refunding Bonds Series
  1991A (Santee Cooper)(A1 A+)
  5.60%, 07/01/00                                             1,200        1,229
                                                                          ------
                                                                           3,379
                                                                          ------
TENNESSEE--5.1%
Knox County, Tennessee Health & Education
  Hospital Facilities Revenue Bonds (Fort Sanders
  Alliance) Series 1990C (Pre-Refunded)/(MBIA
  Insurance)
  (Aaa AAA)
  7.00%, 01/01/00                                             2,500        2,725
                                                                          ------
TEXAS--3.8%
Houston, Texas General Obligation Revenue Bonds
  Series 1995A (Aa AA-)
  5.30%, 03/01/01                                             1,000        1,017
Houston, Texas Water Conveyance System Contract
  Certificates of Participation Series 1993E/
  (AMBAC Insurance)(Aaa AAA)
  5.50%, 12/15/97                                             1,000        1,018
                                                                          ------
                                                                           2,035
                                                                          ------
WASHINGTON--8.9%
Port of Seattle, Washington Revenue Bonds
  Series B/(FGIC Insurance)(Aaa AAA)
  5.50%, 09/01/02                                             2,775        2,834
Washington State Public Power Supply System
  Revenue Refunding Bonds (Nuclear Project #2)
  Series A (Aa AA)
  4.63%, 07/01/98                                             2,000        1,997
                                                                          ------
                                                                           4,831
                                                                          ------
WISCONSIN--1.9%
Wisconsin State Health & Education Facilities
  Authority Revenue Bonds (Aurora Medical Group
  Project) Series 1996/(FSA Insurance)(Aaa AAA)
  4.90%, 11/15/02                                             1,000          994
                                                                          ------
TOTAL MUNICIPAL BONDS
  (Cost $52,294)                                                          52,235
                                                                          ------

------------------------------------------------------------------------------

                                                              Par         Value
                                                             ------      -------
VARIABLE RATE OBLIGATIONS--2.2%(b)
CALIFORNIA--1.4%
Irvine Ranch Water District Consolidated Revenue
  Refunding Bonds Series 1985A-1/(Sumitomo Bank
  LOC)(- A-1)
  3.75%, 09/01/96                                              $800       $  800
                                                                         -------
GEORGIA--0.6%
Hapeville, Georgia Industrial Development
  Authority Revenue Bonds (Hapeville Hotel Ltd. Project)/
  (Deutsche Bank LOC)(P-1 -)
  3.80%, 09/01/96                                               300          300
                                                                          ------
NEW YORK--0.2%
New York City General Obligation Bonds Series
  1993B-2 Subseries B-5/(Morgan Guaranty Trust
  LOC)(VMIG1 A-1)
  4.00%, 09/01/96                                               100          100
                                                                         -------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $1,200)                                                            1,200
                                                                         -------
                                                             Shares
                                                             ------
CASH EQUIVALENTS--0.2%(c)
Provident Institutional Funds--MuniFund Portfolio
  3.01%, 09/07/96                                                95           95
                                                                         -------
TOTAL CASH EQUIVALENTS
  (Cost $95)                                                                  95
                                                                         -------
TOTAL INVESTMENTS--100.0%
  (Cost $53,589)                                                         $53,530
                                                                         =======

See accompanying Notes to Schedules of Investments.

SCHWAB LONG-TERM TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par         Value
                                                             ------      -------
MUNICIPAL BONDS--99.3%(a)
ALASKA--9.8%
Kodiak Island Borough, Alaska General Obligation
  Bonds Series 1994A/(AMBAC Insurance)(Aaa AAA)
  5.40%, 02/15/10                                            $2,500       $2,393
Valdez, Alaska Marine Terminal Revenue Refunding
  Bonds (BP Pipeline Project) Series 1993B
  (Aa3 AA-)
  5.50%, 10/01/28                                             2,000        1,840
                                                                           -----
                                                                           4,233
                                                                           -----
ARIZONA--5.2%
Maricopa County, Arizona Alhambra Elementary School
  District 68 School Improvement & Refunding Bonds
  Series 1994A/(AMBAC Insurance)(Aaa AAA)
  6.80%, 07/01/12                                             2,000        2,225
                                                                           -----
CALIFORNIA--4.0%
San Francisco, California Downtown Parking Corp.
  Parking Revenue Bonds Series 1993 (A -)
  6.65%, 04/01/18                                               500          510
Santa Clara County, California Financing Authority
  Lease Revenue Bonds (VMC Facility Replacement
  Project) Series 1994A/(AMBAC Insurance)(Aaa AAA)
  7.75%, 11/15/10                                             1,000        1,216
                                                                           -----
                                                                           1,726
                                                                           -----
CONNECTICUT--0.5%
Connecticut State Housing Finance Authority Bonds
  (Housing Mortgage Finance Program) Series 1990B
  Subseries B-1 (Aa AA)
  7.55%, 11/15/08                                               225          230
                                                                           -----
FLORIDA--2.9%
Hillsborough County, Florida Aviation Revenue Bonds
  (Tampa International Airport) Series B/
  (FGIC Insurance)(Aaa AAA)
  5.88%, 10/01/23                                             1,250        1,247
                                                                           -----
ILLINOIS--2.6%
Illinois State Toll Highway Authority Priority
  Revenue Bonds Series 1992A (A1 A+)
  6.38%, 01/01/15                                             1,100        1,140
                                                                           -----

------------------------------------------------------------------------------

                                                              Par         Value
                                                             ------      -------
INDIANA--2.5%
Indiana State Office Building Correctional
  Facilities Revenue Bonds Series A/(AMBAC Insurance)
  (Aaa AAA)
  5.50%, 07/01/20                                            $1,170       $1,097
                                                                           -----
IOWA--2.6%
Ames, Iowa Hospital Revenue Bonds (Mary Greeley
  Medical Center Project) Series 1993/
  (AMBAC Insurance)(Aaa AAA)
  5.70%, 08/15/12                                               500          497
Cedar Rapids, Iowa Hospital Facilities Revenue
  Bonds (St. Luke's Methodist Project) Series 1993/
  (FGIC Insurance)(Aaa AAA)
  6.13%, 08/15/13                                               600          608
                                                                           -----
                                                                           1,105
                                                                           -----
MARYLAND--2.2%
Maryland State Health & Educational Facilities
  Authority Revenue Bonds (Mercy Medical Center)/
  (FSA Insurance)(Aaa AAA)
  5.63%, 07/01/17                                             1,000          967
                                                                           -----
MASSACHUSETTS--2.0%
Massachusetts State Housing Finance Agency Multi
  Family Residential Housing Revenue Bonds
  Series 1989A (A A+)
  7.80%, 08/01/22                                               800          846
                                                                           -----
MICHIGAN--4.1%
Michigan State Hospital Finance Authority
  Revenue Bonds (St. John's Hospital & Medical
  Center)/(AMBAC Insurance)(Aaa AAA)
  5.25%, 05/15/26                                             2,000        1,782
                                                                           -----
MISSISSIPPI--5.1%
Mississippi Hospital Equipment & Facilities
  Authority Revenue Refunding Bonds (Mississippi Baptist
  Medical Center) Series 1995/(MBIA Insurance)
  (Aaa AAA)
  6.00%, 05/01/13                                             2,150        2,185
                                                                           -----
MISSOURI--2.3%
Kansas City, Missouri School District Building
  Revenue Bonds (Capital Improvement Project)
  Series 1993/(FGIC Insurance)(Aaa AAA)
  5.15%, 02/01/08                                             1,000          974
                                                                           -----

SCHWAB LONG-TERM TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par         Value
                                                             ------      -------
NEVADA--4.4%
Nevada State Municipal Bonds General Obligation
  Series A/(FGIC Insurance)(Aaa AAA)
  5.50%, 11/01/25                                            $2,000       $1,890
                                                                           -----
NEW HAMPSHIRE--1.7%
New Hampshire Higher Education & Health Facilities
  Authority Hospital Revenue Bonds (Mary Hitchcock
  Memorial Hospital) Series 1993A/(FGIC Insurance)
  (Aaa AAA)
  5.25%, 08/15/08                                               750          728
                                                                           -----
NEW MEXICO--1.1%
Santa Fe, New Mexico Utility Sewer Revenue Bonds
  Series 1995A/(AMBAC Insurance)(Aaa AAA)
  5.25%, 06/01/17                                               500          461
                                                                           -----
NEW YORK--4.3%
New York State General Obligation Bonds
  Series 1996A (A A-)
  5.30%, 07/15/15                                             2,000        1,867
                                                                           -----
PENNSYLVANIA--9.6%
Pennsylvania Higher Education Facilities Authority
  Revenue Bonds (University of Pennsylvania Health
  Services) Series 1996A (Aa AA)
  5.75%, 01/01/17                                             2,000        1,945
Philadelphia, Pennsylvania Hospitals & Higher
  Education Facilities Authority Revenue Refunding
  Bonds (Children's Hospital) Series 1993A (Aa AA)
  5.25%, 02/15/08                                             1,000          970
Pittsburgh, Pennsylvania Water & Sewer Authority
  Revenue Bonds Series B/(FSA Insurance)(Aaa AAA)
  5.75%, 09/01/25                                             1,250        1,208
                                                                           -----
                                                                           4,123
                                                                           -----
RHODE ISLAND--2.4%
Rhode Island Housing & Mortgage Finance Corp.
  Homeownership Opportunity Bonds Series 10A
  (Aa AA+)
  6.50%, 10/01/22                                             1,000        1,026
                                                                           -----
SOUTH CAROLINA--3.5%
Piedmont, South Carolina Municipal Power Agency
  Electric Revenue Refunding Bonds Series 1992/
  (MBIA Insurance)(Aaa AAA)
  6.20%, 01/01/08                                             1,400        1,498
                                                                           -----

------------------------------------------------------------------------------

                                                              Par         Value
                                                             ------      -------
TEXAS--9.6%
Copperas Cove, Texas Health Facilities Development
  Corp. Hospital Revenue Bonds (Adventist Health
  Systems/Sunbelt Obligated Group) Series 1995/
  (MBIA Insurance)(Aaa AAA)
  5.88%, 11/15/25                                            $1,500      $ 1,458
Harris County, Texas Revenue Refunding Bonds
  (Toll Road Senior Lien) Series 1994/(FGIC
  Insurance) (Aaa AAA)
  5.38%, 08/15/20                                             1,000          929
Texas State Public Finance Authority General
  Obligation Bonds Series 1994B (Aa AA)
  5.75%, 10/01/14                                             1,025        1,029
University of Texas Revenue Refunding Bonds
  Series B (Aa1 AAA)
  6.75%, 08/15/13                                               680          738
                                                                          ------
                                                                           4,154
                                                                          ------
UTAH--4.0%
Intermountain Power Agency, Utah Power Supply
  Revenue Bonds Series 1996D (Aa AA-)
  5.00%, 07/01/21                                             2,000        1,737
                                                                          ------
VIRGINIA--6.5%
Capital Region, Virginia Airport Commission Revenue
  Bonds (Richmond International Airport) Series
  1995A/(AMBAC Insurance)(Aaa AAA)
  5.63%, 07/01/15                                             1,000          975
Chesapeake Bay Bridge & Tunnel Commission,
  Virginia Revenue Refunding Bonds/
  (MBIA Insurance)(Aaa AAA)
  5.25%, 07/01/19                                             2,000        1,825
                                                                          ------
                                                                           2,800
                                                                          ------
WASHINGTON--6.4%
King County, Washington School District General
  Obligation Bonds No. 415 Series A (A1 AA-)
  5.55%, 12/01/11                                               500          498
Seattle, Washington Municipal Light & Power Revenue
  Refunding Bonds Series 1993 (Aa AA)
  5.40%, 05/01/08                                             2,300        2,266
                                                                          ------
                                                                           2,764
                                                                          ------
TOTAL MUNICIPAL BONDS
  (Cost $42,511)                                                          42,805
                                                                          ------

SCHWAB LONG-TERM TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par         Value
                                                             ------      -------
VARIABLE RATE OBLIGATIONS--0.5%(b)
CALIFORNIA--0.2%
California Pollution Control Financing Authority
  Pollution Control Revenue Bonds (Burney Forest
  Project) Series 1988A/(Fleet Bank LOC)(- P-1)
  3.70%, 09/01/96                                              $100       $  100
                                                                          ------
FLORIDA--0.3%
Hillsborough County, Florida Industrial Development
  Agency Pollution Control Revenue Refunding Bonds
  (Tampa Electric/Gannon Coal Conversion Project)
  Series 1992 (VMIG1 A-1+)
  3.75%, 09/01/96                                               100          100
                                                                          ------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $200)                                                                200
                                                                          ------
                                                             Shares
                                                             ------
CASH EQUIVALENTS--0.2%(c)
Provident Institutional Funds--MuniFund Portfolio
  3.01%, 09/07/96                                                94           94
                                                                         --------
TOTAL CASH EQUIVALENTS
  (Cost $94)                                                                  94
                                                                         --------
TOTAL INVESTMENTS--100.0%
  (Cost $42,805)                                                         $43,099
                                                                         ========

------------------------------------------------------------------------------
NOTES TO SCHEDULES OF INVESTMENTS
August 31, 1996

Parenthetical disclosures which follow each security represent independent bond ratings, where available, as provided by Moody Investor Services, Inc. and Standard & Poor's Corporation which were in effect at August 31, 1996. These ratings are unaudited.

     (a) Interest rates represent coupon rate of security.

     (b) Interest rates vary periodically based on current market rates. Rates shown are the effective rates on August 31, 1996. Dates shown represent the latter of the demand date or next interest rate change date, which is considered the maturity date for financial reporting purposes. For variable rate securities without demand features the next interest reset date is shown.

     (c) Interest rates represent the yield on August 31, 1996.

    Abbreviations
    -------------
    AMBAC      AMBAC Indemnity Corporation
    FGIC       Financial Guaranty Insurance Company
    FSA        Financial Security Assurance
    LOC        Letter of Credit
    MBIA       Municipal Bond Investors Assurance
    VMIG       Variable Moody's Investment Grade

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
August 31, 1996

                                               Schwab          Schwab
                                         Short/Intermediate   Long-Term
                                              Tax-Free        Tax-Free
                                             Bond Fund        Bond Fund
                                         ------------------   ---------
ASSETS
Investments, at value
  (Cost: $53,589 and $42,805,
  respectively)                               $ 53,530         $43,099
Interest receivable                                705             600
Receivable from advisor                             --              11
Receivable for Fund shares sold                      2              --
Deferred organization costs                         31              16
Prepaid expenses                                    19              27
                                               -------         -------
    Total assets                                54,287          43,753
                                               -------         -------
LIABILITIES
Payable for:
  Dividends                                         29              31
  Fund shares redeemed                              69               3
  Deferred organization costs                       --               4
  Other                                             57              43
                                               -------         -------
    Total liabilities                              155              81
                                               -------         -------
Net assets applicable to outstanding
  shares                                      $ 54,132         $43,672
                                               =======         =======
NET ASSETS CONSIST OF:
  Capital paid in                             $ 54,716         $43,753
  Accumulated undistributed net
    investment income                               12              15
  Accumulated net realized loss on
    investments sold                              (537)           (390)
  Net unrealized gain (loss) on
    investments                                    (59)            294
                                               -------         -------
                                              $ 54,132         $43,672
                                               =======         =======
PRICING OF SHARES
  Outstanding shares, $0.00001 par
    value (unlimited shares authorized)          5,393           4,312
  Net asset value, offering and
    redemption price per share                $  10.04         $ 10.13

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (in thousands)
Year ended August 31, 1996

                                               Schwab          Schwab
                                         Short/Intermediate   Long-Term
                                              Tax-Free        Tax-Free
                                             Bond Fund        Bond Fund
                                         ------------------   ---------
Interest income                               $  2,404        $  2,405
                                              --------        --------
Expenses:
  Investment advisory and
    administration fee                             216             177
  Transfer agency and shareholder
    service fees                                   132             108
  Custodian fees                                    37              31
  Registration fees                                 18              13
  Professional fees                                 22              29
  Shareholder reports                               21              17
  Trustees' fees                                     4               4
  Amortization of deferred organization
    costs                                           15              17
  Insurance and other expenses                       9              10
                                              --------        --------
                                                   474             406
Less expenses reduced and absorbed                (216)           (194)
                                              --------        --------
    Total expenses incurred by Fund                258             212
                                              --------        --------
Net investment income                            2,146           2,193
                                              --------        --------
Net realized gain (loss) on investments
  sold:
  Proceeds from sales of investments            67,974          61,630
  Cost of investments sold                     (67,824)        (61,207)
                                              --------        --------
    Net realized gain on investments
      sold                                         150             423
                                              --------        --------
Change in net unrealized gain (loss)
  on investments:
  Beginning of period                              531             929
  End of period                                    (59)            294
                                              --------        --------
    Decrease in net unrealized gain on
      investments                                 (590)           (635)
                                              --------        --------
Net loss on investments                           (440)           (212)
                                              --------        --------
Increase in net assets resulting from
  operations                                  $  1,706        $  1,981
                                              ========        ========

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)

                                              Schwab              Schwab
                                        Short/Intermediate      Long-Term
                                        Tax-Free Bond Fund  Tax-Free Bond Fund
                                        ------------------  ------------------
                                                Year ended August 31,
                                          1996      1995      1996      1995
                                        --------  --------  --------  --------
Operations:
  Net investment income                 $  2,146  $  2,261  $  2,193  $  2,238
  Net realized gain (loss) on
    investments sold                         150      (448)      423      (806)
  Increase (decrease) in net unrealized
    gain on investments                     (590)    1,372      (635)    1,600
                                        --------  --------  --------  --------
  Increase in net assets resulting from
    operations                             1,706     3,185     1,981     3,032
                                        --------  --------  --------  --------
Dividends to shareholders from
  net investment income                   (2,147)   (2,255)   (2,193)   (2,232)
                                        --------  --------  --------  --------
Capital share transactions:
  Proceeds from shares sold               19,101    17,344    18,452    21,437
  Net asset value of shares issued in
    reinvestment of dividends              1,701     1,746     1,569     1,626
  Less payments for shares redeemed      (18,733)  (31,405)  (17,550)  (26,425)
                                        --------  --------  --------  --------
  Increase (decrease) in net assets
    from capital share transactions        2,069   (12,315)    2,471    (3,362)
                                        --------  --------  --------  --------
Total increase (decrease) in net assets    1,628   (11,385)    2,259    (2,562)
                                        --------  --------  --------  --------
Net assets:
  Beginning of period                     52,504    63,889    41,413    43,975
                                        --------  --------  --------  --------
  End of period (including
    undistributed net investment income
    of $12, $13, $15 and $15,
    respectively)                       $ 54,132  $ 52,504  $ 43,672  $ 41,413
                                        ========  ========  ========  ========
Number of Fund shares:
  Sold                                     1,891     1,754     1,797     2,196
  Reinvested                                 168       176       153       166
  Redeemed                                (1,854)   (3,185)   (1,714)   (2,707)
                                        --------  --------  --------  --------
  Net increase (decrease) in shares
    outstanding                              205    (1,255)      236      (345)
Shares outstanding:
  Beginning of period                      5,188     6,443     4,076     4,421
                                        --------  --------  --------  --------
  End of period                            5,393     5,188     4,312     4,076
                                        ========  ========  ========  ========

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

1. DESCRIPTION OF THE FUNDS

The Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund (the "Funds") are series of Schwab Investments (the "Trust"), a no load, open-end, management investment company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940, as amended.

In addition to the Funds, the Trust also offers -- the Schwab 1000 Fund(R), Schwab Short/Intermediate Government Bond Fund, Schwab Long-Term Government Bond Fund, Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund. The assets of each series are segregated and accounted for separately.

The investment objective of the Funds is to seek to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital. The Funds, which are not "diversified" investment companies within the meaning of the Investment Company Act of 1940, as amended, each invest primarily in debt obligations issued by or on behalf of states, territories and possessions of the United States Government, its agencies or instrumentalities, the interest of which is not subject to federal income tax.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security valuation -- Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the most recent bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities within 60 days or less of maturity are stated at amortized cost which approximates market value.

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

Security transactions and interest income -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes amortization of premium on investments. Realized gains and losses from security transactions are determined on an identified cost basis. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date.

Dividends to shareholders -- Each Fund declares a daily dividend, from its net investment income for that day, payable monthly. Distributions of net capital gains, if any, are recorded on ex-dividend date, payable annually on a calendar year basis.

Deferred organization costs -- Costs incurred in connection with the organization of the Funds, their initial registration with the Securities and Exchange Commission and with various states are amortized on a straight-line basis over a five-year period from each Fund's commencement of operations.

Expenses -- Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are allocated to each series in proportion to their relative net assets.

Federal income taxes -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

All distributions paid by the Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund during the year ended August 31, 1996 qualify as exempt interest dividends for federal tax purposes.

------------------------------------------------------------------------------

At August 31, 1996, (for financial reporting and federal income tax purposes), net unrealized loss for the Schwab Short/Intermediate Tax-Free Bond Fund aggregated $59,000, of which $218,000 related to appreciated securities and $277,000 related to depreciated securities, and net unrealized gain for the Schwab Long-Term Tax-Free Bond Fund aggregated $294,000, of which $866,000 related to appreciated securities and $572,000 related to depreciated securities.

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Funds each pay an annual fee, payable monthly, of 0.41% of each Fund's average daily net assets. Under this agreement, the Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund incurred investment advisory and administration fees of $216,000 and $177,000, respectively, for the year ended August 31, 1996, before the Investment Manager reduced its fee (see
Note 4).

Transfer agency and shareholder service agreements -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each Fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services. For the year ended August 31, 1996, the Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund incurred transfer agency and shareholder service fees of $132,000 and $108,000, respectively, before Schwab reduced its fees (see Note 4).

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

Officers and trustees -- Certain officers and trustees of the Trust are also officers and/or directors of the Investment Manager and/or Schwab. During the year ended August 31, 1996, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Funds incurred fees aggregating $8,000 related to the Trust's unaffiliated trustees.

4. EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT MANAGER AND SCHWAB

The Investment Manager and Schwab reduced a portion of their fees and absorbed certain expenses in order to limit the ratio of operating expenses to average net assets for each Fund. During the year ended August 31, 1996, the total of such fees and expenses reduced and absorbed by the Investment Manager were $84,000 and $86,000 for the Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund, respectively, and the total of such fees reduced by Schwab were $132,000 and $108,000 for the Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund, respectively, (see
Note 6).

5. INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations, during the year ended August 31, 1996, were as follows (in thousands):

                                  Schwab                Schwab
                            Short/Intermediate        Long-Term
                            Tax-Free Bond Fund    Tax-Free Bond Fund
                            ------------------    ------------------
Purchases                         $28,329               $24,831
Proceeds of sales and
  maturities                      $22,168               $19,569

------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period:

                                               Schwab Short/Intermediate
                                                   Tax-Free Bond Fund
                                     ----------------------------------------------
                                                                       Period ended
                                          Year ended August 31,         August 31,
                                      1996        1995        1994        1993++
                                     -------     -------     -------   ------------
Net asset value at beginning of
  period                             $ 10.12     $  9.92     $ 10.15     $  10.00
Income from investment operations
---------------------------------
  Net investment income                 0.41        0.40        0.37         0.13
  Net realized and unrealized gain
    (loss) on investments              (0.08)       0.20       (0.23)        0.15
                                     -------     -------     -------      -------
  Total from investment operations      0.33        0.60        0.14         0.28
Less distributions
------------------
  Dividends from net investment
    income                             (0.41)      (0.40)      (0.37)       (0.13)
  Distributions from realized gain
    on investments                        --          --          --           --
                                     -------     -------     -------      -------
  Total distributions                  (0.41)      (0.40)      (0.37)       (0.13)
                                     -------     -------     -------      -------
Net asset value at end of period     $ 10.04     $ 10.12     $  9.92     $  10.15
                                     =======     =======     =======      =======
Total return (%)                        3.32        6.23        1.42         2.83
----------------
Ratios/Supplemental data
------------------------
  Net assets, end of period (000s)   $54,132     $52,504     $63,889     $ 54,450
  Ratio of expenses to average net
    assets (%)                          0.49        0.49        0.48         0.45*
  Ratio of net investment income to
    average net assets (%)              4.06        4.06        3.71         3.63*
  Portfolio turnover rate (%)             44          35          19           11
---------------
  Ratio of expenses to average net
    assets prior to reduced fees
    and absorbed expenses (%)+          0.90        0.89        0.91         1.26*
  Ratio of net investment income to
    average net assets prior to
    reduced fees and absorbed
    expenses (%)+                       3.65        3.66        3.28         2.82*

 ++ For the period April 21, 1993 (commencement of operations) to August 31,
    1993.
  + The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets.
  * Annualized

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                              Schwab Long-Term Tax-Free Bond Fund
                               -----------------------------------------------------------------
                                                                      Eight months     Period
                                                                         ended         ended
                                       Year ended August 31,           August 31,   December 31,
                                  1996         1995         1994          1993         1992++
                               -----------  -----------  -----------  ------------  ------------
Net asset value at
 beginning of period             $ 10.16      $  9.95      $ 10.59      $   9.92      $  10.00
Income from investment
----------------------
 operations
-----------
 Net investment income              0.52         0.53         0.52          0.36          0.17
 Net realized and unrealized
   gain (loss) on investments      (0.03)        0.21        (0.56)         0.67         (0.08)
                                 -------      -------      -------       -------       -------
 Total from investment
   operations                       0.49         0.74        (0.04)         1.03          0.09
Less distributions
------------------
 Dividends from net investment
   income                          (0.52)       (0.53)       (0.52)        (0.36)        (0.17)
 Distributions from realized
   gain on investments                --           --        (0.08)           --            --
                                 -------      -------      -------       -------       -------
 Total distributions               (0.52)       (0.53)       (0.60)        (0.36)        (0.17)
                                 -------      -------      -------       -------       -------
Net asset value at end of
 period                          $ 10.13      $ 10.16      $  9.95      $  10.59      $   9.92
                                 =======      =======      =======       =======       =======
Total return (%)                    4.87         7.76        (0.42)        10.56          0.92
----------------
Ratios/Supplemental data
------------------------
 Net assets, end of period
   (000s)                        $43,672      $41,413      $43,975      $ 50,413      $ 28,034
 Ratio of expenses to average
   net assets (%)                   0.49         0.54         0.51          0.45*         0.45*
 Ratio of net investment
   income to average net
   assets (%)                       5.06         5.40         5.05          5.30*         5.61*
 Portfolio turnover rate (%)          50           70           62            91            54
---------------
 Ratio of expenses to average
   net assets prior to reduced
   fees and absorbed expenses
   (%)+                             0.94         0.93         0.99          1.18*         1.53*
 Ratio of net investment
   income to average net
   assets prior to reduced
   fees and absorbed expenses
   (%)+                             4.61         5.01         4.57          4.57*         4.53*

 ++ For the period September 11, 1992 (commencement of operations) to December
    31, 1992.
  + The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets.
  * Annualized

------------------------------------------------------------------------------

To the Trustees and Shareholders of
the Schwab Short/Intermediate Tax-Free Bond Fund and
Schwab Long-Term Tax-Free Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schwab Short/Intermediate Tax-Free Bond Fund and the Schwab Long-Term Tax-Free Bond Fund (two series constituting part of Schwab Investments, hereafter referred to as the "Trust") at August 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
-------------------------
PRICE WATERHOUSE LLP
San Francisco, California
September 24, 1996

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                               Par        Value
                                                              ------     -------
MUNICIPAL BONDS--98.1%(a)
California Housing Finance Agency Home Mortgage
  Revenue Bonds Series G (Aa AA-)
  5.65%, 02/01/98                                              $ 500       $ 506
  5.65%, 08/01/98                                                585         594
  5.85%, 08/01/99                                                320         328
  6.00%, 08/01/00                                                410         422
California State Public Works Board Lease Revenue
  Refunding Bonds (California Community College
  Projects) Series 1993A (A A-)
  4.70%, 12/01/99                                              1,000       1,002
California State Public Works Board Lease Revenue
  Refunding Bonds (California State University)
  Series 1993A (A A-)
  4.30%, 12/01/99                                              2,000       1,982
California State Public Works Board Lease Revenue
  Refunding Bonds (Department of Corrections State
  Prisons) Series A/(AMBAC Insurance) (Aaa AAA)
  4.70%, 12/01/00                                              1,865       1,874
California State Public Works Board Lease Revenue
  Refunding Bonds (Department of Corrections-State
  Prison-Susanville) Series D (A A-)
  4.40%, 06/01/00                                              1,000         986
California State Public Works Board Lease Revenue
  Refunding Bonds (Various University of
  California Projects) Series A (A A-)
  4.70%, 06/01/00                                              1,020       1,011
California State Public Works Board Lease Revenue
  Refunding Bonds (Various University of
  California Projects) Series A/
  (AMBAC Insurance) (Aaa AAA)
  5.60%, 12/01/01                                              2,000       2,085
California Statewide Community Development
  Authority Hospital Revenue Bonds Certificates of
  Participation (St. Joseph Health Systems)
  (Aa AA)
  5.30%, 07/01/00                                              2,035       2,078
California Statewide Community Development
  Authority Hospital Revenue Refunding Bonds
  Certificates of Participation (Cedars-Sinai
  Medical Center) (A1 -)
  4.40%, 11/01/00                                              1,235       1,204
Contra Costa County, California Transportation
  Authority Sales Tax Revenue Bonds Series A/
  (FGIC Insurance) (Aaa AAA)
  4.80%, 03/01/01                                              1,000       1,005
Foothill, California Transit Zone Certificates of
  Participation Refunding Bonds Referendum
  Series A (Baa1 -)
  4.50%, 05/01/97                                              1,000       1,000
  4.50%, 11/01/97                                              1,000       1,000

------------------------------------------------------------------------------

                                                               Par        Value
                                                              ------     -------
Garden Grove, California Tax Allocation Refunding
  Bonds (Community Development Projects) (- A)
  4.70%, 10/01/98                                             $1,060      $1,059
Los Angeles County, California Flood Control
  District Revenue Bonds (Aa1 AA-)
  4.30%, 03/01/00                                              1,090       1,082
Los Angeles, California Convention & Exhibition
  Center Authority Certificates of Participation
  Series A/(Escrowed to Maturity with Government
  Securities) (Aaa AAA)
  7.38%, 08/15/99                                              1,000       1,095
Los Angeles, California State Building Authority
  Revenue Refunding Bonds (California Department
  of General Services) Series A (A A-)
  4.50%, 05/01/98                                                400         399
  4.70%, 05/01/99                                                450         449
Los Angeles, California Unified School District
  Certificates of Participation (Multiple
  Properties) Series 1994B/(AMBAC Insurance)
  (Aaa AAA)
  5.70%, 12/01/99                                              3,215       3,339
Los Angeles, California Wastewater System Revenue
  Bonds Series A (A1 A)
  6.60%, 02/01/99                                              1,775       1,857
Morgan Hill, California Unified School District
  Certificates of Participation (A1 -)
  4.80%, 08/01/99                                                510         509
Northern California Power Agency Revenue Bonds
  (Geothermal Project No. 3) Series B/(AMBAC
  Insurance) (Aaa AAA)
  5.00%, 07/01/99                                              1,360       1,382
Orange County, California Municipal Water
  Facilities Certificates of Participation
  (Allen-McColloch Pipeline)/(MBIA Insurance)
  (Aaa AAA)
  4.60%, 07/01/01                                              3,000       2,977
Port of Long Beach, California Harbor Revenue
  Bonds (Aa AA-)
  7.10%, 05/15/99                                              2,000       2,127
Rancho, California Water District Financing
  Authority Revenue Bonds/(Toronto-Dominion Bank
  LOC) (Aa2 AA)
  4.70%, 09/15/01                                              2,000       1,967
Riverside County, California Public Financing
  Authority Special Tax Revenue Bonds Series
  A/(MBIA Insurance) (Aaa AAA)
  4.40%, 09/01/01                                              1,750       1,724
San Diego County, California Tax & Revenue
  Anticipation Notes (MIG1 SP1+)
  4.38%, 09/30/97                                              1,500       1,505
San Francisco, California Port Commission Revenue
  Refunding Bonds (A BBB+)
  5.00%, 07/01/00                                              1,500       1,500

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                               Par        Value
                                                              ------     -------
San Joaquin, California Area Flood Control Agency
  Special Assessment Bonds/(FSA Insurance) (Aaa -)
  5.10%, 09/02/03                                             $1,700      $1,702
San Ramon Valley, California Unified School
  District Certificates of Participation (Measure
  A Capital Project) Series A/(Escrowed to
  Maturity with Government Securities) (A -)
  4.90%, 10/01/99                                              1,100       1,104
Santa Monica, California Wastewater Enterprise
  Revenue Bonds (Hyperion Project) Series A
  (Pre-Refunded) (A1 A+)
  6.25%, 01/01/02                                              1,250       1,352
Stockton, California Health Facilities Revenue
  Bonds (St. Joseph Medical Center) Series A/(MBIA
  Insurance) (Aaa AAA)
  4.60%, 06/01/00                                                200         199
TOTAL MUNICIPAL BONDS                                                    -------
  (Cost $44,181)                                                          44,405
                                                                         -------
VARIABLE RATE OBLIGATIONS--1.7%(b)
California Pollution Control Financing Authority
  Revenue Bonds (Burney Forest Project) Series
  1988A/(National Westminster Bank LOC) (Aa3 -)
  3.70%, 09/01/96                                                100         100
California Pollution Control Financing Authority
  Revenue Bonds (Southern California Edison)
  Series 1986A (VMIG1 A-1+)
  3.75%, 09/01/96                                                100         100
Irvine Ranch Water District Consolidated Revenue
  Refunding Bonds Series 1985A-1/(Landesbank
  Hessen-Thuringen Girozentrale LOC) (- A-1)
  3.75%, 09/01/96                                                 50          50
Irvine, California Improvement Bond Act 1915
  Revenue Bonds (Assessment District No. 89-10)
  (VMIG1 A-1+)
  3.75%, 09/01/96                                                100         100
Irvine, California Improvement Bond Act 1915
  Revenue Bonds (Assessment District No. 95-12)
  Series 1996A/ (Kredietbank LOC) (Aa2 AA-)
  3.75%, 09/01/96                                                300         300

------------------------------------------------------------------------------

                                                               Par        Value
                                                              ------     -------
Orange County, California Sanitation District No.
  123 Certificates of Participation (Capital
  Improvement Program 1990-92) Series C/(FGIC
  Insurance) (VMIG1 A-1+)
  3.65%, 09/01/96                                               $100        $100
                                                                         -------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $750)                                                                750
                                                                         -------
                                                              Shares
                                                              ------
CASH EQUIVALENTS--0.2%(c)
Provident Institutional Funds--
  California Money Fund Portfolio
  2.97%, 09/07/96                                                 86          86
                                                                         -------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $86)                                                                  86
                                                                         -------
TOTAL INVESTMENTS--100.0%
  (Cost $45,017)                                                         $45,241
                                                                         =======

See accompanying Notes to Schedules of Investments.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par        Value
                                                            -------     --------
MUNICIPAL BONDS--95.6%(a)
Alameda County, California Public Facilities
  Corp. Certificates of Participation (Capital
  Projects) (A A+)
  6.25%, 06/01/06                                            $1,000       $1,041
Alta Loma, California Elementary School District
  General Obligation Bonds Series 2/(AMBAC
  Insurance) (Aaa AAA)
  5.88%, 06/01/08                                               840          868
  5.88%, 06/01/09                                               860          884
Antioch Area, California Public Facilities
  Financing Agency Special Tax Community
  Facilities Revenue Bonds Series 89-1/(FGIC
  Insurance) (Aaa AAA)
  5.25%, 08/01/07                                             1,985        1,973
Bakersfield, California Hospital Revenue Bonds
  (Bakersfield Memorial Hospital) Series 1992A
  (A A-)
  6.50%, 01/01/22                                             1,000        1,005
California Educational Facilities Authority
  Revenue Bonds (Loyola Marymount University)
  Series 1992B (A1 -)
  6.60%, 10/01/22                                             1,450        1,537
California Educational Facilities Authority
  Revenue Bonds (Mills College) Series 1992
  (A -)
  6.88%, 09/01/22                                               500          527
California Educational Facilities Authority
  Revenue Bonds (St. Mary's College) Series 1993
  (A -)
  5.00%, 10/01/12                                             3,000        2,707
California Health Facilities Financing Authority
  Revenue Bonds (Assoc. of Retarded Citizens)
  Series 1991/(California Mortgage Insurance)
  (- A)
  7.00%, 05/01/21                                               455          477
California Health Facilities Financing Authority
  Revenue Bonds (Children's Hospital)/(MBIA
  Insurance) (Aaa AAA)
  5.38%, 07/01/16                                             5,180        4,882
California Health Facilities Financing Authority
  Revenue Bonds (Marshall Hospital)
  Series 1992A/(California Mortgage Insurance)
  (- A)
  6.63%, 11/01/22                                             4,000        4,125
California Housing Finance Agency Home Mortgage
  Revenue Bonds Series 1994G (Aa AA-)
  7.20%, 08/01/14                                             3,000        3,150
California Housing Finance Agency Home Mortgage
  Revenue Bonds Series 1995L/(MBIA Insurance)
  (Aaa AAA)
  5.90%, 08/01/17                                             1,000          986

------------------------------------------------------------------------------

                                                              Par        Value
                                                            -------     --------
California Housing Finance Agency Multi Unit
  Rental Housing Revenue Bonds II Series 1992B
  (A1 A+)
  6.70%, 08/01/15                                            $1,000       $1,039
California State Department of Water Resources
  Revenue Bonds (Central Valley Project)
  Series O (Aa AA)
  5.00%, 12/01/22                                             2,200        1,928
California State Public Works Board Lease
  Revenue Refunding Bonds (Various California
  State University Projects) Series 1992A (A A-)
  5.50%, 06/01/10                                             3,000        2,947
  6.70%, 10/01/17                                             1,250        1,305
California Statewide Community Development
  Authority Hospital Revenue Bonds Certificates
  of Participation (Cedars-Sinai Medical Center)
  Series 1992 (A1 -)
  6.50%, 08/01/15                                             1,250        1,277
California Statewide Community Development
  Authority Hospital Revenue Bonds Certificates
  of Participation (St. Joseph Health Systems)
  (Aa AA)
  6.50%, 07/01/15                                             2,000        2,082
Central Coast Water Authority Revenue Bonds
  (State Water Project Regional Facilities)
  Series 1992/ (AMBAC Insurance) (Aaa AAA)
  6.60%, 10/01/22                                             1,500        1,620
Chico, California Unified School District
  General Obligation Bonds Series C/(MBIA
  Insurance) (Aaa AAA)
  6.75%, 06/01/17                                               500          539
Fresno, California Health Facility Revenue Bonds
  (Holy Cross Health System--St. Agnes Medical
  Center) Series 1991 (A1 AA-)
  6.50%, 06/01/11                                               550          566
Los Angeles County, California Public Works
  Financing Authority Lease Revenue Refunding
  Bonds Series 1996A/(MBIA Insurance) (Aaa AAA)
  5.25%, 09/01/13                                             2,000        1,897
Los Angeles County, California Transportation
  Commission Sales Tax Revenue Refunding Bonds
  Series 1991B (A1 A+)
  6.50%, 07/01/13                                               555          572
Los Angeles, California Convention & Exhibition
  Center Authority Lease Revenue Refunding Bonds
  Series 1993A/(MBIA Insurance) (Aaa AAA)
  5.13%, 08/15/21                                             1,000          890

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par        Value
                                                            -------     --------
Los Angeles, California Department of Airports
  Revenue Refunding Bonds Series 1995A/(FGIC
  Insurance) (Aaa AAA)
  5.50%, 05/15/10                                              $560         $556
Los Angeles, California Department of Water &
  Power Electric Plant Revenue Bonds (Aa AA-)
  6.00%, 01/15/11                                               865          881
Los Angeles, California Harbor Department
  Revenue Bonds Series 1995A (Aa AA)
  6.50%, 08/01/25                                             3,000        3,124
Monterey Bay, California Unified Air Pollution
  Control Certificates of Participation
  (Administration Building Project)/
  (AMBAC Insurance) (- AAA)
  5.70%, 12/01/15                                               875          856
Northern California Power Agency Multiple
  Capital Facilities Revenue Bonds Series
  1992A/(MBIA Insurance) (Aaa AAA)
  6.50%, 08/01/12                                             3,300        3,523
Oceanside, California Building Authority
  Certificates of Participation Refunding Bonds
  Series 1993A (A BBB+)
  6.38%, 04/01/12                                             1,250        1,259
Ontario, California Redevelopment Authority
  Revenue Bonds (Project #1)/(MBIA Insurance &
  Escrowed to Maturity with Government
  Securities) (Aaa AA)
  5.50%, 08/01/18                                             2,000        1,915
Orange County, California Water District
  Certificates of Participation (1989 Project)
  (Aa AA)
  6.50%, 08/15/11                                             1,150        1,182
Oxnard, California Housing Finance Authority
  Lease Revenue Bonds Series 1993/
  (FSA Insurance) (Aaa AAA)
  5.38%, 06/01/16                                             2,000        1,872
Petaluma, California Consolidated Public
  Facilities Lease Certificates of Participation
  Series 1993A/ (AMBAC Insurance) (Aaa AAA)
  5.50%, 08/01/08                                               750          754
Sacramento, California Regional Transit District
  Certificates of Participation
  Series 1992A (A1 -)
  6.38%, 03/01/05                                               250          262
Sacramento, California Regional Transit District
  Refunding Certificates of Participation (Light
  Rail Transportation Project) (A1 A+)
  6.75%, 07/01/07                                             2,000        2,157

------------------------------------------------------------------------------

                                                              Par        Value
                                                            -------     --------
Saddleback Community College District,
  California Certificates of Participation
  (Capital Improvement Project) Series
  1996/(MBIA Insurance) (Aaa AAA)
  5.50%, 06/01/21                                            $1,500       $1,417
San Bernardino County, California Certificates
  of Participation (West Valley Detention
  Center)/ (MBIA Insurance) (Aaa AAA)
  6.50%, 11/01/12                                               420          448
San Diego County, California Regional
  Communication System Certificates of Participation
  Series 1996/(AMBAC Insurance) (Aaa AAA)
  5.50%, 08/15/18                                             2,700        2,592
San Diego, California Public Facilities Finance
  Authority Sewer Revenue Bonds/(FGIC Insurance)
  (Aaa AAA)
  5.00%, 05/15/25                                             4,045        3,555
San Francisco, California Bay Area Rapid Transit
  District Sales Tax Revenue Bonds Series 1995/
  (FGIC Insurance) (Aaa AAA)
  5.50%, 07/01/15                                             1,500        1,451
  5.50%, 07/01/20                                             2,000        1,915
San Francisco, California City & County Airports
  Revenue Bonds 2nd Series, Issue 11/(FGIC
  Insurance) (Aaa AAA)
  6.20%, 05/01/19                                             2,000        2,032
San Francisco, California Port Commission
  Revenue Refunding Bonds Series 1994 (A BBB+)
  5.90%, 07/01/09                                             2,500        2,475
San Jose--Santa Clara, California Water
  Financing Authority Sewer Revenue Bonds
  Series A/(FGIC Insurance) (Aaa AAA)
  5.38%, 11/15/20                                             1,500        1,402
Santa Clara County, California Financing
  Authority Lease Revenue Bonds (VMC Facility
  Replacement Project) Series 1994A/
  (AMBAC Insurance) (Aaa AAA)
  7.75%, 11/15/10                                             1,460        1,776
  6.88%, 11/15/14                                             2,000        2,192
Santa Clara, California Redevelopment Agency Tax
  Allocation Revenue Refunding Bonds (Bayshore
  North Project)/(AMBAC Insurance) (Aaa AAA)
  7.00%, 07/01/10                                             1,500        1,712
Southern California Public Power Authority
  Revenue Bonds (San Juan Power Project Unit 3)
  Series 1993A/(MBIA Insurance) (Aaa AAA)
  5.38%, 01/01/08                                             2,500        2,487
  5.00%, 01/01/20                                             2,000        1,767

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par        Value
                                                            -------     --------
Temecula, California Community Services District
  Certificates of Participation (Community
  Recreation Center Project) Series 1992 (- A)
  7.13%, 10/01/12                                            $1,000       $1,080
University of California Regents Housing System
  Revenue Bonds Series 1993A/(MBIA Insurance)
  (Aaa AAA)
  5.50%, 11/01/18                                             2,000        1,907
University of California Revenue Refunding Bonds
  (Multi Purpose Projects) Series C/(AMBAC
  Insurance) (Aaa AAA)
  5.13%, 09/01/18                                             3,500        3,154
Westminster, California Public Financing
  Authority Certificates of Participation (1994
  Civic Center & Street Improvement Project)
  (- A-)
  7.00%, 06/01/19                                             3,325        3,487
TOTAL MUNICIPAL BONDS                                                     ------
  (Cost $94,081)                                                          96,014
                                                                          ------
VARIABLE RATE OBLIGATIONS--4.3%(b)
California Pollution Control Financing Authority
  Revenue Bonds (Aa3 AA)
  3.75%, 09/01/96                                               100          100
California Pollution Control Financing Authority
  Revenue Bonds (Southern California Edison)
  Series 1986C (P-1 A-1+)
  3.75%, 09/01/96                                               400          400
California Pollution Control Financing Authority
  Revenue Bonds (Southern California Edison)
  Series 1986D (P-1 A-1+)
  3.75%, 09/01/96                                               100          100
Irvine, California Improvement Bond Act 1915
  Revenue Bonds (Assessment District No. 95-12)
  Series 1996A/(Kredietbank LOC) (VMIG1 A-1+)
  3.75%, 09/01/96                                               100          100
Orange County, California Sanitation District
  No. 123 Certificates of Participation (Capital
  Improvement Program 1990-92) Series C/(FGIC
  Insurance) (VMIG1 A-1+)
  3.65%, 09/01/96                                             3,600        3,600
                                                                          ------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $4,300)                                                            4,300
                                                                          ------

------------------------------------------------------------------------------

                                                            Shares       Value
                                                            -------     --------
CASH EQUIVALENTS -- 0.1%(c)
Provident Institutional Funds--California Money
  Fund Portfolio
  2.97%, 09/07/96                                                90          $90
                                                                        --------
TOTAL CASH EQUIVALENTS
  (Cost $90)                                                                  90
                                                                        --------
TOTAL INVESTMENTS--100.0%
  (Cost $98,471)                                                        $100,404
                                                                        ========

See accompanying Notes to Schedules of Investments.

------------------------------------------------------------------------------
NOTES TO SCHEDULES OF INVESTMENTS
August 31, 1996

Parenthetical disclosures which follow each security represent independent bond ratings, where available, as provided by Moody Investor Services, Inc. and Standard & Poor's Corporation which were in effect at August 31, 1996. These ratings are unaudited.

(a) Interest rates represent coupon rate of security.

(b) Interest rates vary periodically based on current market rates. Rates shown are the effective rates on August 31, 1996. Dates shown represent the latter of the demand date or next interest rate change date, which is considered the maturity date for financial reporting purposes. For variable rate securities without demand features, the next interest reset date is shown.

(c) Interest rates represent the yield on August 31, 1996.

Abbreviations
-------------
AMBAC      AMBAC Indemnity Corporation
FGIC       Financial Guaranty Insurance Company
FSA        Financial Security Assurance
LOC        Letter of Credit
MBIA       Municipal Bond Investors Assurance
VMIG       Variable Moody's Investment Grade

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
August 31, 1996

                                                  Schwab          Schwab
                                                California       California
                                            Short/Intermediate   Long-Term
                                                 Tax-Free        Tax-Free
                                                Bond Fund        Bond Fund
                                             ----------------    ---------
ASSETS
Investments, at value
  (Cost: $45,017 and $98,471,
  respectively)                                   $45,241        $100,404
Interest receivable                                   532           1,298
Receivable for Fund shares sold                        96              75
Deferred organization costs                             2               3
Prepaid expenses                                        9               1
                                                  -------        --------
    Total assets                                   45,880         101,781
                                                  -------        --------
LIABILITIES
Payable for:
  Dividends                                            26              72
  Fund shares redeemed                                 16              35
  Investment advisory and administration
    fee                                                --               4
  Other                                                50              54
                                                  -------        --------
    Total liabilities                                  92             165
                                                  -------        --------
Net assets applicable to outstanding
  shares                                          $45,788        $101,616
                                                  =======        ========
NET ASSETS CONSIST OF:
  Capital paid in                                 $46,401        $101,932
  Accumulated undistributed
    net investment income                              11              36
  Accumulated net realized loss on
    investments sold                                 (848)         (2,285)
  Net unrealized gain on investments                  224           1,933
                                                  -------        --------
                                                  $45,788        $101,616
                                                  =======        ========
PRICING OF SHARES
  Outstanding shares, $0.00001 par value
    (unlimited shares authorized)                   4,562           9,558
  Net asset value, offering and redemption
    price per share                                $10.04          $10.63

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (in thousands)
Year ended August 31, 1996

                                                  Schwab          Schwab
                                                California       California
                                            Short/Intermediate   Long-Term
                                                 Tax-Free        Tax-Free
                                                Bond Fund        Bond Fund
                                             ----------------    ---------
Interest income                                  $  2,030        $  5,685
                                                 --------        --------
Expenses:
  Investment advisory and administration
    fee                                               175             401
  Transfer agency and shareholder service
    fees                                              107             246
  Custodian fees                                       31              67
  Professional fees                                    32              37
  Shareholder reports                                  13              28
  Trustees' fees                                        4               6
  Registration fees                                     2               4
  Amortization of deferred organization
    costs                                               1               1
  Insurance and other expenses                          9              13
                                                 --------        --------
                                                      374             803
Less expenses reduced                                (164)           (323)
                                                 --------        --------
  Total expenses incurred by Fund                     210             480
                                                 --------        --------
Net investment income                               1,820           5,205
                                                 --------        --------
Net realized gain (loss) on investments
  sold:
  Proceeds from sales of investments               45,305         111,367
  Cost of investments sold                        (45,317)       (110,925)
                                                 --------        --------
    Net realized gain (loss) on
      investments sold                                (12)            442
                                                 --------        --------
Change in net unrealized gain (loss)
  on investments:
  Beginning of period                                 326           1,574
  End of period                                       224           1,933
                                                 --------        --------
    Increase (decrease) in net
      unrealized gain on investments                 (102)            359
                                                 --------        --------
Net gain (loss) on investments                       (114)            801
                                                 --------        --------
Increase in net assets resulting
  from operations                                $  1,706        $  6,006
                                                 ========        ========

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)

                                         Schwab California       Schwab California
                                         Short/Intermediate          Long-Term
                                              Tax-Free                Tax-Free
                                             Bond Fund               Bond Fund
                                        --------------------    --------------------
                                                   Year ended August 31,
                                          1996        1995        1996        1995
                                        --------    --------    --------    --------
Operations:
  Net investment income                 $  1,820    $  1,791    $  5,205    $  5,074
  Net realized gain (loss) on
    investments sold                         (12)       (767)        442      (1,880)
  Increase (decrease) in net
    unrealized gain on investments          (102)      1,219         359       2,086
                                        --------    --------    --------    --------
  Increase in net assets
    resulting from operations              1,706       2,243       6,006       5,280
                                        --------    --------    --------    --------
Dividends to shareholders from
  net investment income                   (1,820)     (1,786)     (5,205)     (5,061)
                                        --------    --------    --------    --------
Capital share transactions:
  Proceeds from shares sold               19,657      12,494      31,008      22,400
  Net asset value of shares issued in
    reinvestment of dividends              1,443       1,403       3,436       3,479
  Less payments for shares redeemed      (15,837)    (22,364)    (23,674)    (42,485)
                                        --------    --------    --------    --------
  Increase (decrease) in net assets
    from capital share transactions        5,263      (8,467)     10,770     (16,606)
                                        --------    --------    --------    --------
Total increase (decrease) in net
  assets                                   5,149      (8,010)     11,571     (16,387)

Net assets:
  Beginning of period                     40,639      48,649      90,045     106,432
                                        --------    --------    --------    --------
  End of period (including
    undistributed net investment
    income of $11, $11, $36 and $36,
    respectively)                       $ 45,788    $ 40,639    $101,616    $ 90,045
                                        ========    ========    ========    ========
Number of Fund shares:
  Sold                                     1,951       1,271       2,893       2,201
  Reinvested                                 143         143         321         342
  Redeemed                                (1,572)     (2,293)     (2,210)     (4,220)
                                        --------    --------    --------    --------
  Net increase (decrease) in
    shares outstanding                       522        (879)      1,004      (1,677)

Shares outstanding:
  Beginning of period                      4,040       4,919       8,554      10,231
                                        --------    --------    --------    --------
  End of period                            4,562       4,040       9,558       8,554
                                        ========    ========    ========    ========

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

1. DESCRIPTION OF THE FUNDS

The Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund (the "Funds") are series of Schwab Investments (the "Trust"), a no-load, open-end management investment company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940, as amended.

In addition to the Funds, the Trust also offers -- the Schwab 1000 Fund(R), Schwab Short/Intermediate Government Bond Fund, Schwab Long-Term Government Bond Fund, Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund. The assets of each series are segregated and accounted for separately.

The investment objective of the Funds is to seek to provide a high level of current income that is exempt from federal income and State of California personal income taxes, consistent with preservation of capital. The Funds, which are not "diversified" investment companies within the meaning of the Investment Company Act of 1940, as amended, each invest primarily in debt obligations issued by or on behalf of the State of California, its political subdivisions, agencies or instrumentalities, the interest of which is not subject to federal income and State of California personal income taxes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security valuation -- Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the most recent bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities within 60 days or less of maturity are stated at amortized cost which approximates market value.

------------------------------------------------------------------------------

Security transactions and interest income -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes amortization of premium on investments. Realized gains and losses from security transactions are determined on an identified cost basis. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date.

Dividends to shareholders -- Each Fund declares a daily dividend, from its net investment income for that day, payable monthly. Distributions of net capital gains, if any, are recorded on ex-dividend date, payable annually on a calendar year basis.

Deferred organization costs -- Costs incurred in connection with the organization of the Funds, their initial registration with the Securities and Exchange Commission and with various states are amortized on a straight-line basis over a five-year period from each Fund's commencement of operations.

Expenses -- Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are allocated to each series in proportion to their relative net assets.

Federal income taxes -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

All distributions paid by the Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund during the year ended August 31, 1996, qualify as exempt interest dividends for federal tax purposes.

At August 31, 1996, (for financial reporting and federal income tax purposes), net unrealized gain for the Schwab California Short/Intermediate Tax-Free Bond Fund aggregated $224,000, of which $363,000 related to appreciated securities and $139,000 related to depreciated

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

securities, and net unrealized gain for the Schwab California Long-Term Tax-Free Bond Fund aggregated $1,933,000, of which $2,662,000 related to appreciated securities and $729,000 related to depreciated securities.

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Funds each pay an annual fee, payable monthly, of 0.41% of each Fund's average daily net assets. Under this agreement, the Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund incurred investment advisory and administration fees of $175,000 and $401,000, respectively, for the year ended August 31, 1996, before the Investment Manager reduced its fee (see Note 4).

Transfer agency and shareholder service agreements -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each Fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services. For the year ended August 31, 1996, the Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund incurred transfer agency and shareholder service fees of $107,000, and $246,000, respectively, before Schwab reduced its fees (see Note 4).

Officers and trustees -- Certain officers and trustees of the Trust are also officers and/or directors of the Investment Manager and/or Schwab. During the year ended August 31, 1996, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Funds incurred fees aggregating $10,000 related to the Trust's unaffiliated trustees.

------------------------------------------------------------------------------

4. EXPENSES REDUCED BY THE INVESTMENT MANAGER AND SCHWAB

The Investment Manager and Schwab reduced a portion of their fees in order to limit the ratio of operating expenses to average net assets for each Fund. During the year ended August 31, 1996, the total of such fees reduced by the Investment Manager was $57,000 and $104,000 for the Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund, respectively, and the total of such fees reduced by Schwab was $107,000 and $219,000 for the Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund, respectively (see
Note 6).

5. INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations, during the year ended August 31, 1996, were as follows
(in thousands):

                             Schwab California      Schwab California
                            Short/Intermediate          Long-Term
                            Tax-Free Bond Fund     Tax-Free Bond Fund
                            -------------------    -------------------
Purchases                         $13,425                $40,919
Proceeds of sales and
  maturities                      $ 8,224                $33,408

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

6. FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period:

                                          Schwab California Short/Intermediate
                                                   Tax-Free Bond Fund
                                      ---------------------------------------------
                                                                       Period ended
                                          Year ended August 31,         August 31,
                                       1996       1995       1994         1993++
                                      -------    -------    -------    ------------
Net asset value at beginning of
  period                              $ 10.06    $  9.89    $ 10.13      $  10.00
Income from investment operations
---------------------------------
  Net investment income                  0.43       0.42       0.37          0.13
  Net realized and unrealized gain
    (loss) on investments               (0.02)      0.17      (0.24)         0.13
                                      -------    -------    -------      --------
  Total from investment operations       0.41       0.59       0.13          0.26
Less distributions
------------------
  Dividends from
    net investment income               (0.43)     (0.42)     (0.37)        (0.13)
  Distributions from realized
    gain on investments                    --         --         --            --
                                      -------    -------    -------      --------
  Total distributions                   (0.43)     (0.42)     (0.37)        (0.13)
                                      -------    -------    -------      --------
Net asset value at end of period      $ 10.04    $ 10.06    $  9.89      $  10.13
                                      =======    =======    =======      ========
Total return (%)                         4.11       6.17       1.29          2.57
----------------
Ratios/Supplemental data
------------------------
  Net assets, end of period (000s)    $45,788    $40,639    $48,649      $ 44,545
  Ratio of expenses to
    average net assets (%)               0.49       0.50       0.48          0.45*
  Ratio of net investment income to
    average net assets (%)               4.23       4.29       3.69          3.49*
  Portfolio turnover rate (%)              20         62         35             0
---------------
  Ratio of expenses to average net
    assets prior to reduced fees and
    absorbed expenses (%)+               0.87       0.84       0.86          1.25*
  Ratio of net investment income to
    average net assets prior to
    reduced fees and absorbed
    expenses (%)+                        3.85       3.95       3.31          2.69*

++ For the period April 21, 1993 (commencement of operations) to August 31,
   1993.

 + The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets.

 * Annualized

------------------------------------------------------------------------------

                                        Schwab California Long-Term Tax-Free Bond Fund
                                 -------------------------------------------------------------
                                                                 Eight months
                                                                    ended        Period ended
                                     Year ended August 31,        August 31,     December 31,
                                   1996      1995       1994         1993           1992++
                                 --------   -------   --------  -------------    -------------
Net asset value at
  beginning of period            $  10.53   $ 10.40   $  11.26     $   10.58        $ 10.00
Income from investment
----------------------
 operations
 Net investment income               0.57      0.56       0.56          0.38           0.51
 Net realized and unrealized
   gain (loss) on investments        0.10      0.13      (0.74)         0.68           0.58
                                 --------   -------   --------     ---------        -------
 Total from investment
   operations                        0.67      0.69      (0.18)         1.06           1.09
Less distributions
------------------
 Dividends from
   net investment income            (0.57)    (0.56)     (0.56)        (0.38)         (0.51)
 Distributions from realized
   gain on investments                 --        --       (.12)           --             --
                                 --------   -------   --------     ---------        -------
 Total distributions                (0.57)    (0.56)     (0.68)        (0.38)         (0.51)
                                 --------   -------   --------     ---------        -------
Net asset value at end of period $  10.63   $ 10.53   $  10.40     $   11.26        $ 10.58
                                 ========   =======   ========     =========        =======
Total return (%)                     6.43      6.98      (1.70)        10.13          11.10
----------------
Ratios/Supplemental data
------------------------
 Net assets, end of period
   (000s)                        $101,616   $90,045   $106,432     $ 138,067        $72,969
 Ratio of expenses to
   average net assets (%)            0.49      0.58       0.60          0.60*          0.45*
 Ratio of net investment income
   to average net assets (%)         5.30      5.54       5.12          5.18*          5.72*
 Portfolio turnover rate (%)           36        46         48            47            124
---------------
 Ratio of expenses to average
   net assets prior to reduced
   fees
   and absorbed expenses (%)+        0.82      0.81       0.80          0.87*          1.05*
 Ratio of net investment income
   to average net assets prior
   to reduced fees and absorbed
   expenses (%)+                     4.97      5.31       4.92          4.91*          5.12*

++ For the period February 24, 1992 (commencement of operations) to December 31,
   1992.

 + The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets.

 * Annualized

------------------------------------------------------------------------------

To the Trustees and Shareholders of
the Schwab California Short/Intermediate Tax-Free Bond Fund and
Schwab California Long-Term Tax-Free Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund (two series constituting part of Schwab Investments, hereafter referred to as the "Trust") at August 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
-------------------------
PRICE WATERHOUSE LLP
San Francisco, California
September 24, 1996